As filed with the Securities and Exchange Commission on June 14, 2007

Securities Act Registration No. 333-141090

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Registration Statement under the Securities Act of 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No. ☐

BlackRock Kelso Capital Corporation

(Exact name of Registrant as specified in its charter)

40 East 52nd Street

New York, NY 10022

(Address of Principal Executive Offices)

(212) 810-5800

(Registrant’s Telephone Number, Including Area Code)

James R. Maher

Michael B. Lazar

BlackRock Kelso Capital Corporation

40 East 52nd Street

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Stacy J. Kanter, Esq.	Cynthia M. Krus, Esq.
Michael K. Hoffman, Esq.	Sutherland Asbill & Brennan LLP
Skadden, Arps, Slate, Meagher & Flom LLP	1275 Pennsylvania Avenue, NW
Four Times Square	Washington, DC 20004
New York, NY 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)(3)
Common Stock, $0.001 par value	15,180,000	$18.00	$273,240,000(1)	$8,388.47

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Estimated pursuant to Rule 457(a) solely for the purpose of determining the registration fee.
(3)	Of which $46.05 was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated June 14, 2007

Preliminary Prospectus

13,200,000 Shares

Common Stock

We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

We are managed by BlackRock Kelso Capital Advisors LLC. BlackRock Financial Management, Inc. serves as our administrator.

This is our initial public offering and no public market currently exists for our shares. We expect that the initial public offering price per share will be between $16.00 and $18.00. We have applied to have our common stock approved for quotation on the NASDAQ Global Select Market under the symbol “BKCC.”

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. We maintain a website at http://www.blackrockkelso.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at 40 East 52nd Street, New York, NY 10022, or by calling us at (212) 810-5800. The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge upon written or oral request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Our shares have no history of public trading. Shares of closed-end investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. This risk is likely to apply to our shares of common stock as well and may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Assuming an initial public offering price at the midpoint of the range set forth above, purchasers in this offering will experience immediate dilution of approximately $1.79 per share. See “Risks” for more information regarding dilution.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in the Company in “ Risks” beginning on page 14.

	Per share	Total
Public offering price	$	$

Sales load (underwriting discounts and commissions)	$	$

Proceeds, to us, before expenses(1)	$	$

(1)	We estimate that we will incur expenses of approximately $1,500,000 in connection with this offering.

We have granted the underwriters an option to purchase up to 1,980,000 additional shares of our common stock at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over allotments, if any. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds will be $            , $            , and $            , respectively. See “Underwriting.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares on or about             , 2007.

Prospectus dated     , 2007

Joint Book Runners

JPMorgan	Citi	Merrill Lynch & Co.	Wachovia Securities

Co-Managers

Bear, Stearns & Co. Inc.	UBS Investment Bank

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including “Risks.” Throughout this prospectus, we refer to BlackRock Kelso Capital Corporation as the “Company,” “BlackRock Kelso,” “we,” “us” or “our.” Unless otherwise indicated, the information contained in this prospectus assumes that the shares of Common Stock to be sold in this offering are sold at the midpoint of the range set forth on the cover page of this prospectus, which is $17.00 per share.

The Company

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of public companies, foreign securities and real estate related assets.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We commenced operations on July 25, 2005, receiving approximately $529.3 million in total net proceeds from the private placement of 35,366,589 shares of our common stock at a price of $15.00 per share. Since the commencement of our operations, the team of investment professionals of BlackRock Kelso Capital Advisors LLC (the “Advisor” or “BlackRock Kelso Capital Advisors”), including our senior management, has evaluated more than 700 investment opportunities and completed more than 75 investments on our behalf, aggregating over $1.1 billion in capital provided to middle-market companies through May 2007.

At March 31, 2007, our portfolio included investments in 55 portfolio companies with a total value of $960.4 million. The weighted average yield of the debt and income producing equity securities in our portfolio was approximately 12.6% at March 31, 2007. Our largest portfolio company investment by value was approximately $44.5 million and our five largest portfolio company investments by value comprised approximately 22% of our portfolio at March 31, 2007. The following table provides selected financial information as of March 31, 2007 and 2006 and December 31, 2006 and 2005.

(In thousands, except yield and per share data)	For the three months ended March 31, 2007	For the three months ended March 31, 2006	For the year ended December 31, 2006	For the period from July 25, 2005 (inception) to December 31, 2005
	(unaudited)
Net Investment Income	$14,014	$6,680	$39,892	$6,203
Net Realized and Unrealized Gain	3,014	441	1,662	241
Net Increase in Net Assets Resulting from Operations	17,028	7,121	41,555	6,444
Dividends per Share	0.42	0.20	1.15	0.20
Net Asset Value Per Share at Period End	14.95	14.95	14.93	14.95
Net Asset Value at Period End	598,672	542,420	561,800	528,705
Total Assets at Period End	975,044	550,041	766,259	542,226
Total Investment Portfolio at Period End(1)	960,434	547,607	757,331	539,409
Yield on Long-Term Investments at Period End	12.6%	10.9%	12.5%	10.7%

(1)	Includes cash, cash equivalents and foreign currency.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 14 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The investment committee is responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the Advisor’s investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998.

Since BlackRock’s founding in 1988 primarily as an institutional fixed income manager, BlackRock has become a premier provider of global investment management, risk management and advisory services to institutional and retail clients. As of March 31, 2007, the assets under management of BlackRock were over $1.1 trillion.

The Kelso Principals have an average tenure of at least fifteen years at Kelso & Company, L.P. (“Kelso”). Kelso is a leading private equity firm and since 1980 has invested over $4.3 billion of private equity capital, primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee will bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization will not participate in the activities of the Advisor or advise us.

Administration

BlackRock, through its subsidiary, BlackRock Financial Management, Inc. (the “Administrator”), serves as our administrator and leases office space to us and provides us with equipment and office services. BlackRock oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the United States Securities and Exchange Commission, or the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market Opportunity

We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets.    While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital.    We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business.    We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive Advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies.    Since inception, we have invested in excess of $1.1 billion across more than 75 portfolio companies and have a portfolio yield of approximately 12.6% as of March 31, 2007. We invested approximately $887 million in gross assets during the twelve-month period ended March 31, 2007.

Proven transaction sourcing strategy.    Since the Advisor’s inception of operations, it has sourced and reviewed more than 700 potential investments and has a proven process through which it has invested in excess of $1.1 billion on our behalf through May 2007. The Advisor identifies potential investments through its active transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom its investment professionals and investment committee members have relationships. In addition to its investment professionals, senior members of the Advisor’s investment committee have relationships with a large and diverse group of financial intermediaries. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Access to BlackRock and Kelso Principals’ broad investing capabilities.    Our Advisor’s relationship with BlackRock and the Kelso Principals provides access to extensive expertise across asset classes. The Advisor’s investment committee and its team of dedicated investment professionals have had extensive experience in fixed-income, public equity and private equity investing.

Highly experienced investment committee.    Our investment activities are carried out by BlackRock Kelso Capital Advisors and led by James R. Maher and Michael B. Lazar with guidance from the Advisor’s investment committee. The investment committee is comprised of senior members of BlackRock and the Kelso Principals, including BlackRock’s Chief Executive Officer and three other members of its Management Committee. These investment committee members are supported by a team of seasoned investment professionals of the Advisor who possess a broad range of transaction, financial, managerial and investment skills.

Disciplined investment process with focus on preservation of capital.    In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure.    We benefit from the existing infrastructure and administrative capabilities of BlackRock. BlackRock serves as our administrator and provides us with office space, equipment and office services. Our relationship with BlackRock grants us access to BlackRock’s fund administration platform which we believe allows for higher quality service and lower cost than traditionally available in the industry and further enhances our returns.

Leverage

We maintain a four-year, multi-currency $500 million senior secured credit facility (the “Credit Facility”) with a group of lenders, under which we have approximately $350 million of indebtedness outstanding as of the date of this prospectus. The Credit Facility allows us to increase its size to $1 billion subject to certain conditions, and $100 million of the existing availability expires on October 15, 2007. The interest rate applicable to borrowings under the Credit Facility is generally LIBOR plus 87.5 basis points. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. See “Risks—Risks related to our business.”

Risks

Investment in our securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our common stock.

We are a relatively new company with a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that our net asset value could decline substantially. A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. Under the 1940 Act, we may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to stockholders.

Our Advisor and its affiliates, officers and employees may have certain conflicts of interest. The Advisor, its officers and employees and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

The potential for the Advisor to earn an incentive fee from time to time under the investment management agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. The allocation of shares of our common stock that the Advisor and its affiliates may receive from some of our investors if certain performance thresholds are achieved also may encourage the Advisor to cause us to invest in riskier investments to achieve these thresholds, which would increase the risk of loss.

A substantial portion of our portfolio of investments is illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations.

An economic slowdown may affect the ability of a portfolio company to repay its borrowings or to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to loss of investment returns and/or financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

To maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We may not be able to pay dividends and failure to qualify as a RIC for tax purposes could have a material adverse effect on the income available for debt service and distributions to our stockholders, which may have a material adverse effect on our total return to common stockholders, if any.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

The market value of our securities may be volatile due to market factors that may be beyond our control.

Company Information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

The Offering

The Offering

We are offering shares of our common stock through a group of underwriters (the “Underwriters”) led by J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC. We have granted to the Underwriters an over-allotment option to purchase up to 1,980,000 additional shares of our common stock to cover overallotments, if any. The Underwriters will reserve up to 660,000 shares of our common stock for sale to Directors and to employees and other parties related to the Advisor, BlackRock and Kelso.

Common Stock Outstanding After this Offering

54,355,916 shares, which includes an estimated 1,120,933 shares resulting from the reinvestment by existing participants in our dividend reinvestment plan of the $0.42 per share dividend paid on May 31, 2007 to stockholders of record on May 15, 2007 at an assumed net asset value equal to our actual net asset value at March 31, 2007, and excludes 1,980,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Proposed NASDAQ Global Select Market Symbol	“BKCC.”

Use of Proceeds

Based on an assumed offering price at the midpoint of the range set forth on the cover page of this prospectus, the net proceeds of the offering are estimated to be approximately $211 million ($243 million if the underwriters exercise their overallotment option to purchase additional shares in full) after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use the net proceeds to repay a portion of the outstanding indebtedness under our Credit Facility, to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. See “Use of Proceeds.”

Dilution

The assumed initial public offering price described above will be higher than our as-adjusted pro forma net asset value per share of $15.21. As a result, investors purchasing stock in this offering will incur immediate dilution of $1.79 per share. See “Dilution.”

Investment Management Agreement

We have entered into an investment management agreement, or the management agreement, with the Advisor, under which the Advisor, subject to the overall supervision of our Board of Directors, manages our day-to-day operations and provides investment advisory services to us. For providing these services, the Advisor receives a base management fee from us at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears. The management agreement also provides that the Advisor or its affiliates may be entitled to an incentive fee under certain circumstances. The determination of such an incentive fee will result in the Advisor or its affiliates receiving no incentive fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the incentive fee percentage until returns to our stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock. The management agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under that agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. See “The Advisor—Investment management agreement.”

Additional Compensation to Affiliates of the Advisor

The Advisor and its affiliates may be entitled to additional compensation from certain of our current investors, if certain performance thresholds are achieved. This compensation would take the form of such investors transferring a portion of their shares in us to the Advisor and its affiliates. See “The Advisor—Additional compensation to affiliates of the Advisor.”

Distributions and Tax Status

We intend to distribute quarterly dividends to stockholders. Our quarterly dividends are determined by our Board of Directors. To date, we have paid $82.7 million, or $2.19 per share, in dividends to stockholders.

We have elected to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Matters.”

Custodian and Transfer Agent	PFPC Trust Company, a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), serves as our Custodian and Transfer Agent. See “Custodian and transfer agent.”

Leverage

We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks.” Under the 1940 Act, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Dividend Reinvestment Plan

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Shares.”

In addition, our Board of Directors is divided into three classes with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered Board of Directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Shares.”

Administrator

BlackRock, through our Administrator, serves as our administrator and leases office space to us and provides us with equipment and office services. BlackRock oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Subject to BlackRock’s oversight, PFPC Inc., a subsidiary of PNC, serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. Fees and indemnification of the Administrator, PFPC Inc. and PFPC Trust Company were approved by our Board of Directors, including the directors that are not “interested persons.”

Available Information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. We file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at http://www.blackrockkelso.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at 40 East 52nd Street, New York, NY 10022, or by calling us at (212) 810-5800. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	5.25%	(1)
Offering Expenses (as a percentage of offering price)	0.67%	(2)
Dividend Reinvestment Plan Fees	None	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	5.92%

Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	2.77%	(5)
Incentive Fees Payable Under the Investment Management Agreement	1.85%	(6)
Interest Payments on Borrowed Funds	1.89%	(7)
Other Expenses	0.57%	(8)

Total Annual Expenses	7.08%	(9)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $1,500,000.

(3)	You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	“Net Assets Attributable to Common Shares” equals net assets at March 31, 2007 plus the anticipated net proceeds from this offering assuming no exercise of the underwriters’ option to purchase additional shares.

(5)	Our management fee is 2.0% of our total assets, payable quarterly in arrears based on our total assets at the beginning of the quarter. See “The Advisor—Investment management agreement.”

(6)	These Incentive Fees are based on actual amounts incurred during the three months ended March 31, 2007 annualized for a full year. However, the Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned during the three months ended March 31, 2007. For more detailed information about the Incentive Fee, please see the section of this prospectus captioned “The Advisor—Investment management agreement” and Note 3 to our financial statements included elsewhere in this prospectus.

(7)	“Interest Payments on Borrowed Funds” represents interest and credit facility fees incurred and amortization of debt issuance costs during the three months ended March 31, 2007 annualized for a full year. Commencing December 6, 2006, we maintained a $225 million senior secured revolving credit facility (the “Credit Facility”). Our average outstanding balance during the three months ended March 31, 2007 was approximately $220 million. On February 8 and April 16, 2007, we amended the Credit Facility to increase commitments thereunder to $500 million until October 15, 2007, on which date total commitments will revert to $400 million. The amendments allow us to increase commitments up to $1 billion and we may increase that amount further following completion of this offering. As a result, our interest payments on borrowed funds as a percentage of net assets attributable to common shares may increase.

(8)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the investment management agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual other expenses for the three months ended March 31, 2007 annualized for a full year plus an estimate of additional other expenses we expect to incur as a company with common stock listed on a national securities market following completion of this offering.

(9)	The table above expresses our expenses as a percentage of our net assets attributable to our common stock. The table below expresses our expenses as a percentage of our total assets, which equals total assets at March 31, 2007 plus the anticipated net proceeds from this offering assuming no exercise of the underwriters’ option to purchase additional shares.

Estimated Annual Expenses (as a Percentage of Total Assets)
Management Fees	1.89	%(5)
Incentive Fees Payable under the Investment Management Agreement	1.26	%(6)
Interest Payments on Borrowed Funds	1.29	%(7)
Other Expenses	0.39	%(8)

Total Annual Expenses	4.83%

Example

The following example illustrates the expenses (including the sales load of $52.50) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 5.23% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$102	$201	$299	$542

This example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.    The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The Incentive Fee under the investment management agreement, which, assuming a 5% annual return, would not be payable, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher.

SELECTED FINANCIAL DATA

Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. The Statement of Operations, Per Share Data and Balance Sheet Data for the year ended December 31, 2006 and for the period from July 25, 2005 (inception of operations) through December 31, 2005 are derived from our financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” included elsewhere in this prospectus.

	Three months ended March 31, 2007	Three months ended March 31, 2006	Year ended December 31, 2006	Period from July 25, 2005* through December 31, 2005
	(unaudited)
	(dollar amounts in thousands, except per share data)
Statement of Operations Data
Total Investment Income	$25,052	$8,733	$53,892	$10,005
Net Expenses:
Before Base Management Fee Waiver	11,961	3,386	18,314	6,137
After Base Management Fee Waiver(1)	11,038	2,053	14,000	3,802
Net Investment Income	14,014	6,680	39,892	6,203
Net Realized and Unrealized Gain	3,014	441	1,662	241
Net Increase in Net Assets Resulting from Operations	17,028	7,121	41,555	6,444
Per Share Data:
Net Asset Value at Period End	$14.95	$14.95	$14.93	$14.95
Net Investment Income	0.36	0.19	1.09	0.17
Net Realized and Unrealized Gain	0.08	0.01	0.04	0.01
Net Increase in Net Assets Resulting from Operations	0.44	0.20	1.13	0.18
Dividends Declared	0.42	0.20	1.15	0.20
Balance Sheet Data at Period End:
Total Assets	$975,044	$550,041	$766,259	$542,226
Borrowings Outstanding	300,000	—	164,000	—
Payable for Investments Purchased	64,635	5,191	16,260	4,198
Other Liabilities	11,737	2,430	24,199	9,323
Total Net Assets	598,672	542,420	561,800	528,705
Other Data:
Total Return(2)	3.0%	1.3%	7.8%	1.0%
Number of Portfolio Companies at Period End	55	30	49	26
Value of Long-Term Investments at Period End(3)	$954,975	$203,408	$754,168	$136,913
Weighted Average Yield on Long-Term Investments at Period End(3)(4)	12.6%	10.9%	12.5%	10.7%

*	Inception of operations.

(1)	The Base Management Fee waiver will not be in effect following completion of this offering.

(2)	Total return is based on the change in net asset value per share and takes into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan. Total return is not annualized. Total return would have been 2.8% and 1.1% for the three months ended March 31, 2007 and March 31, 2006, respectively, 7.0% for the year ended December 31, 2006 and 0.6% for the period from July 25, 2005 (inception of operations) to December 31, 2005 without the Base Management Fee Waiver.

(3)	Excludes investments in closed-end funds at March 31, 2006 and December 31, 2005, which we considered temporary.

(4)	Yields are computed using interest rates and dividend yields at period end and include amortization of loan origination and other upfront fees, original issue discount and market premium or discount, weighted by the amortized cost of the respective investment when averaged.

Selected Quarterly Data (Unaudited)

	2007	2006				2005
	Q1	Q4	Q3	Q2	Q1	Q4	Q3*
		(dollar amounts in thousands, except per share data)
Total Investment Income	$25,052	$17,898	$15,116	$12,145	$8,733	$6,406	$3,599
Net Investment Income	$14,014	$12,207	$11,007	$9,997	$6,680	$4,474	$1,729
Net Realized and Unrealized Gain (Loss)	$3,014	$(356)	$404	$1,173	$441	$172	$69
Net Increase in Net Assets Resulting from Operations	$17,028	$11,852	$11,411	$11,170	$7,121	$4,646	$1,798
Net Asset Value per Share at the End of the Quarter	$14.95	$14.93	$15.04	$15.03	$14.95	$14.95	$15.01

*	From July 25, 2005 (inception of operations).

RISKS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks related to our business

We are a relatively new company with a limited operating history.

We commenced operations on July 25, 2005 and therefore have a limited operating history. As a result, we have limited financial information on which you can evaluate our prior performance or an investment in us. We are subject to the business risks and uncertainties associated with any relatively new business, including the risk that we will not achieve our investment objective and that our net asset value could decline substantially. Immediately following the commencement of our operations, we invested a substantial portion of the net proceeds from the initial private placement of our common stock largely in temporary investments, such as cash equivalents, which earn yields substantially lower than the interest income we expected to receive on our senior and subordinated loans. By December 31, 2006, we had invested substantially all of the net proceeds in senior and subordinated loans and equity securities of our portfolio companies. After repayment of our outstanding indebtedness, we anticipate investing a substantial portion of any remaining net proceeds of this offering in temporary investments, and that it may take us up to three months to reinvest such net proceeds in accordance with our investment objective.

Our investment advisor and its management have limited experience operating under the constraints imposed on us as a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. These constraints, among others, may hinder the Advisor’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. The Advisor’s experience operating under these constraints is limited to the period since our inception.

If we are unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the Advisor’s investment process and, in conjunction with the Administrator, its ability to provide competent, attentive and efficient services to us.

The members of the investment committee have substantial responsibilities to other clients of the Advisor’s affiliates in addition to their activities on our behalf. The investment professionals dedicated primarily to us may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We are dependent upon senior management personnel of our investment advisor for our future success, and if our investment advisor is unable to hire and retain qualified personnel or if our investment advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of the Advisor, particularly its Chairman and Chief Executive Officer, James R. Maher, and its Chief Operating Officer, Michael B. Lazar, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees of the Advisor have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Advisor’s senior management team. The departure of any of the members of our Advisor’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that BlackRock Kelso Capital Advisors will remain our investment advisor, that BlackRock Financial Management, Inc. will remain our administrator or that we will continue to have access to BlackRock’s investment professionals or the Kelso Principals.

There is a risk that we may not make distributions and consequently will be subject to corporate-level income tax.

We intend to make distributions on a quarterly basis to our stockholders of our net investment income and short term capital gains. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in our existing and any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC, and we would be subject to corporate-level federal income tax. See “Tax Matters.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

We may experience fluctuations in our quarterly and annual operating results.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles, or GAAP, and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments are generally valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants are allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for favorable tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for favorable tax treatment as a RIC or, even if such distribution requirements are satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax. See “Tax Matters.”

If we incur additional debt, it could increase the risk of investing in our shares.

As of the date of this prospectus, we have outstanding indebtedness pursuant to our Credit Facility in the amount of $350 million. Although we intend to use the proceeds of this offering to repay a portion of this indebtedness, we expect, in the future, to borrow additional amounts under our Credit Facility and to increase the size of our Credit Facility. Lenders have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we have granted a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of borrowing at March 31, 2007, which represented borrowings equal to 31% of our total assets. On such date, we also had $975 million in total assets; an average cost of funds of 6.25%; $300 million in debt outstanding; and $599 million of total net assets. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by the total value of our assets at March 31, 2007 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 6.25% times the $300 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at March 31, 2007 to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on our Portfolio (Net of Expenses Other than Interest)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-19.4%	-11.3%	-3.1%	5.0%	13.2%

The total return on our shares of common stock is comprised of two elements: the distributions we pay on our common stock (the amount of which is largely determined by our net investment income after paying interest or dividends on any senior securities we have outstanding and our operating expenses) and gains or losses on the value of our investments. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, we must assume that the income we receive on our investments is entirely offset by losses in the value of our investments.

The table also assumes that we will maintain a constant level of leverage. We intend to use a portion of the proceeds of this offering to repay a portion of our outstanding indebtedness. Thereafter, the amount of leverage that we use will vary from time to time.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares are exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common shares will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	such securities are governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

Because we will distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will continue to need additional capital to finance our growth.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions.

Our investment advisor and its affiliates, officers and employees have certain conflicts of interest.

The Advisor, its officers and employees and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

We may not replicate the success of BlackRock or Kelso.

We are not managed by either BlackRock or Kelso. Our investment strategies differ from those of BlackRock, the Kelso Principals or their respective affiliates. We would not generally be permitted to invest in any private company in which BlackRock, Kelso, or any of their affiliates, holds an existing investment, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. We can provide no assurance that we will replicate the historical or future performance of BlackRock’s or Kelso’s investments and our investment returns may be substantially lower than the returns achieved by those firms. As a BDC, we are subject to certain investment restrictions that do not apply to BlackRock or Kelso.

The Incentive Fee and certain other compensation payable to our investment advisor may increase risks.

The potential for the Advisor to earn an Incentive Fee from time to time under the management agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. The way in which the amount of the Incentive Fee is determined, which is calculated as a percentage of distributions on our common shares, may encourage the Advisor to use leverage in an effort to increase the return on our investments. If the Advisor acquires poorly performing assets with such leverage, the loss to holders of our common shares could be substantial. Finally, because a portion of the Incentive Fee is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether we have received a cash payment of such interest or dividends, the Advisor might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the Incentive Fee even when the issuers thereof would not be able to make cash payments on such securities. The foregoing risks could be increased because the Advisor is not obligated to reimburse us for any Incentive Fee received even if we subsequently incur losses or never receive in cash income that was previously accrued. The allocation of shares of our common stock that the Advisor and its affiliates may receive from some of our investors if certain performance thresholds are achieved also may encourage the Advisor to cause us to invest in riskier investments to achieve these thresholds, which would increase the risk of loss.

A substantial portion of our portfolio investments is recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments.

Our debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because there is not a readily available market value for many of the investments in our portfolio, we value many of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Our Board of Directors may utilize the services of one or more independent valuation firms to aid it in determining the fair value of these investments. The types of factors that we may take into account in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Risks related to our investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

Risks Associated with Middle-market Companies.    Investment in private middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Little public information exists about these companies. The greater difficulty in making a fully informed investment decision raises the risk of misjudging the credit quality of the company and we may lose money on our investments.

Lower Credit Quality Obligations.    Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt that we invest in typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks:

•	increased price sensitivity to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•

if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on our net asset value and the market value of our common shares. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which we may invest a portion of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

Distressed Debt Securities Risk.    At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Preferred Stock Risk.    To the extent we invest in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income.

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.    Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Common Stock Risk.    We may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns. The equity securities that we acquire may fail to appreciate and may decline in value or become worthless.

Hedging Transactions.    We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may need to incur additional expenses to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Concentration of our assets in an issuer, industry or sector may present more risks than if we were more broadly diversified over numerous issuers, industries and sectors of the economy.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. We cannot predict the industries or sectors in which our investment strategy may cause us to concentrate and cannot predict the level of our diversification among issuers to ensure that we satisfy diversification requirements for qualification as a RIC for U.S. federal income tax purposes. A downturn in an industry or sector in which we are concentrated would have a larger impact on us than on a company that does not concentrate in an industry or sector. As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we are classified as a non-diversified company under the 1940 Act. Accordingly, an investment in us may present greater risk than an investment in a diversified company. Furthermore, the Advisor has not made and does not intend to make any determination as to the allocation of assets among different classes of securities. At any point in time we may be highly concentrated in a single type of asset, such as junior unsecured loans or distressed debt. Consequently, events which affect a particular asset class disproportionately could have an equally disproportionate effect on us.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks related to our operations as a BDC

Our ability to enter into transactions with our affiliates will be restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. We consider BlackRock, Kelso and their affiliates to be affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

•

Senior Securities.    As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

•

Additional Common Stock.    Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

•

Securitization.    In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently qualify as a RIC under the Code and intend to continue to qualify each year as a RIC. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Tax Matters.”

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

To maintain our qualification as a RIC under the Code, which is required in order for us to distribute our income without tax at the corporate level and to obtain favorable RIC treatment, we must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Risks relating to this offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there has been no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering at the midpoint of the price range set forth on the cover page of this prospectus, you will experience immediate dilution of $1.79 per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Accordingly, investors in this offering will pay a price per share that exceeds the tangible book value per share after the closing of the offering.

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common shares will fluctuate with market conditions and other factors. If you sell shares, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and selling expenses paid by us. The common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to its operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•	loss of RIC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of key personnel from the Advisor;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

Upon completion of this offering we will have 54,355,916 shares of common stock outstanding (or 56,335,916 shares of common stock outstanding if the underwriters exercise their option to purchase additional shares in full), which includes an estimated 1,120,933 shares resulting from the reinvestment by existing participants in our dividend reinvestment plan of the $0.42 per share dividend paid on May 31, 2007 to stockholders of record on May 15, 2007 at an assumed net asset value equal to our actual net asset value at March 31, 2007. Following the offering, sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our principal stockholders will continue to have substantial ownership in us after this offering, and this control could limit your ability to influence the outcome of key transactions, including a change of control.

After the completion of this offering and the other transactions described in this prospectus, and assuming no exercise of the underwriters’ option to purchase additional shares, certain of our principal investors through BlackRock Kelso Capital Holding LLC, or Holding, will beneficially own, in the aggregate, approximately 70.8% of the outstanding shares of our common stock. See “Control Persons and Principal Stockholders.” As a result, these investors may be able to exert influence over our management and policies. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our company, depriving our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company, and ultimately affecting the market price of our common stock.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of the Advisor;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	the extent and timing of any share repurchases;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or the Advisor;

•	terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and us and the Advisor;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $211 million ($243 million if the underwriters exercise their option to purchase additional shares in full) after deducting the estimated underwriting discounts and commissions and estimated offering expenses of approximately $1,500,000 payable by us, in each case assuming an initial public offering price at the midpoint of the range set forth on the cover page of this prospectus, which is $17.00 per share. We may change the size of this offering based on demand and market conditions.

As of the date of this prospectus, we have approximately $350 million outstanding under the Credit Facility. The Credit Facility matures on December 6, 2010 and generally bears interest at an annual rate of LIBOR plus 87.5 basis points on the outstanding balance. Our current borrowings under the Credit Facility were used to fund investments in portfolio companies and for general corporate purposes. Amounts we repay under the Credit Facility will remain available for future borrowings.

We intend to use the net proceeds to repay a portion of the outstanding indebtedness under the Credit Facility, to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. We expect that it will take us up to approximately three months to invest substantially all of the net proceeds from this offering. We cannot assure you that we will achieve our targeted investment pace. We will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less pending investment in accordance with our investment objective and policies.

CAPITALIZATION

The following table sets forth our cash and capitalization as of March 31, 2007 (1) on an actual basis and (2) as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed offering price of the midpoint of the price range set forth on the cover of this prospectus, which is $17.00 per share, after deducting the underwriting discounts and commission and offering expenses payable by us. You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus and our financial statements and notes included elsewhere in this prospectus.

	As of March 31, 2007
	Actual	As Adjusted for the Offering(1)
	(Dollar amounts in thousands)
Cash and cash equivalents	$5,331	$5,331
Total assets	975,044	975,044
Borrowings under Credit Facility(2)	300,000	88,881
Payable for investments purchased	64,635	64,635
Other liabilities	11,737	11,737
Total liabilities	376,372	165,253
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 40,034,983 shares issued and outstanding, 53,234,983 shares issued and outstanding, as adjusted, respectively	40	53
Paid in capital in excess of par	599,432	810,538
Distributions in excess of net investment income	(5,735)	(5,735)
Accumulated net realized gain	305	305
Net unrealized appreciation	4,630	4,630
Total net assets	598,672	809,791
Total capitalization(3)	898,672	898,672

(1)	Does not include the underwriters’ over-allotment option of shares or an estimated 1,120,933 shares resulting from the reinvestment by existing participants in our dividend reinvestment plan of the $0.42 per share dividend paid on May 31, 2007 to stockholders of record on May 15, 2007 at an assumed net asset value equal to our actual net asset value at March 31, 2007.

(2)	As described under “Use of Proceeds” we intend to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under the Credit Facility.

(3)	Total capitalization equals total net assets plus borrowings under Credit Facility.

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

The net asset value of our common stock as of March 31, 2007 was approximately $599 million, or $14.95 per share. After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of the midpoint of the price range set forth on the cover page of this prospectus, which is $17.00 per share, the application of the net proceeds from this offering as set forth in “Use of Proceeds” and after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by us, our as-adjusted pro forma net asset value as of March 31, 2007 would have been approximately $810 million, or $15.21 per share. This represents an immediate increase in our net asset value per share of $0.26 to existing stockholders and dilution in net asset value per share of $1.79 to new investors who purchase shares in this offering. The following table illustrates this per share dilution:

Assumed initial public offering price per share	$17.00
Increase in net asset value per share attributable to new investors in this offering	0.26
As adjusted pro forma net asset value per share after this offering	15.21
Dilution per share to new investors(1)	1.79

(1)	To the extent the underwriters’ over-allotment option is exercised, there will be further dilution to new investors.

The following table summarizes, as of March 31, 2007, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering assuming the initial public offering price set forth above, before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration		Average Price per Share
	Number	Percent	Amount (in thousands)	Percent
Existing stockholders	40,034,983	75.2%	$600,637	72.8%	$15.00
New investors	13,200,000	24.8%	224,400	27.2%	17.00

Total	53,234,983	100.0%	$825,037	100.0%

The foregoing amounts do not include an estimated 1,120,933 shares issued on May 31, 2007 as a result of the reinvestment by existing participants in our dividend reinvestment plan of the $0.42 per share dividend paid on that date to stockholders of record on May 15, 2007 at an assumed net asset value equal to our actual net asset value at March 31, 2007.

DISTRIBUTIONS

This is our initial public offering and no public market currently exists for our shares. We have applied to have our common stock approved for quotation on the NASDAQ Global Select Market under the symbol “BKCC.” Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade above, at or below net asset value.

We intend to make distributions on a quarterly basis to our stockholders. The amount of our quarterly distributions will be determined by our Board of Directors. We intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Tax Matters.”

The following table summarizes our dividends declared since our inception of operations (July 25, 2005):

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007

Through March 31, 2007, we have made distributions in excess of our earnings of approximately $5.7 million. In addition, through March 31, 2007, we have net unrealized appreciation on our investments of $4.6 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC company under the 1940 Act. See “Regulation.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in which the Advisor on our behalf provides services to the portfolio company in connection with making the investment is treated as taxable income and accordingly distributed to stockholders. Such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

We were incorporated in Delaware on April 13, 2005 and were initially funded on July 25, 2005. Our investment objective is to provide a combination of current income and capital appreciation. We intend to invest primarily in debt and equity securities of private U.S. middle-market companies.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

On July 25, 2005, we completed a private placement of 35,366,589 shares of our common stock at a price of $15.00 per share, less a placement fee of $507,407 and legal fees and other offering costs of $657,639. We received approximately $529.3 million in net proceeds from this offering.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. In the past two years, the senior secured loan market has experienced dramatic growth in new issuance along with narrowing interest rate spreads. These conditions have led to the general weakening of loan covenants and have driven traditional senior lenders to pursue opportunities in the subordinated loan market. We expect these trends to continue and, as a result, the environment for investments in middle-market companies should remain very competitive. Despite these conditions, we expect to be able to continue to utilize our debt and equity capital to grow our long-term investment portfolio. We intend to maintain our disciplined investment process, selectively participating in transactions when our assessment of risk and reward indicates a favorable opportunity.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” The SEC recently adopted new rules under the 1940 Act to expand the definition of “eligible portfolio company” to include all private companies and companies whose securities are not listed on a national securities exchange. The new rules also will permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition. The new rules became effective November 30, 2006. As a result of these new rules, we are no longer required to determine the eligibility of a portfolio company by reference to whether or not it has outstanding marginable securities.

In addition to the adoption of the rules described above, the SEC also proposed for comment a rule that would include as eligible portfolio companies certain public companies that have listed their securities on a national securities exchange, as long as their public float and/or market capitalization is below a specified level. We will continue to monitor closely any developments with respect to the definition of an eligible portfolio company and intend to adjust our investment focus as needed to comply with and/or take advantage of the new rules, as well as any other regulatory, legislative, administrative or judicial actions in this area.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies.

Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or pay interest in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of the base management fee and, depending on our operating results, an incentive management fee, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our management agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

During the first year of our operations (through July 2006), the Advisor agreed to waive its right to receive one-half of the base management fee the Advisor would otherwise have been entitled to receive from us. Thereafter, the Advisor waived one-quarter of the amount of the base management fee the Advisor would otherwise have been entitled to receive from us. All of the fee waivers will terminate upon completion of this offering.

Additionally, the management agreement provides that the Advisor or its affiliates may be entitled to an Incentive Fee under certain circumstances. The determination of the Incentive Fee will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock. The determination of the Incentive Fee is subject to any applicable limitations under the 1940 Act and the Investment Advisers Act of 1940, or the Advisers Act.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of portfolio investments

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, our Board of Directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management;

•

to the extent determined by the audit committee of our Board of Directors, independent valuation firms engaged by our Board of Directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in determining the fair value of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements included elsewhere in this prospectus express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

Revenue recognition

We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance and generally due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, we record any prepayment fees and unamortized loan origination, structuring, closing, commitment and other upfront fees as interest income. We record dividend income on the ex-dividend date.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in which the Advisor on our behalf provides services to the portfolio company in connection with making the investment is treated as taxable income and accordingly, distributed to stockholders. For the three months ended March 31, 2007, these fees totaled $1,293,750. We anticipate earning additional upfront fees in the future and such fees may cause our taxable income to exceed our GAAP income, although the differences are expected to be temporary in nature.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment fees. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Federal income taxes

We have elected to be taxed as a RIC under Subchapter M of the Code, and, among other things, have made and intend to make the requisite distributions to our stockholders to relieve us from federal income and excise taxes. In order to qualify as a RIC, we are required to distribute annually at least 90% of investment company taxable income, as defined by the Code, to our stockholders. To avoid federal excise taxes, we must distribute annually at least 98% of our income (both ordinary income and net capital gains).

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Portfolio and investment activity

During the quarter ended March 31, 2007, we closed a number of new investments in portfolio companies. We attribute our ability to have made these investments to the investment platform of the Advisor, favorable market conditions and access to additional financing through the use of our credit facility. During the quarter, we invested approximately $213.9 million across nine new and two existing portfolio companies. The new investments consisted primarily of senior loans secured by second liens ($79.8 million, or 37% of the total) and first liens ($2.0 million, or 1%), subordinated debt/corporate notes ($106.0 million, or 50%) and equity securities ($26.1 million, or 12%). Additionally, we received proceeds from sales/repayments of principal of approximately $16.5 million during the quarter ended March 31, 2007.

At March 31, 2007, our net portfolio of $960.4 million (at value) consisted of 55 portfolio companies and was invested 67% in senior secured loans, 27% in subordinated debt/corporate notes, 5% in equity investments and 1% in cash, cash equivalents and foreign currency. Our average portfolio company investment by value was approximately $17 million. Our largest portfolio company investment by value was approximately $44.5 million and our five largest portfolio company investments by value comprised approximately 22% of our portfolio at March 31, 2007. At December 31, 2006, our net portfolio of $757.3 million (at value) consisted of 49 portfolio companies and was invested 71% in senior secured loans, 26% in subordinated debt/corporate notes, 3% in equity investments and less than 1% in cash, cash equivalents and foreign currency. Our average portfolio company investment by value was approximately $15 million at December 31, 2006. Our largest portfolio company investment by value was approximately $42.2 million and our five largest portfolio company investments by value comprised approximately 25% of our portfolio at December 31, 2006.

Our weighted average yield on invested capital was 12.6% at March 31, 2007 versus 12.5% at December 31, 2006. The weighted average yields on our subordinated debt/corporate notes and senior secured loans were 13.7% and 12.3%, respectively, at March 31, 2007 versus 13.2% and 12.5%, respectively, at December 31, 2006. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of loan origination and commitment fees, original issue discount and market premium or discount, weighted by the amortized cost of the respective investment when averaged. Yields on invested capital exclude common equity investments, closed-end funds, short-term investments, cash and cash equivalents.

At March 31, 2007, 63% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 37% bore interest at fixed rates. At December, 2006, 69% of our debt investments bore interest based on floating rates and 31% bore interest at fixed rates.

Results of operations

Results comparisons are for the three months ended March 31, 2007 compared with the three months ended March 31, 2006 and for the year ended December 31, 2006 compared with the period July 25, 2005 (inception of operations) through December 31, 2005 (“the period ended December 31, 2005”). Operating results for the period ended December 31, 2005 reflect our initial period of operations, during which our portfolio was primarily invested in temporary investments and are not necessarily indicative of a full year’s results.

Three months ended March 31, 2007 compared with three months ended March 31, 2006

Operating income

Investment income totaled $25,052,230 and $8,733,410, respectively, for the three months ended March 31, 2007 and March 31, 2006, of which $18,361,445 and $4,209,775, respectively, were attributable to interest and fees on senior secured loans, $162,636 and $4,125,906, respectively, to interest earned on short-term investments and cash equivalents, $6,254,177 and $143,811, respectively, to interest earned on subordinated debt/corporate notes, $260,477 and $151,918, respectively, to dividends from preferred stock and closed-end funds and $13,495 and $102,000, respectively, to other income. The increase in operating income compared to the prior period reflects the growth of our portfolio and the transition of the portfolio from temporary to long-term investments.

Operating expenses

Net operating expenses for the three months ended March 31, 2007 and March 31, 2006 were $11,037,857 and $2,053,421, respectively, which consisted of $2,769,806 and $1,332,439, respectively, in base management fees (net of base management fee waivers of $923,269 and $1,332,439, respectively), $3,692,649 and $0, respectively, in incentive management fees owed to the Advisor, $218,703 and $288,345, respectively, in administrative services expenses, $146,591 and $213,917, respectively, in professional fees, $63,505 and $70,188, respectively, in director fees, $196,093 and $77,957, respectively, in Advisor expenses, $40,931 and $36,539, respectively, in insurance expenses, $3,714,805 and $0, respectively, in interest expense and fees related to the Credit Facility, $62,705 and $0, respectively, in amortization of debt issuance costs, and $132,069 and $34,036, respectively, in other expenses. The increase in operating expenses compared to the prior period reflects the growth of our portfolio, the incurrence of incentive management fees to the Advisor, and the incurrence of borrowing costs under our credit facility.

Net investment income

Net investment income was $14,014,373 and $6,679,989, respectively, for the three months ended March 31, 2007 and March 31, 2006 (which amounts would have been $13,091,104 and $5,347,550, respectively, without base management fee waivers).

Net realized loss

Net realized loss on investments of $192,875 for the three months ended March 31, 2007 was the result of $22,027 in net gains realized from the disposition of investments offset by $214,902 in net losses realized on foreign currency transactions during the year. For the three months ended March 31, 2006, net realized loss on investments was $405,166 resulting primarily from disposition of two subordinated debt/corporate notes positions.

Net unrealized appreciation

For the three months ended March 31, 2007 and March 31, 2006, the change in net unrealized appreciation was $3,206,782 and $846,233, respectively, which was comprised of an increase in net unrealized appreciation on investments of $3,177,312 and $834,193, respectively, a decrease in net unrealized depreciation on cash equivalents of $0 and $12,040, respectively, and net unrealized appreciation on foreign currency translations of $29,470 and $0, respectively.

Net increase in net assets resulting from operations

The net increase in net assets resulting from operations for the three months ended March 31, 2007 and March 31, 2006 was $17,028,280 and $7,121,056, respectively. As compared to the prior period, the increase reflects the growth of our portfolio and the transition of the portfolio from temporary to long-term investments.

Year ended December 31, 2006 compared with year ended December 31, 2005

Operating income

The increase in operating income compared to the prior period reflects the growth of our portfolio and a full year’s operating results. Investment income totaled $53,892,435 and $10,004,626, respectively, for the year ended December 31, 2006 and the period ended December 31, 2005, of which $39,541,255 and $1,253,427, respectively, were attributable to interest and fees on senior secured loans, $9,577,833 and $8,501,049, respectively, to interest earned on short-term investments and cash equivalents, $4,189,990 and $215,359, respectively, to interest earned on subordinated debt/corporate notes, $461,223 and $34,791, respectively, to dividends from closed-end funds and preferred stock and $122,134 and $0, respectively, to other income.

Operating expenses

The increase in operating expenses compared to the prior period reflects the growth of our portfolio, a full year’s operating results and the incurrence of borrowings under our credit facility. Net operating expenses for the year ended December 31, 2006 and the period ended December 31, 2005 were $14,000,212 and $3,801,635, respectively, which consisted of $6,780,053 and $2,334,922, respectively, in base management fees (net of base management fee waivers of $4,314,255 and $2,334,922, respectively), $4,443,298 and $0, respectively, in incentive management fees owed to the Advisor, $760,188 and $508,950, respectively, in administrative services expenses, $486,359 and $333,969, respectively, in professional fees, $286,113 and $233,508, respectively, in director fees, $469,287 and $138,405, respectively, in Advisor expenses, $167,610 and $108,374, respectively, in insurance expenses, $279,432 and $0, respectively, in amortization of debt issuance costs and interest expense related to the Credit Facility, $0 and $57,056, respectively, in expenses related to our organization and $327,872 and $86,451, respectively, in other expenses.

Net investment income

Net investment income was $39,892,223 and $6,202,991, respectively, for the year ended December 31, 2006 and the period ended December 31, 2005 (which amounts would have been $35,577,968 and $3,868,069, respectively, without base management fee waivers).

Net realized gain

Net realized gain on investments of $479,397 for the year ended December 31, 2006 was the result of $777,548 in net gains realized from the disposition of investments offset by $298,151 in net losses realized on foreign currency transactions during the year. For the period ended December 31, 2005, net realized gain on investments was $1,141 resulting from the disposition of a senior secured loan.

Net unrealized appreciation

For the year ended December 31, 2006 and the period ended December 31, 2005, the change in net unrealized appreciation was $1,183,036 and $240,236, respectively, which was comprised of an increase in net unrealized appreciation on investments of $1,634,063 and $252,276, respectively, a (decrease)/increase in net unrealized depreciation on cash equivalents of $(12,040) and $12,040, respectively, and net unrealized depreciation on foreign currency translations of $463,067 and $0, respectively.

Net increase in net assets resulting from operations

The net increase in net assets resulting from operations for the year ended December 31, 2006 and the period ended December 31, 2005 was $41,554,656 and $6,444,368, respectively. As compared to the prior period, the increase reflects the growth of our portfolio, the transition of the portfolio from temporary to long-term investments and a full year’s operating results.

Financial condition, liquidity and capital resources

During the three months ended March 31, 2007, we generated operating cash flows primarily from interest earned and fees received on senior secured loans and subordinated debt/corporate notes, as well as from interest earned on temporary investments and dividends received from equity holdings. In the future, we may securitize a portion of our investments in senior secured loans or other assets.

Our primary uses of funds for operations during the three months ended March 31, 2007 consisted of investments in portfolio companies and payment of fees and other operating expenses incurred by the Company.

Our operating activities resulted in a net use of cash of $137,745,737 for the three months ended March 31, 2007.

In March 2006, our Board of Directors authorized the issuance and sale from time to time of up to $2.5 million in aggregate net asset value of shares of our common stock to certain existing and future officers and employees of the Advisor at a price per share equal to the greater of $15.00 or our then current determined net asset value per share at the time of sale. Pursuant to this authorization, in April 2006 we issued and sold to certain employees of the Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, during the three months ended March 31, 2007, we issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,354,000.

In August 2006, our Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of our common stock to the Advisor at a price per share equal to our most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the three months ended March 31, 2007, we issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

On December 6, 2006, we closed on our credit facility, and, on February 8, 2007, completed certain amendments thereto. The facility is a $400 million, multi-currency, four year, senior secured credit facility with a group of lenders. It provides us with the ability to seek additional commitments to an aggregate amount not to exceed $1 billion, subject to certain conditions. The credit facility has a stated maturity of December 6, 2010 and the interest rate applicable to borrowings thereunder is LIBOR plus 87.5 basis points. As a BDC, we are permitted to issue senior securities only in amounts such that our asset coverage equals at least 200% after each issuance of senior securities. At March 31, 2007, we had $300 million drawn and outstanding under the credit facility, with $100 million available to us.

Our financing activities resulted in a net inflow of cash of $140,039,902 for the three months ended March 31, 2007, primarily from borrowings under our credit facility.

At March 31, 2007, we had $5,330,578 in cash and cash equivalents. In addition, we had $128,800 in foreign currency at that date.

On March 28, 2007, we filed a certificate of amendment to our articles of incorporation to increase our authorized capital stock from 40 million shares of common stock to 100 million shares of common stock.

On April 16, 2007, we increased commitments under the credit facility to $500 million until October 15, 2007, on which date total commitments will revert to $400 million. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise.

On May 8, 2007, our Board of Directors declared a dividend of $0.42 per share, paid on May 31, 2007 to stockholders of record at the close of business on May 15, 2007.

Contractual Obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under our credit facility at March 31, 2007 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Credit Facility Payable(1)	$300	$—	$—	$300	$—

(1)	At March 31, 2007, $100 million remained unused under our credit facility. As discussed above, on April 16, 2007 we increased commitments under the credit facility to $500 million until October 15, 2007, on which date total commitments will revert to $400 million.

We have entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Payments under the investment management agreement are equal to a percentage of the value of our gross assets and an incentive fee. Under our administration agreement, the Administrator provides us with administrative services, facilities and personnel. Payments under the administration agreement are equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Pursuant to various other agreements, subsidiaries of PNC provide custodian services, administrative and accounting services, transfer agency and compliance support services to us. Payments under such agreements are generally equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee. Either party may terminate each of the investment management agreement, administration agreement and such other agreements without penalty upon not less than 60 days’ written notice to the other. See Note 3 to our financial statements for more information regarding these agreements.

Off-Balance sheet financing

We had no off-balance sheet contractual obligations or arrangements at March 31, 2007 and December 31, 2006, respectively.

Recently issued accounting pronouncements

In July 2006, the Financial Accounting Standards Board, or FASB, issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, or FIN 48, which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that we recognize in our financial statements the impact of a tax position, and whether that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the last day of the first reporting period beginning after December 15, 2006, which is March 31, 2007. The adoption of FIN 48 did not have a material impact on our financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or SFAS 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. We are currently evaluating the impact of adopting SFAS 157 on financial statements. At this time, the impact to our financial statements has not been determined.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, or SFAS 159, which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The provisions of SFAS 159 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 159 on its financial statements. At this time, the impact to the Company’s financial statements has not been determined.

Dividends

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends are determined by our Board of Directors. Dividends declared by us since July 25, 2005 (inception of operations) have been as follows:

Dividend Amount Per Share Outstanding	Record Date	Pay Date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007

Tax characteristics of all dividends are reported to stockholders on Form 1099 after the end of the calendar year.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary income for the calendar year;

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31st; and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

Quantitative and qualitative disclosure about market risk

We are subject to financial market risks, including changes in interest rates. At March 31, 2007, 63% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months.

To illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our March 31, 2007 balance sheet and assuming no changes in our investment structure. Net asset value is analyzed using the assumptions that interest rates, as defined by the LIBOR and U.S. Treasury yield curves, increase or decrease and that the yield curves of the rate shocks will be parallel to each other. Under this analysis, an instantaneous 100 basis point increase in LIBOR and U.S. Treasury yields would cause a decline of approximately $5,700,000, or $0.14 per share, in the value of our net assets at March 31, 2007 and a corresponding 100 basis point decrease in LIBOR and U.S. Treasury yields would cause an increase of approximately $5,700,000, or $0.14 per share, in the value of our net assets on that date.

While hedging activities may help to insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the three months ended March 31, 2007 and March 31, 2006, we did not engage in any interest rate hedging activity.

We may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of our investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Details of open forward foreign currency contracts at March 31, 2007 and at December 31, 2006, respectively, were as follows:

Foreign Currency Sold	Settlement Date	Amount Sold	US$ Value at Settlement Date	US$ Value at March 31, 2007	Unrealized Depreciation
Euro	April 18, 2007	13,400,000 Sold	$17,503,522	$17,934,877	$431,355
Euro	April 18, 2007	500,000 Sold	$653,767	$669,212	$15,445

Foreign Currency Sold	Settlement Date	Amount Sold	US$ Value at Settlement Date	US$ Value at December 31, 2006	Unrealized Depreciation
Euro	January 10, 2007	12,900,000 Sold	$16,572,631	$17,027,725	$455,094
Euro	January 10, 2007	500,000 Sold	$639,880	$659,990	$20,110

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods ended December 31, 2006 and 2005, unless otherwise noted. The information for the years ended December 31, 2006 and 2005 has been derived from our financial statements which have been audited by Deloitte & Touche LLP. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2007 (as of March 31, 2007, unaudited)	$300,000	$2,996	$—	N/A
Fiscal 2006 (as of December 31, 2006)	$164,000	$4,426	$—	N/A
Fiscal 2005 (as of December 31, 2005)	$0	0	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

THE COMPANY

General

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We are organized as an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a RIC under the Code.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of public companies, foreign securities and real estate related assets.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

We commenced operations on July 25, 2005, receiving approximately $529.3 million in total net proceeds from the private placement of 35,366,589 shares of our common stock at a price of $15.00 per share. Since the commencement of our operations, the Advisor’s team of investment professionals, including our senior management, has evaluated more than 700 investment opportunities and completed more than 75 investments on our behalf, aggregating over $1.1 billion in capital provided to middle-market companies through May 2007.

At March 31, 2007, our portfolio included investments in 55 portfolio companies with a total value of $960.4 million. The weighted average yield of the debt and income producing equity securities in our portfolio was approximately 12.6% at March 31, 2007. Our largest portfolio company investment by value was approximately $44.5 million and our five largest portfolio company investments by value comprised approximately 22% of our portfolio at March 31, 2007. The following table provides selected financial information as of March 31, 2007 and 2006 and December 31, 2006 and 2005.

(In thousands, except yield and per share data)	For the three months ended March 31, 2007	For the three months ended March 31, 2006	For the year ended December 31, 2006	For the period from July 25, 2005 (inception) to December 31, 2005
	(unaudited)
Net Investment Income	$14,014	$6,680	$39,892	$6,203
Net Realized and Unrealized Gain	3,014	441	1,662	241
Net Increase in Net Assets Resulting from Operations	17,028	7,121	41,555	6,444
Dividends per Share	0.42	0.20	1.15	0.20
Net Asset Value Per Share at Period End	14.95	14.95	14.93	14.95
Net Asset Value at Period End	598,672	542,420	561,800	528,705
Total Assets at Period End	975,044	550,041	766,259	542,226
Total Investment Portfolio at Period End(1)	960,434	547,607	757,331	539,409
Yield on Long-Term Investments at Period End	12.6%	10.9%	12.5%	10.7%

(1)	Includes cash, cash equivalents and foreign currency.

BlackRock Kelso Capital Advisors

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 14 investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. The investment committee oversees the Advisor’s investment activities. We benefit from the extensive and varied relevant experience of the BlackRock executives and the Kelso Principals serving on the investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee will bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

Since BlackRock’s founding in 1988 primarily as an institutional fixed income manager, BlackRock has become a premier provider of global investment management, risk management and advisory services to institutional and retail clients. As of March 31, 2007, the assets under management of BlackRock were over $1.1 trillion. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

In September 2006, BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) completed the plan entered into in February 2006 to merge Merrill Lynch’s investment management business, Merrill Lynch Investment

Managers, and BlackRock to create a new independent asset management company. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. As a result of the transaction, Merrill Lynch owns approximately 49% of the combined company (with a 45% voting interest therein). PNC retained approximately a 34% ownership of the combined company, and the remainder is held by employees and public stockholders.

The Kelso Principals have an average tenure of at least fifteen years at Kelso. Kelso is a leading private equity firm and since 1980 has invested over $4.3 billion of private equity capital, primarily in middle-market companies across a broad range of industries and through different economic and interest rate environments. Kelso was organized in 1971 and has since made more than 80 private equity investments with total capitalization of more than $22 billion. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors. Through our relationship with the Kelso Principals, we have access to these management teams who can provide unique insight into the industries in which they operate. Although the Kelso Principals who serve on the investment committee will bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization will not participate in the activities of the Advisor or advise us.

Administration

BlackRock, through its subsidiary, the Administrator, serves as our administrator and provides us with office space, equipment and office services. BlackRock oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the SEC and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Market opportunity

We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets.    While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average new issue size of public high-yield debt securities has grown from approximately $164 million in 1997 to approximately $509 million in 2006. Moreover, in 2006, only 1.9% of all high-yield issues raised less than $100 million.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as us. Record amounts of private equity capital have been raised in recent years. In 2005 and 2006, private equity firms raised $151 billion and $182 billion, respectively. Of this amount, we believe that approximately $39 billion and $35 billion in 2005 and 2006, respectively, was raised by private equity firms targeting middle-market companies, which are the companies that we target for investment. Since our commencement of operations in July 2005, we have invested in transactions involving more than 40 private equity firms in more than 50 different portfolio companies. We believe that our extensive relationships with private equity firms and other deal sourcing contacts is a competitive advantage and a source for future investment opportunities.

Middle-market companies are increasingly seeking private sources for debt and equity capital.    The cost and effort associated with being a public company in the United States have become more onerous, causing many management teams to consider alternative liquidity strategies. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. As evidence of this trend with regard to public equity, the volume of public-to-private LBO transactions in the United States increased from $22.8 billion in 2004 to $50.0 billion in 2005 and $127.6 billion in 2006. We believe there will be a continued opportunity to provide private debt and equity financing to middle-market companies and that we are well positioned to serve this market.

Consolidation among commercial banks has reduced the focus on middle-market business.    We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies.    Since July 2005, we have built our portfolio using privately raised capital with the intent of raising public funds to further grow our portfolio once our investment processes and sourcing were well-established. Since inception, we have invested in excess of $1.1 billion across more than 75 portfolio companies and have a portfolio yield of approximately 12.6% as of March 31, 2007. We invested approximately $887 million in gross assets during the twelve-month period ended March 31, 2007.

Proven transaction sourcing strategy.    Since the Advisor’s inception of operations, it has evaluated more than 700 potential investments and has a proven process through which it has invested in excess of $1.1 billion on our behalf through May 2007. The Advisor identifies potential investments through its active transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom its investment professionals and investment committee members have relationships. In addition to its investment professionals, senior members of the Advisor’s investment committee have relationships with a large and diverse group of financial intermediaries. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Access to BlackRock and Kelso Principals’ broad investing capabilities.    Our Advisor’s relationship with BlackRock and the Kelso Principals provides access to extensive expertise across asset classes. The Advisor’s investment committee, which is comprised of individuals from BlackRock Kelso Capital Advisors, BlackRock and the Kelso Principals, and its team of dedicated investment professionals have had extensive experience in fixed-income, public equity and private equity investing. BlackRock has over 100 portfolio managers and 50 credit research analysts in the fixed income area, including a 21 person bank loan and high yield group. Collectively, members of the investment committee and the investment professionals of the Advisor have had experience investing in nearly every industry group in small, middle and large capitalization companies and at every level of the capital structure.

Highly experienced investment committee.    Our investment activities are carried out by BlackRock Kelso Capital Advisors and led by James R. Maher and Michael B. Lazar with guidance from the Advisor’s investment committee. The investment committee is comprised of senior members of BlackRock and the Kelso Principals, including BlackRock’s Chief Executive Officer and three other members of its Management Committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. These investment committee members are supported by a team of seasoned investment professionals of the Advisor who possess a broad range of transaction, financial, managerial and investment skills. Collectively, their involvement in our investment process provides us with substantial market insight and valuable access to investment opportunities. This insight and judgment enables us to achieve favorable risk-adjusted rates of return on the capital we deploy.

Disciplined investment process with focus on preservation of capital.    In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment. As part of its review process, the Advisor draws on the industry expertise of its investment professionals, as well as on that of the members of its investment committee and BlackRock’s credit research analysts. Though each transaction involves a somewhat different approach, the Advisor undertakes a thorough due diligence analysis that leverages the capabilities of BlackRock and the Kelso Principals, including, for example, assessing business and industry prospects, conducting competitive analysis and meeting with management teams to get an insider’s view of the business or industry. This enables the Advisor to consider the total return on investment when evaluating each prospective portfolio company, seeking to minimize the risk of capital loss without forgoing potential for capital appreciation.

Cost-effective and high quality infrastructure.    We benefit from the existing infrastructure and administrative capabilities of BlackRock. BlackRock serves as our administrator and provides us with office space, equipment and office services. It oversees our financial records, assists in the preparation of reports to our stockholders and reports filed with the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. BlackRock has over 18 years of experience managing closed-end products and, as of March 31, 2007, advised a closed-end family of 105 active funds with approximately $44.4 billion in assets. Our relationship with BlackRock grants us access to BlackRock’s fund administration platform which we believe provides higher quality service and lower cost than traditionally available in the industry and further enhances our returns.

Leverage

We maintain a four-year, multi-currency $500 million senior secured credit facility with a group of lenders, under which we have approximately $350 million of indebtedness outstanding as of the date of this prospectus. The Credit Facility allows us to increase its size to $1 billion subject to certain conditions, and $100 million of the existing availability expires on October 15, 2007. The Credit Facility has a stated maturity of December 6, 2010 and the interest rate applicable to borrowings thereunder is generally LIBOR plus 87.5 basis points. We expect that our substantial debt capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. See “Risks—Risks related to our business.”

Portfolio composition

We have created a portfolio that includes senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies. We invest a range of $10 million to $50 million of capital, on average, per transaction, although the investment sizes may be more or less and are expected to grow with our capital availability. Although most of our investments are in senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies, we invest throughout the capital structure of these companies in other securities, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows. While our focus is to generate current income through these investments, we also seek capital appreciation.

Structurally, subordinated loans usually rank junior in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, subordinated loans rank senior to common and preferred equity in a borrowers’ capital structure. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than senior secured loans. We believe that subordinated loans offer an attractive alternative investment opportunity. In many cases investors in subordinated loans receive opportunities to invest directly in the equity securities of borrowers, and from time to time, may also receive warrants to purchase equity securities.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds.

We generally are not permitted to invest in any private company in which BlackRock, Kelso, or any of their affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with other affiliates of BlackRock or Kelso, subject to compliance with such affiliates’ allocation procedures.

At March 31, 2007, our net portfolio was invested 67% in senior secured loans, 27% in subordinated debt/corporate notes, 5% in equity investments and 1% in cash, cash equivalents and foreign currency.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2007. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options.

We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For more information relating to our investments in portfolio companies, see our schedules of investments included in our financial statements appearing elsewhere in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)
Subordinated Debt/Corporate Notes
A & A Manufacturing Co., Inc. 2300 S. Calhoun Road New Berlin, WI 53151	Protective Enclosures	Subordinated Debt/Corporate Notes	—	$18,500,000

AGY Holding Corp. 2558 Wagener Road Aiken, SC 29801	Glass Yarns/Fibers	Subordinated Debt/Corporate Notes, Second Lien	—	15,600,000

Al Solutions, Inc.(1) South Chester Street New Cumberland, WV 26047	Metals	Subordinated Debt/Corporate Notes	—	22,000,000

American Residential Services L.L.C. 860 Ridge Lake Boulevard Mail Stop A3-1860 Memphis, TN 38120	HVAC/Plumbing Services	Subordinated Debt/Corporate Notes	—	20,155,000

ASM Intermediate Holdings Corp. II 19100 Von Karman Avenue, Suite 300 Irvine, CA 92612	Marketing Services	Subordinated Debt/Corporate Notes	—	41,189,258

Big Dumpster Acquisition, Inc. 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Subordinated Debt/Corporate Notes	—	30,000,000

Lucite International Luxembourg Finance S.àr.l. Queens Gate 15-17 Queens Terrace Southampton, SO14 5BP United Kingdom	Chemicals	Subordinated Debt/Corporate Notes, PIK Loan	—	18,845,686

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)

Marquette Transportation Company Holdings, LLC 2308 S. Fourth Street Paducah, KY 42002	Transportation	Subordinated Debt/Corporate Notes	—	$39,500,000

Mattress Giant Corporation 14655 Midway Road, Suite 100 Addison, TX 75001	Bedding—Retail	Subordinated Debt/Corporate Notes	—	13,735,335

MediMedia USA, Inc. 26 Main Street Chatham, NJ 07928	Information Services	Subordinated Debt/Corporate Notes	—	8,400,000

Sentry Security Systems, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Subordinated Debt/Corporate Notes	—	10,000,000

TriMark Acquisition Corp. 505 Collins Street South Attleboro, MA 07703	Food Service Equipment	Subordinated Debt/Corporate Notes, Second Lien	—	14,000,000

U.S. Security Holdings, Inc. 200 Mansell Court East Suite 500 Roswell, GA 30076-9458	Security Services	Subordinated Debt/Corporate Notes	—	7,052,500

Wastequip, Inc. 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Subordinated Debt/Corporate Notes	—	7,500,000

Total Subordinated Debt/Corporate Notes				$266,477,779

Senior Secured Loans
ALM Media, Inc. 345 Park Avenue South New York, NY 10010	Publishing	Senior Secured Loans, Second Lien	—	$43,814,417

American Safety Razor Company, LLC 240 Cedar Knolls Road Suite 401 Cedar Knolls, NJ 07927	Consumer Products	Senior Secured Loans, Second Lien	—	10,125,000

Applied Tech Products Corp. et al. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Senior Secured Loans, Tranche A, First Lien	—	4,396,755

		Senior Secured Loans, Tranche B, Second Lien	—	2,028,910

		Senior Secured Loans, Tranche C, Third Lien	—	713,582

Bankruptcy Management Solutions, Inc. 8 Corporate Park, Suite 210 Irvine, CA 92614	Software	Senior Secured Loans, Second Lien	—	25,185,938

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)

Benchmark Medical Holdings Inc. Valleybrooke Corporate Center 101 Lindenwood Drive, Suite 420, Malvern, PA 19355	Rehabilitation Centers	Senior Secured Loans, First Lien Senior Secured Loans, Second Lien	— —	$1,836,750 8,730,000

Cambridge International, Inc. 105 Goodwill Road Cambridge, MD 21613	Metal Conveyor Belts	Senior Secured Loans, Second Lien	—	20,295,000

Cannondale Bicycle Corporation 16 Towbridge Drive Bethel, CT 06801	Bicycles/Apparel	Senior Secured Loans, Second Lien	—	10,000,000

Champion Energy Corporation et al. One Radisson Plaza Suite 801 New Rochelle, NY 10801	Heating and Oil Services	Senior Secured Loans, First Lien	—	15,000,000

		Senior Secured Loans, Second Lien	—	20,346,201

Delta Air Lines, Inc. 1030 Delta Boulevard Atlanta, GA 30320	Airlines	Senior Secured Loans, Term Loan B, First Lien	—	1,004,063

Deluxe Entertainment Services Group Inc. 35 East 62nd Street New York, NY 10021	Entertainment	Senior Secured Loans, Second Lien	—	16,520,000

DynaVox Systems LLC 2100 Wharton Street, Suite 400 Pittsburgh, PA 15203	Augmentative Communication Products	Senior Secured Loans, Term Loan B, First Lien	—	3,482,478

		Senior Secured Loans, Term Loan C, First Lien	—	1,750,000

Eight O’Clock Coffee Company et al. 3 Paragon Drive Montvale, NJ 07645	Coffee Distributor	Senior Secured Loans, Second Lien	—	14,210,000

Electrical Components International Holdings Company 101 South Hanley Road Suite #1050 St. Louis, MO 63105	Electronics	Senior Secured Loans, Second Lien	—	20,150,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)

Event Rentals, Inc. 2310 E. Imperial Hwy El Segundo, CA 90245	Party Rentals	Senior Secured Loans, First Lien	—	$14,962,500

		Senior Secured Loans, Acquisition Loan (Funded), First Lien	—	2,894,202

		Senior Secured Loans, Acquisition Loan (Unfunded), First Lien	—	12,105,798

Facet Technologies, LLC 1850 Parkway Place Suite 900 Marietta, GA 30067	Medical Devices	Senior Secured Loans, Second Lien	—	27,000,000

Fairway Group Holdings Corp. et al. 2284 12th Avenue New York, NY 10027	Retail Grocery	Senior Secured Loans, Term B Loan, First Lien	—	1,500,000

		Senior Secured Loans, Term C Loan, Second Lien	—	11,513,420

Fitness Together Franchise Corporation 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Senior Secured Loans, First Lien	—	13,439,253

Gleason Corporation 1000 University Avenue P.O. Box 22970 Rochester, NY 14692	Gear Production Machinery	Senior Secured Loans, Second Lien	—	16,150,000

Haggar Clothing Co. 11511 Luna Road Dallas, TX 75234	Apparel	Senior Secured Loans, Second Lien	—	2,500,000

Heartland Automotive Services II Inc. et al. 11308 Davenport Street Omaha, NE 68514	Automobile Repair	Senior Secured Loans, Term Loan A, First Lien	—	3,674,688

		Senior Secured Loans, Acquisition Loan (Funded), First Lien	—	1,735,650

		Senior Secured Loans, Acquisition Loan (Unfunded), First Lien	—	1,256,850

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)

HIT Entertainment, Inc. 15 Portland Place London, United Kingdom W1B 1PT	Entertainment	Senior Secured Loans, Second Lien	—	$1,010,313

InterMedia Outdoor, Inc. 405 Lexington Avenue, 48th Floor New York, NY 10174	Printing/ Publishing	Senior Secured Loans, Second Lien	—	10,000,000

International Radiology Group, L.L.C. et al. 540 Lake Cook Road Deerfield, IL 60015	Healthcare Management Services	Senior Secured Loans, First Lien	—	4,880,682

		Senior Secured Loans, Second Lien	—	10,000,000

Isola USA Corp. 165 South Price Road Chandler, AZ 85224	Electronics	Senior Secured Loans, First Lien	—	9,950,063
		Senior Secured Loans, Second Lien	—	25,000,000

J.G. Wentworth, LLC 40 Morris Avenue Bryn Mawr, PA 19010	Financial Services	Senior Secured Loans, Second Lien	—	10,100,000

Kaz, Inc. et al. 1775 Broadway, Suite 2405 New York, NY 10019	Consumer Products	Senior Secured Loans, M&E Loan, First Lien	—	3,000,000

		Senior Secured Loans, First Lien	—	39,540,130

MacAndrews Deluxe Holdings LLC 35 East 62nd Street New York, NY 10021	Entertainment	Senior Secured Loans, First Lien	—	14,081,662

MCCI Group Holdings, LLC c/o Medical Care Consortium, Inc., 4960 SW 72nd Street, Suite 406 Miami, FL 33155	Healthcare Services	Senior Secured Loans, Second Lien	—	29,000,000

Oriental Trading Company, Inc. 4206 South 108th Street Omaha, NE 68137	Party Supplies and Novelties	Senior Secured Loans, Second Lien	—	3,048,750

Penton Media, Inc. et al.(2) 249 West 17th Street New York, NY 10011	Information Services	Senior Secured Loans, Second Lien	—	20,066,660

Precision Parts International Services Corp. et al. 229 Austin Rochester Hills, MI 48309	Automotive Parts	Senior Secured Loans, First Lien	—	4,902,863

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)

Premier Yachts, Inc. et al. 401 East Illinois Street, Suite 425 Chicago, IL 60611	Entertainment Cruises	Senior Secured Loans, Term A, First Lien	—	$8,478,778

		Senior Secured Loans, Term B, First Lien	—	1,911,627

Professional Paint, Inc. 8600 Park Meadows Drive, #300 Lone Tree, CO 80124	Paint and Coatings	Senior Secured Loans, Second Lien	—	16,160,000

QTC Acquisition Inc. 1350 South Valley Vista Drive Diamond Bar, CA 91765	Disability Evaluations	Senior Secured Loans, Second Lien	—	23,057,500

Robertson Aviation, L.L.C. 800 West Carver Road Suite 101 Tempe, AZ 85284	Aviation Fuel Systems	Senior Secured Loans, First Lien	—	4,461,177

Stolle Machinery Company, LLC 6949 S. Potomac Street Centennial, CO 80112	Canning Machinery	Senior Secured Loans, Second Lien	—	8,585,000

Sunrise Medical LTC LLC et al. c/o Joerns Healthcare, LLC 5001 Joerns Drive Stevens Point, WI 54481	Healthcare Equipment	Senior Secured Loans, Second Lien	—	14,400,000

Total Safety U.S. Inc. 11111 Wilcrest Green, Suite 300 Houston, TX 77042	Industrial Safety Equipment	Senior Secured Loans, Second Lien	—	9,045,000

United Subcontractors, Inc. 5201 Eden Avenue, Suite 220 Edina, MN 55436	Building and Construction	Senior Secured Loans, Second Lien	—	9,766,670

Wembley, Inc. 591 West Putnam Avenue Greenwich, CT 06830	Gaming	Senior Secured Loans, Second Lien	—	1,007,500

Westward Dough Operating Company, LLC 313 Pilot Road, Suite A Las Vegas, NE 89119	Restaurants	Senior Secured Loans, Term Loan A, First Lien	—	6,972,000

		Senior Secured Loans, Term Loan B, First Lien	—	7,820,000

York Tape & Label, Inc. et al. 13321 California Street, Suite 400 Omaha, NE 68154	Printing/ Publishing	Senior Secured Loans, Second Lien	—	23,000,000

Total Senior Secured Loans				$647,207,830

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)
Preferred Stock
Facet Holdings Corp. 1850 Parkway Place, Suite 900 Marietta, GA 30067	Medical Devices	Preferred Stock, Class A	3.4%	$900,000

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Preferred Stock, Series A	3.1%	187,500

Tygem Holdings, Inc.(1) c/o Al Solutions, Inc. South Chester Street New Cumberland, WV 26047	Metals	Preferred Stock	70.2%	10,826,867

Total Preferred Stock				$11,914,367

Common Stock
BKC MTCH Blocker, Inc. 40 East 52nd Street New York, NY 10022	Transportation	Common Stock	—(3)	$5,000,000

Facet Holdings Corp. 1850 Parkway Place, Suite 900 Marietta, GA 30067	Medical Devices	Common Stock	3.0%	150,000

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Common Stock	2.5%	67,500

MGHC Holding Corporation c/o Mattress Giant Corporation 14655 Midway Road, Suite 100 Addison, TX 75001	Bedding—Retail	Common Stock	2.7%	2,050,000

Tygem Holdings, Inc.(1) c/o Al Solutions, Inc. South Chester Street New Cumberland, WV 26047	Metals	Common Stock	61.8%	3,600,000

Total Common Stock				$10,867,500

Limited Partnership/Limited Liability Company Interests
ARS Co-Investors, L.P. 860 Ridge Lake Boulevard Mail Stop 43-1860 Memphis, TN 38120	HVAC/Plumbing Services	Limited Partnership Interest	—(3)	$850,000

Big Dumpster Coinvestment, LLC 25800 Science Park Drive Suite 140 Beachwood, OH 44122	Waste Management Equipment	Limited Partnership Interest	3.6%	5,333,333

Prism Business Media Holdings LLC(2) 249 West 17th Street New York, NY 10011	Information Services	Limited Partnership Interest	5.8%	15,050,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at March 31, 2007 (Unaudited)

Sentry Common Investors, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Limited Partnership Interest	3.3%	$147,271

Sentry Security Systems Holdings, LLC 7608 Fairfield Road Columbia, SC 29203	Security Services	Limited Partnership Interest	3.8%	602,729

Total Limited Partnership/Limited Liability Company Interests				$21,983,333

Equity Warrants
ATEP Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	$—

ATH Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	—

ATPP Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	4,000

ATPR Holdings, Inc. 565 Swedesford Road, Suite 315 Wayne, PA 19087	Plastic Packaging	Equity Warrants	0.5%	—

Champion Energy Corporation One Radisson Plaza Suite 801 New Rochelle, NY 10801	Heating and Oil Services	Equity Warrants	5.0%	335,000

Fitness Together Holdings, Inc. 9092 S. Ridgeline Blvd., Suite A Highlands Ranch, CO 80129-1000	Personal Fitness	Equity Warrants	4.0%	61,100

Kaz, Inc. 1775 Broadway, Suite 2405 New York, NY 10019	Consumer Products	Equity Warrants	6.0%	976,772

Total Equity Warrants				$1,376,872

(1)	We own 70.2% of each of the common stock and the preferred stock of Tygem Holdings, Inc., which owns all of the common stock of Al Solutions, Inc.
(2)	Through our ownership of limited liability company interests of Prism Business Media Holdings LLC, we are the beneficiary of 5.8% of the voting securities of Penton Media, Inc. et al.
(3)	We are the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of 1.3% of the voting securities of Marquette Transportation Company Holdings, LLC.
(4)	We are the sole limited partner in ARS Co-Investors, L.P., which is the beneficiary of 1.0% of the voting securities of American Residential Services L.L.C.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets at March 31, 2007 or in which we own 5% or more of the company’s voting securities.

Al Solutions, Inc./Tygem Holdings, Inc.

Tygem Holdings, Inc. is a holding company for Al Solutions, Inc., which is a producer of titanium and zirconium alloying products for the aluminum industry. Through a proprietary production process, the company reprocesses titanium and zirconium scrap to produce high quality inputs to the grain refinement and production of aluminum alloys.

Penton Media, Inc. et al./Prism Business Media Holdings LLC

Prism Business Media Holdings LLC is a holding company for Penton Media, Inc. et al., which is a business-to-business media company. The company’s brands are focused on a variety of industries and include trade magazines, Web sites, industry trade shows and conferences, and information data products.

The industry composition of the portfolio at fair value at March 31, 2007 and December 31, 2006 was as follows, excluding unearned income:

Industry	March 31, 2007	December 31, 2006
Printing, Publishing and Media	11.7%	7.2%
Manufacturing	11.6	6.6
Healthcare	10.4	13.3
Business Services	9.7	10.7
Consumer Products	8.8	11.2
Other Services	8.2	10.4
Electronics	6.3	7.9
Entertainment and Leisure	5.5	6.9
Transportation	4.7	0.1
Metals	3.8	4.8
Utilities	3.7	4.6
Retail	3.7	3.0
Chemicals	3.6	4.3
Beverage, Food and Tobacco	3.0	3.8
Homebuilding	2.7	3.4
Finance	1.1	0.0
Containers and Packaging	0.7	0.9
Aerospace and Defense	0.5	0.6
Textiles	0.3	0.3

Total	100.0%	100.0%

Investment selection criteria

The Advisor chooses investments and constructs our portfolio based on the investment experience of its professionals and a detailed investment analysis for each investment opportunity. In analyzing each prospective portfolio company, the Advisor has identified several criteria it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for the Advisor’s investment decisions on our behalf, although each prospective portfolio company may fail to meet one or more of these criteria. Generally, the Advisor seeks to utilize its access to information generated by its investment professionals and investment committee members to identify investment candidates and to structure investments quickly and effectively.

Value Orientation/Positive Cash Flow.    The Advisor’s investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. The Advisor focuses on companies in which it can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, the Advisor does not invest in start-up companies or companies having speculative business plans.

Experienced Management.    The Advisor generally requires that portfolio companies have an experienced management team. The Advisor also generally requires portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include having significant equity interests.

Strong Competitive Position in Industry.    The Advisor seeks to invest in companies that have strong market positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. The Advisor seeks companies that demonstrate significant competitive advantages versus their competitors, which it believes should help to protect their market position and profitability.

Exit Strategy.    The Advisor seeks to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to loans and debt securities, the Advisor expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments will be a key means by which we exit these investments over time. In addition, the Advisor also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, the Advisor will look to exit such investments via repurchases by the portfolio company, public offerings and sales pursuant to mergers and acquisitions transactions.

Liquidation Value of Assets.    The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in the Advisor’s credit analysis. The Advisor emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Generally, the Advisor utilizes access to information generated by its investment professionals to identify investment candidates and to structure investments quickly and effectively. Furthermore, the Advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the company’s capital structure.

Investment selection process

The Advisor selectively narrows prospective investment opportunities through a process designed to identify the most attractive opportunities. If the senior investment professionals responsible for the transaction and the Advisor’s senior management determine that an investment opportunity merits pursuit, the Advisor engages in an intensive due diligence process. This process involves extensive research into the target company, its management, its industry, its growth prospects and its ability to withstand adverse conditions.

In conducting their due diligence, the Advisor’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers, among others. Though each transaction involves a somewhat different approach, the Advisor often undertakes the following due diligence steps. Initially, the investment team involved in the transaction may meet with management to get an insider’s view of the business and probe for potential weaknesses in business prospects. They may also visit headquarters and company operations, meeting top- and middle-level executives. Independently from the company, the investment team may check management’s backgrounds and references. With information provided by the company, the investment team performs a detailed review of historical financial performance and the quality of earnings. To assess both business prospects and standard practices, they may contact customers and vendors and conduct a competitive analysis, comparing the company to its main competitors on an operating, financial, market share and valuation basis. The investment team also researches the industry for historic growth trends and future prospects utilizing industry analysts at BlackRock, third party research, industry association literature and general news. Furthermore, they assess asset value and the ability of physical infrastructure and information systems to handle anticipated growth and investigate any legal risks and the viability of current financial and accounting systems. Attorneys and independent accountants as well as outside advisors, as appropriate, may conduct additional due diligence on behalf of the Advisor.

After the Advisor has identified an investment opportunity and completed due diligence, the investment team involved in the transaction prepares a written investment analysis. Senior investment professionals involved in the transaction review the analysis, and if they are in favor of making the potential investment, present it first to Messrs. Maher and Lazar and then, if approved by Messrs. Maher and Lazar, to the Advisor’s investment committee. The investment committee is comprised of Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. Investment committee members have an average of over 20 years of investment experience in the fixed income and private equity markets. Each investment opportunity requires the consensus of the investment committee in order to be approved, except that investments of less than approximately 3% of our net assets may be made without the prior approval of the investment committee if approved by Messrs. Maher and Lazar and two other members of the investment committee, one of whom must be an individual from BlackRock and the other a Kelso Principal. Temporary investments, such as those in cash equivalents, U.S. Government Securities and other high quality debt investments that mature in one year or less, do not require approval by the investment committee.

Investment structure

Once the Advisor determines that a prospective portfolio company is a suitable investment, it works with the management of that company, any intermediaries and other capital providers, including senior and junior debt security investors and equity capital providers, to structure an investment quickly and effectively.

We invest in portfolio companies primarily in the form of senior and junior secured loans and unsecured and subordinated loans. The senior and junior secured loans generally have terms of three to ten years. We obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of the senior and junior secured loans. The collateral may take the form of first or second priority liens on the assets of a portfolio company.

The Advisor structures unsecured and subordinated debt securities and loans to have relatively high, floating or fixed interest rates that provide us with current investment income. These debt securities and loans generally have terms of up to ten years. Such unsecured and subordinated debt securities and loans may have interest-only payments in the early years, with amortization of principal deferred to the later years of the loan. Also, some of these loans will be collateralized by a subordinate lien on some or all of the assets of the company.

In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of the interest due on the then-outstanding principal amount of the loan. PIK interest is taxable income and is therefore generally distributed.

In the case of the senior secured and junior loans, the Advisor tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, the Advisor seeks to limit the downside potential of our investments. The Advisor may accomplish this through requiring a total return on our investment (including both interest and potential equity appreciation) that compensates us for credit risk or through incorporating call protection into the investment structure. The Advisor may also negotiate covenants in connection with our investments that protect the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

In general, our debt investments include financial covenants and terms that require the portfolio company to reduce leverage over time, thereby enhancing its credit quality. These methods may include: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to relever its balance sheet; among others. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We generally seek to structure the warrants to provide provisions protecting our rights as a minority-interest holder, and we generally seek to structure puts or rights to sell such securities back to the company upon the occurrence of specified events.

Our equity investments may consist of preferred equity that pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidations and dividends. In some cases, we may acquire common equity. Our equity investments are frequently not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. Our preferred and common equity investments are typically made in conjunction with loans to these companies.

Ongoing relationship with portfolio companies

The Advisor monitors our portfolio companies on an ongoing basis. The Advisor monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

The Advisor has several methods of evaluating and monitoring the performance and fair values of our investments, which may include the following and other methods:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings;

•	review of interim and annual financial statements and financial projections for portfolio companies; and

•	retention of third-party valuation firms to assist in determination of fair value.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. We may receive fees for these services. The Advisor will provide managerial assistance on our behalf to those portfolio companies that request this assistance. Employees of the Advisor have experience providing managerial assistance to private operating companies like our portfolio companies, and such assistance has tended to be related to board representation and to strategic and financing transactions. The Advisor will generally not receive any direct compensation from our portfolio companies for providing managerial assistance although it may do so from time to time.

Investment rating system

The Advisor employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. The Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment. As of March 31, 2007, the Advisor rated approximately 82% of our portfolio companies representing approximately 88% of the value of our total investments as Grade 1.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected. As of March 31, 2007, the Advisor rated approximately 16% of our portfolio companies representing approximately 11% of the value of our total investments as Grade 2.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 will generally be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule. As of March 31, 2007, the Advisor rated none of our portfolio companies as Grade 3.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected. As of March 31, 2007, the Advisor rated approximately 2% of our portfolio companies representing approximately 2% of the value of our total investments as Grade 4.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and our Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.15 as of March 31, 2007.

The investment rating process begins with each portfolio company or investment being initially evaluated by the transaction team, led by a senior investment professional who is responsible for the portfolio company relationship. This generally is completed no less frequently than quarterly. At the Advisor’s weekly investment professionals’ meeting, the transaction team presents an update on the activities of any company rated below Grade 1. Each quarter, all investment professionals attend a separate investment rating meeting. At these quarterly meetings, the transaction team responsible for each portfolio investment reviews each portfolio company and suggests a rating for each investment for discussion among the investment professionals. At the conclusion of discussion, and subject to the approval of the Advisor’s chief executive officer and chief operating officer, the Advisor’s chief financial officer records the internal investment ratings for review by the Board of Directors quarterly.

Competition

Our primary competitors provide financing to middle-market companies, including public and private funds, commercial and investment banks, commercial financing companies, BDCs, insurance companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle- market companies has intensified. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC.

Staffing

Services necessary for our business are provided by individuals who are employees of the Advisor or the Administrator, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers is an employee of the Advisor or the Administrator. Our executive officers are also executive officers of the Advisor. Our day-to-day investment operations are managed by the Advisor. The Advisor currently has 16 investment professionals who focus on origination and transaction development and monitoring of our investments, and expects to hire additional professionals in the future. We reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the investment management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. In addition, we reimburse the Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

MANAGEMENT OF THE COMPANY

Directors and executive officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, four of whom are not “interested persons” of our company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors. Each director holds office until his successor is elected and qualified or until his term as a director is terminated as provided in our by-laws. The address for each director and executive officer is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

The directors and executive officers of the Company are as follows:

Name	Age	Position	Director Since	Expiration of Term

Independent Directors:
Jerrold B. Harris	64	Director	2005	2008
William E. Mayer	67	Director	2005	2009
François de Saint Phalle	61	Director	2005	2009
Maureen K. Usifer	47	Director	2005	2010

Interested Director:
James R. Maher(1)	57	Chairman of the Board of Directors and Chief Executive Officer	2005	2010

Executive Officers:
Michael B. Lazar	37	Chief Operating Officer	N/A	N/A
Frank D. Gordon	46	Chief Financial Officer and Treasurer	N/A	N/A
Vincent B. Tritto	45	Chief Compliance Officer and Secretary	N/A	N/A

(1)	“Interested person” of BlackRock Kelso Capital Corporation and of the Advisor within the meaning of the 1940 Act. Mr. Maher is an interested person due to his employment with the Advisor.

Classes of directors

Upon completion of this offering, our Board of Directors will be divided into three classes. Each class of directors will hold office for a three year term. Class I Director, Mr. Harris, is expected to stand for re-election at our 2008 annual meeting of stockholders, Class II Directors, Messrs. Mayer and de Saint Phalle, are expected to stand for re-election at our 2009 annual meeting of stockholders and Class III Directors, Mr. Maher and Ms. Usifer, are expected to stand for re-election at our 2010 annual meeting of stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Biographical information

The following is information concerning the business experience of our Board of Directors and executive officers. Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Jerrold B. Harris, Director of the Company. Mr. Harris has been retired since 1999. From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). Mr. Harris is currently a director of BlackRock Liquidity Funds and Henry Troemner LLC. Mr. Harris is a trustee of Ursinus College. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

William E. Mayer, Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P. (“Park Avenue”), which he co-founded. From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and is a trustee of the Columbia Group of Mutual Funds. Mr. Mayer is a former Chairman of the Aspen Institute and the Chairman of the Board of Trustees of The University of Maryland. Mr. Mayer was a First Lieutenant in the U.S. Air Force. He holds a B.S. degree and an M.B.A. degree from the University of Maryland.

François de Saint Phalle, Director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000 and was a consultant for Evercore Partners from 2000 to 2002. From 1989 to 2000 he was Chief Operating Officer and Vice Chairman of Dillon, Read & Co. Inc. before it was merged into UBS. In this capacity Mr. de Saint Phalle was responsible for the oversight of the firm’s capital commitments in debt and equity markets. Previously, Mr. de Saint Phalle worked for 21 years at Lehman Brothers. Mr. de Saint Phalle was named a general partner of the firm in 1976 and at various points he managed the Corporate Syndicate Department, the Equity Division and co-headed the Corporate Finance Department. From 1985 to 1989 Mr. de Saint Phalle served as Chairman of Lehman International, with a primary responsibility for developing a coordinated international finance strategy with American Express which had acquired Lehman in 1984. Mr. de Saint Phalle was named to Lehman’s Operating and Compensation Committees in 1980. Mr. de Saint Phalle is a Director of Evercore Partners and Cornerstone Management Securities. Mr. de Saint Phalle is a member Emeritus of the Board of Visitors of Columbia College. He received his B.A. from Columbia College.

Maureen K. Usifer, Director of the Company. Ms. Usifer has been a senior finance director with Church & Dwight Co., Inc., a major producer of baking soda and consumer products, from May 2004 until present. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight’s Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer’s personal care businesses. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Interested director

James R. Maher, Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of BlackRock Kelso Capital and has served as its Chairman and Chief Executive Officer since its formation in 2004. Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue Equity Partners, L.P. Park Avenue Equity Partners is a private equity fund specializing in middle-market management buyouts and growth capital investments. Prior to joining Park

Avenue Equity Partners, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings (“LabCorp”), after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp’s predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm. He served on the Group Executive Committee of CS First Boston, Inc., where he was Chief Operating Officer responsible for the global oversight of merger and acquisition activities, as well as the investment committee. He was also Head of the Investment Banking Group for more than four years. He joined the First Boston Corporation in 1976 and was named a Managing Director in 1982. He is also a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. He has served as a Trustee of the Brearley School and on the Boards of a number of public companies. Mr. Maher received a Master’s in Business Administration from Columbia University and an undergraduate degree from Boston College.

Executive officers

Michael B. Lazar, Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of BlackRock Kelso Capital and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company, one of the oldest and most established firms specializing in private equity investing. Having originally joined Kelso in 1993, Mr. Lazar was involved in Kelso’s private equity transactions since that time. Prior to joining Kelso, Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. He began his career in the Corporate Finance and Structured Finance Groups at Chemical Bank, where he focused on financings for leveraged companies. Mr. Lazar received a B.A. degree, cum laude, from Dartmouth College. Mr. Lazar is a director of Waste Services, Inc. and the New York Division of the March of Dimes, a not for-profit organization whose mission is to prevent birth-defects, premature birth and infant mortality. In addition, Mr. Lazar has served on the Boards of certain Kelso portfolio companies.

Frank D. Gordon, Chief Financial Officer and Treasurer of the Company, Chief Financial Officer and Treasurer of the Advisor and a Managing Director of the Administrator. In addition to his role at BlackRock Kelso Capital, Mr. Gordon is a member of BlackRock’s high yield team. Prior to joining BlackRock Kelso Capital, Mr. Gordon was primarily responsible for the administration of several structured finance entities managed by BlackRock, including compliance monitoring, legal affairs and financial and stockholder reporting. He was instrumental in launching BlackRock’s Magnetite and Senior Income series of CDOs. Before joining BlackRock’s high yield effort, Mr. Gordon was the controller of Anthracite Capital, Inc., a publicly-owned real estate investment trust managed by BlackRock. Prior to joining BlackRock in 1998, Mr. Gordon was an attorney in the Structured Finance department of Skadden, Arps, Slate, Meagher & Flom LLP. From 1987 to 1990, Mr. Gordon was Vice President in the Fixed Income Research department of The First Boston Corporation. From 1983 to 1986, he was a senior accountant at Deloitte Haskins & Sells. Mr. Gordon earned a B.S. in Economics from The Wharton School of the University of Pennsylvania in 1983, and an M.B.A. degree, with honors, and a J.D. degree from the University of Chicago in 1992 and 1994, respectively.

Vincent B. Tritto, Chief Compliance Officer and Secretary of the Company, Chief Compliance Officer of the Advisor and a Managing Director and Senior Counsel of the Administrator. Mr. Tritto has worked at BlackRock since 2002. He also serves as the Secretary of the 60 active funds comprising the BlackRock Closed-end Funds. Prior to joining BlackRock, Mr. Tritto was Executive Director and Counsel at Morgan Stanley Investment Management Inc. for four years. Previously, he was Counsel (1998), and an associate (1988 through 1997), at the New York law firm of Rogers & Wells. During this time he also served as a foreign associate at the Tokyo law firm of Masuda & Ejiri, from 1992 to 1994. Mr. Tritto earned B.A. degrees, cum laude, from the University of Rochester in 1983 and a J.D. degree, cum laude, from St. John’s University School of Law in 1988, where he was managing editor of the St. John’s Law Review.

Committees of the Board of Directors

The Board of Directors currently has two committees: an audit committee and a governance committee.

Audit Committee.    The audit committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of three persons, including Ms. Usifer (Chairperson) and Messrs. Harris and de Saint Phalle, all of whom are considered independent for purposes of the 1940 Act and the NASDAQ Global Select Market listing standards. Our Board of Directors has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Ms. Usifer meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance Committee.    The governance committee consists of Ms. Usifer and Messrs. de Saint Phalle, Harris and Mayer (Chairman). The governance committee acts in accordance with the governance committee charter. The governance committee consists of the independent directors and performs those functions enumerated in the governance committee charter including, but not limited to, making nominations for the appointment or election of independent directors, reviewing independent director compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors.

In 2006, the Board of Directors met five times, the audit committee met four times and the governance committee held no meetings. Each director and each committee member attended all meetings, except that one director did not attend one telephonic Board of Directors meeting. During the three months ended March 31, 2007, the Board of Directors met twice and the audit committee met once. Each director and each committee member attended all meetings.

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors for the fiscal year ended December 31, 2006. No compensation is paid to directors who are “interested persons.”

Name and Principal Position	Fees Earned or Paid in Cash by BlackRock Kelso Capital	Pension or Retirement Benefits Accrued As Part of Our Expenses(1)	All Other Compensation	Total Compensation From BlackRock Kelso Capital Paid to Directors

Independent Directors
Jerrold B. Harris, Director	$63,500	None	None	$63,500
William E. Mayer, Director	62,500	None	None	62,500
François de Saint Phalle, Director	63,500	None	None	63,500
Maureen K. Usifer, Director	71,000	None	None	71,000

Interested Director
James R. Maher(2), Chairman of the Board of Directors	None	None	None	None

Officers	None	None	None	N/A
Michael B. Lazar(2), Chief Operating Officer	None	None	None	N/A
Frank D. Gordon(3), Chief Financial Officer and Treasurer	None	None	None	N/A
Vincent B. Tritto(3), Chief Compliance Officer and Secretary	None	None	None	N/A

(1)	We do not have a pension or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.

(3)	Mr. Tritto and Mr. Gordon are employees of, and compensated by, the Administrator.

As compensation for serving on our Board of Directors, each independent director receives an annual fee of $50,000. Following completion of this offering, we intend to increase this annual fee to $75,000. Independent directors also receive $2,500 ($1,250 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 ($500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairperson of the audit committee receives an annual fee of $7,500 and each chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. We currently do not intend to increase meeting fees or committee fees following completion of this offering.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

At April 30, 2007, Virginia Retirement System beneficially owned 25% or more of our outstanding voting securities, and therefore would be deemed to control us, as such term is defined in the 1940 Act.

The Advisor and certain entities it manages own shares of our common stock, including Holding which owns 37,421,231 shares, or 93.5%, of our common stock at April 30, 2007. However, neither Holding nor the Advisor in its capacity as manager of Holding exercises voting control over those shares because the right to vote those shares is, in some cases, passed through to the owners of Holding or, in other cases, voted in the same proportion as the votes of our other stockholders. The Advisor owns directly 188,002 shares of our common stock at April 30, 2007, including unvested restricted shares that it granted to its officers and employees. The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor, who may therefore be deemed to own beneficially the shares held by the Advisor. See Note 3 to our financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

The following table sets forth, at April 30, 2007, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding	Percentage of common stock outstanding after offering(1)
BlackRock Kelso Capital Holding LLC(2) 40 East 52nd Street New York, NY 10022	Direct	37,421,231	93.47%	70.78%

Virginia Retirement System(2)(3) 1200 East Main Street Richmond, VA 23219	Beneficial	14,974,700	37.40%	28.32%

Summer Street BRK Investors, L.L.C.(2)(4) 3001 Summer Street Stamford, CT 06095	Beneficial	5,989,880	14.96%	11.33%

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust(2)(5)(6) 3 Chase Metro Center Brooklyn, NY 11245	Beneficial	5,615,512	14.03%	10.62%

Officers and Directors:

James R. Maher(7)(8)	Beneficial	745,090	1.86%	1.41%

Jerrold B. Harris	Beneficial	44,947	*%	*%

William E. Mayer	Beneficial	18,728	*%	*%

François de Saint Phalle	Direct	374,560	*%	*%

Maureen K. Usifer	Direct	7,491	*%	*%

Michael B. Lazar(8)(9)	Beneficial	91,699	*%	*%

Frank D. Gordon(8)	Direct	10,650	*%	*%

Vincent B. Tritto	Direct	75	*%	*%

All officers and directors as a group (8 persons)(10)	Direct/Beneficial	1,293,240	3.23%	2.45%

*	Represents less than 1%.

(1)	Assumes shares of common stock issued in this offering without exercise of the underwriters’ option to purchase additional shares. Includes an estimated 1,120,933 shares resulting from the reinvestment by existing participants in our dividend reinvestment plan of the $0.42 per share dividend payable on May 31, 2007 to stockholders of record on May 15, 2007 at an assumed net asset value equal to our actual net asset value at March 31, 2007.

(2)	BlackRock Kelso Capital Holding LLC holds 37,421,231 shares beneficially owned by its members, including Virginia Retirement System, Summer Street BRK Investors, L.L.C. and JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust.

(3)	Represents 14,974,700 shares held by BlackRock Kelso Capital Holding LLC.

(4)	Represents 5,989,880 shares held by BlackRock Kelso Capital Holding LLC.

(5)	Represents 5,615,512 shares held by BlackRock Kelso Capital Holding LLC.

(6)	JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“First Plaza”) may be deemed an affiliate of Performance Equity Associates (“PEA”). PEA owns 51% of Performance Equity Management, LLC (“PEM”). First Plaza is a New York trust containing assets of certain employee benefit plans of General Motors (“GM”), its subsidiaries and unrelated employers. General Motors Investment Management Corporation (“GMIMCo”), an indirect wholly-owned subsidiary of GM and 49% owner of PEM, is investment manager to First Plaza. Pursuant to a Subadvisory Agreement, GMIMCo has delegated management of certain assets of First Plaza to PEM, including the assets of First Plaza invested in Holding. Each of PEM and GMIMCo is registered as an investment adviser under the Investment Advisers Act of 1940. GMIMCo, in its capacity as a fiduciary to the pension plans in First Plaza, has the power to direct the trustee as to the voting and disposition of First Plaza’s shares in Holding. Because of First Plaza trustee’s limited role, beneficial ownership of the Holding shares by the trustee is disclaimed by the trustee. The principal address of PEM and PEA is 2 Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830. The principal address of First Plaza and GMIMCo is 767 Fifth Avenue, New York, New York 10153.

(7)	Includes 108,749 shares owned indirectly by the individual’s children, 260,699 shares owned indirectly by the individual’s spouse and 114,708 shares owned indirectly by a family trust, as to each of which the individual disclaims beneficial ownership. Does not include 188,002 shares owned directly by the Advisor, an entity for which the individual serves as a managing member.

(8)	Does not include unvested shares of restricted common stock.

(9)	Includes 29,049 shares owned indirectly by an individual retirement account as to which the individual is the beneficiary and 1,639 shares owned indirectly by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Does not include 188,002 shares owned directly by the Advisor, an entity for which the individual serves as a managing member.

(10)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors at April 30, 2007. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Jerrold B. Harris	$500,001 - $1,000,000
William E. Mayer	$100,001 - $500,000
François de Saint Phalle	Over $1,000,000
Maureen K. Usifer	$100,001 - $500,000

Interested Director and Executive Officer:
James R. Maher	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor. Our senior management and our Chairman of the Board of Directors have ownership and financial interests in the Advisor. In addition, our executive officers and directors and the employees of the Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and BlackRock intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through its wholly owned subsidiary, BlackRock Financial Management, Inc., provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Subject to BlackRock’s oversight, PFPC Inc., a subsidiary of PNC, serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. PFPC Trust Company, another subsidiary of PNC, serves as custodian of our investment assets. Fees and indemnification in respect of BlackRock and the PFPC entities as providers of such services were approved by our Board of Directors, including the directors who are not “interested persons.”

We will not invest in any private company in which BlackRock, Kelso, or any of their affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with other affiliates of BlackRock or Kelso, subject to compliance with such affiliates’ applicable allocation procedures.

The Advisor and certain entities it manages own shares of our common stock, including Holding, which owns 37,421,231 shares, or 93.5%, of our common stock at April 30, 2007. However, neither Holding nor the Advisor in its capacity as manager of Holding exercises voting control over those shares because the right to vote those shares is, in some cases, passed through to the owners of Holding or, in other cases, voted in the same proportion as the votes of our other stockholders.

The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor. BlackRock, through a subsidiary, owns a controlling interest in the Advisor.

See Note 3 to our financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

Certain of the Advisor’s members and employees (the “re-allocation group”) are entitled to receive from Holding a number of shares of our common stock if the performance of our common stock exceeds certain thresholds. If, upon the expiration of any lock-up agreement to which Holding is subject following the completion of this offering, the market price of our common stock exceeds a threshold multiple in respect of the net asset value of the common stock as adjusted to reflect any impact on net asset value resulting from any sale of the common stock by us, then the re-allocation group is entitled to a number of shares of common stock with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. In addition, if upon specified dates the internal rate of return to the members of Holding exceeds 20%, then the re-allocation group is entitled to a number of shares of common stock owned by Holding with a value equal to 10% of the number of shares of common stock owned by

Holding multiplied by the excess of the market price over the net asset value of our common stock. Internal rate of return means the discount rate at which the present value of the future cash flows of an investment equals the cost of the investment. See “The Advisor—Additional compensation to affiliates of the Advisor” and “Shares Eligible for Future Sale.”

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. Prior to making any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company and any other applicable laws. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board of Directors and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board of Directors, the Advisor and its investment committee with respect to the transaction.

Mr. Maher, our Chief Executive Officer and Chairman of our Board of Directors, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue Equity Partners, L.P. (“Park Avenue”), a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Mr. Maher and Mr. Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC and $14,400,000 of senior secured loans of Joerns Healthcare, LLC et al., both of which are portfolio companies of the fund managed by Park Avenue. The transactions were approved by the Advisor, its investment committee and our Board of Directors after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC and of Joerns Healthcare, LLC et al. described above, and $16,000,000 of senior secured loans of Gleason Corporation and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which are portfolio companies of Vestar. The transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board of Directors.

THE ADVISOR

Our investment activities are managed by the Advisor. The Advisor is led by James R. Maher, our Chairman and Chief Executive Officer, and Michael B. Lazar, our Chief Operating Officer. They are supported by the Advisor’s team of employees, including 14 dedicated investment professionals, who have extensive experience in commercial banking, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, our Advisor’s team of investment professionals, including our senior management, has evaluated more than 700 investment opportunities and completed on our behalf more than 75 investments in middle-market companies investing in excess of $1.1 billion through April 2007. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Advisor has an investment committee comprised of 13 members, including Messrs. Maher and Lazar and several senior executives of BlackRock and several of the Kelso Principals. The investment committee oversees the Advisor’s investment activities. We benefit from the extensive and varied relevant experience of the BlackRock executives and Kelso Principals serving on the investment committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the investment committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the investment committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor. BlackRock, through a subsidiary, owns a controlling interest in the Advisor.

BlackRock.    BlackRock is one of the world’s largest publicly traded investment management firms. As of March 31, 2007, the assets under management of BlackRock were over $1.1 trillion. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

BlackRock manages approximately $468 billion in fixed income investments as of March 31, 2007, and as of that date manages over $15 billion in non-investment grade assets, including $6.9 billion in bank loan assets across all client accounts. BlackRock has over 100 portfolio managers and 50 credit research analysts in the fixed income area, including a 21 person bank loan and high yield group. BlackRock emphasizes rigorous credit and deal structure analysis, relative value assessment against pertinent investment risks and ongoing surveillance and risk management. All of the principals who founded the firm in 1988 remain affiliated with the firm.

BlackRock has developed a dedicated professional staff, systems, software and procedures necessary for overseeing tax reporting, trading and other administrative, accounting and portfolio and regulatory compliance functions on behalf of its clients. Through our Administrator, we benefit from the existing infrastructure and administrative capabilities of BlackRock. The BlackRock organization has over 18 years of experience managing closed-end products and, as of March 31, 2007, advised a closed-end family of 105 active funds with approximately $44.4 billion in assets.

On September 29, 2006, BlackRock and Merrill Lynch completed the plan entered into February 15, 2006 to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, and BlackRock to create a new independent asset management company. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. As a result of the transaction, Merrill Lynch owns approximately 49% of the combined company, with a 45% voting interest. PNC retains approximately a 34% ownership of the combined company, and the remainder is held by employees and public stockholders.

Kelso.    The Kelso Principals have an average tenure of at least fifteen years at Kelso. Kelso is a leading private equity firm and since 1980 has invested over $4.3 billion of private equity capital, primarily in middle-market companies across a broad range of industries. Kelso was organized in 1971 as a private advisory firm and initially focused its business activities on the development and implementation of employee stock ownership plans. In 1980, Kelso formed its first investment partnership and has made more than 80 private equity investments predominantly through seven investment partnerships since that time. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors. Kelso has acted as an advisor to BlackRock with respect to BlackRock’s high yield business generally, including mezzanine, private equity and special situations investments, since 2000. From 1998 to the fund’s maturity in early 2007, Kelso acted as the mezzanine and special situations advisor to Magnetite Asset Investors L.L.C., a BlackRock-managed private investment fund with initial capital of $1.0 billion that invested primarily in public and private debt obligations. The Kelso Principals have obligations to Kelso and its affiliates as to devotion of business time and allocation of deal flow. Although the Kelso Principals who serve on the investment committee will bring the benefit of the expertise they have gained at Kelso and elsewhere, Kelso as an organization will not participate in the activities of the Advisor or advise us.

Portfolio managers

Messrs. Maher and Lazar are the persons primarily responsible for the day-to-day management of our portfolio. Both Mr. Maher and Mr. Lazar have been employed by the Advisor since its formation in 2004. Biographical information with respect to Messrs. Maher and Lazar is set forth under “Management of the Company—Biographical information.”

Each investment opportunity requires the consensus of the investment committee in order to be approved, except that investments of less than approximately 3% of our net assets may be made without the prior approval of the investment committee if approved by Messrs. Maher and Lazar and two other members of the investment committee, one of whom must be an individual from BlackRock and the other a Kelso Principal.

At April 30, 2007, each of Mr. Maher and Mr. Lazar was a full time employee of the Advisor. Each has ownership and financial interests in the Advisor. Neither Mr. Maher nor Mr. Lazar receives any direct compensation from us.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers as of April 30, 2007.

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)
James R. Maher	Over $1,000,000
Michael B. Lazar	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

The investment committee

The Advisor’s investment activities are overseen by its investment committee. The members of the investment committee are:

Committee Member	Affiliation	Title at Affiliated Entity
James R. Maher	BlackRock Kelso Capital Advisors LLC	Chairman and Chief Executive Officer

Michael B. Lazar	BlackRock Kelso Capital Advisors LLC	Chief Operating Officer

Laurence D. Fink	BlackRock, Inc.	Chairman and Chief Executive Officer

Ralph L. Schlosstein	BlackRock, Inc.	President

Robert S. Kapito	BlackRock, Inc.	Vice Chairman and Head of Portfolio Management

Keith Anderson	BlackRock, Inc.	Vice Chairman and Global Chief Investment Officer for Fixed Income

Sacha M. Bacro	BlackRock, Inc.	Managing Director and Head of Structured Products

Jeff Gary	BlackRock, Inc.	Managing Director and Co-Head of High Yield and Bank Loans

Mark J. Williams	BlackRock, Inc.	Managing Director and Co-Head of High Yield and Bank Loans

Frank T. Nickell	Kelso & Company, L.P.	President and Chief Executive Officer

Michael B. Goldberg	Kelso & Company, L.P.	Managing Director

Frank J. Loverro	Kelso & Company, L.P.	Managing Director

George E. Matelich	Kelso & Company, L.P.	Managing Director

The investment committee meets monthly to set our general investment policies, direct our strategic initiatives and supervise the actions taken by the Advisor on our behalf. In addition, the investment committee reviews prospective investments identified by the Advisor’s investment team and monitors the performance of our investment portfolio. The investment committee’s role is limited to providing oversight and guidance to compliment and supervise the Advisor’s day-to-day management of our investment portfolio. Each member of the investment committee has a single vote and each member’s vote counts equally.

Investment management agreement

We have entered into an investment management agreement, or management agreement, with the Advisor, under which the Advisor, subject to the overall supervision of our Board of Directors, manages our day-to-day operations of and provides us with investment advisory services. For providing these services, the Advisor receives a base management fee from us at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears. On March 27, 2007, we held our annual meeting of stockholders at which time an amendment to our management agreement was approved. The management agreement was amended to clarify the language used to describe the formula pursuant to which the Incentive Fee is calculated and to make more explicit that the Incentive Fee formula complies with the requirements of the Investment Advisers Act of 1940.

For the three months ended March 31, 2007, the Advisor earned $2,769,806 in base management fees, net of the waiver provision, under the management agreement, which fees would have been $3,693,075 without the waiver. For the three months ended March 31, 2006, the Advisor earned $1,332,439 in such fees, which fees would have been $2,664,878 without the waiver.

The management agreement provides that the Advisor or its affiliates may be entitled to the Incentive Fee under certain circumstances. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to our stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to our stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

The Advisor will be entitled to receive the Incentive Fee from us if our performance exceeds a “hurdle rate” during different measurement periods: the pre-offering period; the transition period; trailing four quarters’ periods (which will apply only to the portion of the Incentive Fee based on income) and annual periods (which will apply only to the portion of the Incentive Fee based on capital gains).

•

The “pre-offering period” began on July 25, 2006, the first anniversary of the date we commenced operations, and will end on the last day prior to the calendar quarter in which this offering is completed, which day we anticipate will be March 31, 2007.

•

The “transition period” will begin on the first day of the calendar quarter in which this offering is completed, which day we anticipate will be April 1, 2007, and will end on the day prior to the anniversary of such date, which day we anticipate will be March 31, 2008.

•

The “trailing four quarters’ periods” will begin on the last day of the calendar quarter in which the first anniversary of the completion of this offering occurs, which day we anticipate will be June 30, 2008. In other words, the income portion of the Incentive Fee payable for the quarterly period ending on June 30, 2008, will be determined by reference to the four quarter period ending on June 30, 2008.

•	The term “annual period” means the period beginning on April 1 of each calendar year beginning in 2008 and ending on March 31 of the next calendar year.

The hurdle rate for each quarterly portion of a measurement period is 2.0% times the net asset value of our common shares at the beginning of the respective measurement period calculated after giving effect to any distributions that occurred during the measurement period times the number of calendar quarters in the measurement period.

A portion of the Incentive Fee is based on our income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income. We will calculate the portion of the Incentive Fee based on income separately for each of three measurement periods: the pre-offering period; the transition period; and each rolling four quarter period. For each period, we will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss) during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains during the period exceeds (B) the hurdle rate for the period. We refer to the amount of the excess described in this paragraph for each period as the excess income amount.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equals 20% of the period’s excess income amount distributed or distributable to our stockholders. Thereafter, the portion of the Incentive Fee based on income for the period will equal an amount such that the cumulative Incentive Fee payments to the Advisor during the period based on income equals 20% of the period’s excess income amount.

Periodic Incentive Fee Based on Capital Gains. We will calculate the portion of the Incentive Fee based on capital gains separately for each of two periods: the pre-offering period and after the pre-offering period on an annual basis. For each period, we will pay the Advisor an Incentive Fee based on the amount by which (A) net realized capital gains, if any, to the extent they exceed unrealized capital depreciation, if any, occurring during the period exceeds (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. We refer to the amount of the excess described in this paragraph as the excess gain amount.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s excess gain amount distributed or distributable to our stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period will equal an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period will equal 20% of the period’s excess gain amount. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle rate, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the excess gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable under the Agreement for any period, we will account for our assets on a security-by-security basis. In addition, we will use the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses and unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Advisers Act by the staff of the SEC, the calculation of unrealized depreciation for each portfolio security over a period will be based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income.

Annual Incentive Fee

Net Income

(expressed as a percentage of the value of net assets)

Percentage of net income comprising Incentive Fee

Examples of Calculation of Net Income Portion of Incentive Fee

Example 1: For the period from the first day of the calendar quarter in which this offering is completed and ending on the day prior to the first anniversary of such date

Formula

The formula for the net income portion of the Incentive Fee for the transition period can be expressed as follows:

Incentive Fee with respect to net income —

•

When the annualized rate of return to shareholders exceeds the hurdle but does not exceed 13.33% = 50% x (transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains – hurdle amount) – incentive fees paid to date with respect to transition period net income

•

When the annualized rate of return to shareholders exceeds 13.33% = 50% x (13.33% x net asset value – hurdle amount) + 20% x (transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains – 13.33% x net asset value) – incentive fees paid to date with respect to transition period net income

Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

Assumptions

•	Number of full calendar quarters in period = 4

•	Net Asset Value = $500.0 million

•	Total Assets = $500.0 million

•	Quarter 1 net income(1) = $5.0 million

•	Quarter 1 incentive fee paid = $0.0 million

•	Quarter 2 net income = $15.0 million

•	Quarter 2 incentive fee paid = $0.0 million

•	Quarter 3 net income = $10.0 million

•	Quarter 3 incentive fee paid = $0.0 million

•	Transition period net realized capital gains through Quarter 3 = $1.5 million

•	Transition period net unrealized capital depreciation through Quarter 3 = $0.5 million

•	Hurdle(2) = 8.00%

•	Base management fee(3) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.25%

Alternative 1

Additional Assumptions

•	Quarter 4 net income = Quarter 4 income – base management fee – other expenses = $8.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million = $8.75 million – $3.75 million = $5.0 million

•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•

Transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains = Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net income – (excess, if any, of transition period net unrealized capital depreciation over transition period net realized capital gains) = $5.0 million + $15.0 million + $10.0 million + $5.0 million – $0.0 million (as there was no transition period net unrealized capital depreciation) = $35.0 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains equals $35.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income in Quarter 4. If an incentive fee had been earned and paid with respect to any prior period (which in this case it had not), it would not be refunded because incentive fees in any prior period are not subject to repayment based upon performance in a subsequent period.

Alternative 2

Additional Assumptions

•	Quarter 4 net income = Quarter 4 income – base management fee – other expenses = $21.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million = $21.75 million – $3.75 million = $18.0 million
•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•

Transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains = Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net income – (excess, if any, of transition period net unrealized capital depreciation over transition period net realized capital gains) = $5.0 million + $15.0 million + $10.0 million + $18.0 million – $0.0 million (as there was no transition period net unrealized capital depreciation) = $48.0 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains equals $48.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to net income in Quarter 4. The net income portion of the Incentive Fee for this quarter equals 50% of the amount by which the transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to net income equal 20% of the transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains (would occur if such amount for the transition period represented an annualized return on net assets of 13.33% or higher, which is not the case in this example), less any incentive fees paid to date with respect to transition period net income.

Conclusion

The Incentive Fee payable with respect to net income for the transition period in this alternative equals $4.0 million.

Alternative 3

Additional Assumptions

•	Quarter 4 net income = Quarter 4 income – base management fee – other expenses = $41.25 million – 0.50% x $500.0 million – 0.25% x $500.0 million = $41.25 million – $3.75 million = $37.5 million
•	Quarter 4 net realized capital gain = $0.5 million

•	Quarter 4 net unrealized capital appreciation = $1.0 million

•

Transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains = Quarter 1 + Quarter 2 + Quarter 3 + Quarter 4 quarterly net income – (excess, if any, of transition period net unrealized capital depreciation over transition period net realized capital gains) = $5.0 million + $15.0 million + $10.0 million + $37.5 million – $0.0 million (as there was no transition period net unrealized capital depreciation) = $67.5 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains equals $67.5 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to net income in Quarter 4. The net income portion of the Incentive Fee for this quarter equals 50% of the amount by which the transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to net income equal 20% of the transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains (would occur if such amount for the transition period represented an annualized return on net assets of 13.33% or higher, which is the case in this example), less any incentive fees paid to date with respect to transition period net income.

Incentive Fee with respect to net income = 50% x (13.33% x $500.0 million – Hurdle amount) + 20% x (transition period net income less the excess (if any) of transition period net unrealized capital depreciation over transition period net realized capital gains – 13.33% x $500.0 million) – incentive fees paid to date with respect to transition period net income

= 50% x ($66.66 million – $40.0 million) + 20% x ($67.5 million – $66.66 million) – $0.0 million

= 50% x $26.66 million + 20% x $0.84 million – $0.0 million

= $13.5 million

Conclusion

The Incentive Fee payable with respect to net income for the transition period in this alternative equals $13.5 million.

Example 2: For each trailing four quarters’ period beginning with the calendar quarter in which the first anniversary of the completion of this offering occurs

Formula

The formula for the net income portion of the Incentive Fee for any trailing four quarters’ post-offering period can be expressed as follows:

Incentive Fee with respect to net income —

•

When the annualized rate of return to shareholders exceeds the hurdle but does not exceed 13.33% = 50% x (trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – hurdle amount) – incentive fees with respect to net income paid in the prior three quarters

•

When the annualized rate of return to shareholders exceeds 13.33% = 50% x (13.33% x net asset value – hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – 13.33% x net asset value) – incentive fees with respect to net income paid in the prior three quarters

Annualized rate of return in this context is computed by reference to our net asset value and does not take into account changes in the market price of our common stock.

Assumptions

•	Number of full calendar quarters in period = 4

•	Net Asset Value = $500.0 million

•	Total Assets = $500.0 million

•	Quarter 3 incentive fee paid = $0.0 million

•	Quarter 4 net income = $37.5 million

•	Quarter 4 incentive fee paid with respect to net income = $13.5 million

•	Quarter 4 incentive fee paid with respect to net realized capital gains = $0.15 million

•

Net income and incentive fees paid with respect to net income for Quarters 2 through 4 and end of Quarter 4 balances with respect to realized capital gains/(losses) and unrealized capital appreciation/(depreciation) are the same as those shown in Example 1, Alternative 3 above

•	Hurdle(2) = 8.00%

•	Base management fee(3) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.25%

Alternative 1

Additional Assumptions

•	Quarter 5 net income = Quarter 5 income – base management fee – other expenses = $20.75 million – 0.50% x $500.0 million – 0.25% x $500.0 million = $20.75 million – $3.75 million = $17.0 million
•	Quarter 5 net realized capital gain = $0.5 million

•	Quarter 5 net unrealized capital appreciation = $1.0 million

•

Trailing four quarters’ post–offering net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains = Quarter 2 + Quarter 3 + Quarter 4 + Quarter 5 quarterly net income – (excess, if any, of trailing four quarters’ post-offering period net unrealized capital depreciation from beginning of Quarter 2 to end of Quarter 5 over trailing four quarters’ post-offering period net realized capital gains from beginning of Quarter 2 to end of Quarter 5) = $15.0 million + $10.0 million + $37.5 million + $17.0 million – $0.0 million (as there was no trailing four quarters’ post-offering period net unrealized capital depreciation from beginning of Quarter 2 to end of Quarter 5) = $79.5 million

•	Hurdle amount = 8.00% x $500.0 million = $40.0 million

Determination of Incentive Fee

Trailing four quarters’ post-offering period net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains equals $79.5 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to net income in Quarter 5. The net income portion of the Incentive Fee for this quarter equals 50% of the amount by which the trailing four quarters’ post-offering net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains exceeds the Hurdle amount, until the cumulative Incentive Fee payments with respect to net income equal 20% of the trailing four quarters’ net income less the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains (would occur if such amount for the trailing four quarters’ represented an annualized return on net assets of 13.33% or higher, which is the case in this example), less any incentive fees paid with respect to net income in the prior three quarters.

Incentive Fee with respect to net income = 50% x (13.33% x $500.0 million – Hurdle amount) + 20% x (the excess (if any) of trailing four quarters’ post-offering period net unrealized capital depreciation over trailing four quarters’ post-offering period net realized capital gains – 13.33% x $500.0 million) – incentive fees with respect to net income paid in the prior three quarters

= 50% x ($66.66 million – $40.0 million) + 20% x ($79.5 million – $66.66 million) – $13.5 million

= 50% x $26.66 million + 20% x $12.84 million – $13.5 million

= $2.4 million

Conclusion

The Incentive Fee payable with respect to net income for this trailing four quarters’ period equals $2.4 million.

(1)	Net income refers to taxable net income, excluding any realized capital gain and loss and unrealized capital appreciation and depreciation.
(2)	Represents an annual hurdle of 8.00% of the value of net assets.
(3)	Represents quarterly portion of an annual base management fee of 2.00% of the value of total assets.
(4)	Excludes offering expenses and is expressed as a percentage of the value of net assets.

Examples of Calculation of Capital Gains Portion of Incentive Fee

For each annual period beginning on the first day of the calendar quarter in which this offering is completed and ending on the day prior to the first anniversary of such date

Formula

The formula for the capital gains portion of the Incentive Fee for each annual period can be expressed as follows:

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

The following Alternative 1 and Alternative 2 assume that with respect to each year, the trailing four quarters’ transition period or post-offering period net income less the excess (if any) of trailing four quarters’ transition period or post-offering period net unrealized capital depreciation over trailing four quarters’ transition period or post-offering period net realized capital gains exceeds the hurdle amount.

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair value of Investment B determined to be $32 million

•	Year 3: fair value of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $200,000 (20% multiplied by $1 million realized capital gains on sale of investment B)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $25 million

•	Year 3: fair value of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $35 million

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

•	Year 3: $1 million (20% multiplied by $5 million realized capital gains on Investment C)

•	Year 4: None

With respect to each year, if the trailing four quarters’ transition period or post-offering period net income less the excess (if any) of trailing four quarters’ transition period or post-offering period net unrealized capital depreciation over trailing four quarters’ transition period or post-offering period net realized capital gains did not exceed the hurdle amount, the capital gains portion of the Incentive Fee could be reduced because no Incentive Fee is payable unless the sum of (1) the amount of net income used in the determination of the Incentive Fee, if any, based on income and (2) the amount of net realized capital gains in excess of unrealized capital depreciation used in the determination of the Incentive Fee, if any, based on capital gains exceeds the hurdle amount. The following Alternative 3 and Alternative 4 illustrate the calculation of the capital gains portion of the Incentive Fee when the hurdle amount is exceeded only after capital gains are taken into account.

Alternative 3

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $8.0 million

Determination of Incentive Fee

Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $8.0 million, when added to net income of $38.0 million, results in a total of $46.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

= 50% x ($46.0 million – $40.0 million), up to a limit of 20% x $8.0 million

= 50% x $6.0 million, up to a limit of $1.6 million

= $1.6 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $1.6 million.

Alternative 4

Assumptions

•	Year 1: Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains = $38.0 million

•	Year 1: Net realized capital gains to the extent in excess of gross unrealized capital depreciation = $3.0 million

Determination of Incentive Fee

Net income less the excess (if any) of trailing four quarters’ net unrealized capital depreciation over trailing four quarters’ net realized capital gains equals $38.0 million, which does not exceed the Hurdle amount. Therefore there is no Incentive Fee payable with respect to net income. However, Year 1 net realized capital gains to the extent in excess of gross unrealized capital depreciation of $3.0 million, when added to net income of $38.0 million, results in a total of $41.0 million, which exceeds the Hurdle amount. Therefore there is an Incentive Fee payable with respect to capital gains in Year 1.

Incentive Fee with respect to capital gains = 50% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation, but only to the extent that such net realized capital gains, when added to net income, exceed the Hurdle amount), up to a limit of 20% x net realized capital gains to the extent in excess of gross unrealized capital depreciation

= 50% x ($41.0 million – $40.0 million), up to a limit of 20% x $3.0 million

= 50% x $1.0 million, up to a limit of $0.6 million

= $0.5 million

Conclusion

The Incentive Fee payable with respect to capital gains for Year 1 equals $0.5 million.

Payment of our expenses

All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the performance by the Advisor of its duties under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. For the three months ended March 31, 2007, we incurred $196,093 for costs and expenses reimbursable to the Advisor under the management agreement. For the three months ended March 31, 2006, we incurred $77,957 in such costs and expenses.

From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf. Reimbursements to the Advisor for the three months ended March 31, 2007 were $309,253. Reimbursements to the Advisor for the three months ended March 31, 2006 were $149,992.

Indemnification

The management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, and provides for indemnification by us of its members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to certain limitations and conditions.

Board and stockholder approval of the investment management agreement

The management agreement was originally approved by our Board of Directors at an in-person meeting of the Board of Directors held on April 14, 2005, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). In addition, the management agreement was approved by our sole stockholder on July 21, 2005. A discussion regarding the basis for the Board’s approval of the investment management agreement is available in our Proxy Statement for our 2007 Annual Meeting of Stockholders. Our Board of Directors approved the continuation of the management agreement for an additional twelve-month period to July 25, 2008 at an in-person meeting held on May 8, 2007, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act).

Duration and termination

The management agreement will continue in effect until July 25, 2008, and if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of our Board of Directors or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board of Directors who are not parties to the management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. We may terminate the management agreement as a whole at any time, without the payment of any penalty, upon the vote of a majority of our Board of Directors or a majority of our outstanding voting securities or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The management agreement will terminate automatically in the event of its assignment.

Additional compensation to affiliates of the Advisor

As of April 30, 2007, Holding owned approximately 93.5%, or 37,421,231 shares, of our outstanding common stock. As of that date, the Advisor, its Chief Executive Officer and Chief Operating Officer, BlackRock, the Kelso Principals and certain other individuals owned an aggregate of approximately 8.0% of the outstanding limited liability company interests in Holding. In addition, certain of the Advisor’s members and employees (the “re-allocation group”) are entitled to receive from Holding a number of shares of our common stock if the performance of our common stock exceeds certain thresholds. If, upon the expiration of any lock-up agreement to which Holding is subject following the completion of this offering, the market price of our common stock exceeds a threshold multiple in respect of the net asset value of the common stock as adjusted to reflect any impact on net asset value resulting from any sale of the common stock by us, then the re-allocation group is entitled to a number of shares of common stock with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. In addition, if upon specified dates the internal rate of return to the members of Holding exceeds a certain threshold, then the re-allocation group is entitled to a number of shares of common stock owned by Holding with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. Internal rate of return means the discount rate at which the present value of the future cash flows of an investment equals the cost of the investment. See “Shares Eligible for Future Sale.”

Organization of the advisor

The Advisor is organized as a Delaware limited liability company. The Advisor is an investment advisor registered as an investment advisor with the Securities and Exchange Commission under the Advisers Act. Its principal executive offices are located at 40 East 52nd Street, New York, NY. The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor.

Administration agreement

We have entered into an administration agreement with the Administrator, a subsidiary of BlackRock, Inc., under which the Administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

For the three months ended March 31, 2007, we incurred $175,000 for administrative services expenses payable to the Administrator under the administration agreement. For the three months ended March 31, 2006, we incurred $246,575 in such expenses.

From time to time, the Administrator may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Administrator for such amounts paid on our behalf. There were no reimbursements to the Administrator for the three months ended March 31, 2007. Reimbursements to Administrator for the three months ended March 31, 2006 were $24,900.

License agreement

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management;

•

to the extent determined by the audit committee of our Board of Directors, independent valuation firms engaged by our Board of Directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•	the audit committee of our Board of Directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements included elsewhere in this prospectus express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in connection with offerings

In connection with each offering of shares of our common stock, our Board of Directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of your common shares elects to receive cash by contacting PFPC Inc., or PFPC, a Massachusetts corporation, agent for stockholders in administering our dividend reinvestment plan, or the plan, all dividends declared for you in common shares of our company will be automatically reinvested by the plan agent in additional common shares of our company. If the registered owner of your common shares elects not to participate in the plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, as dividend disbursing agent. You may elect not to participate in the plan and to receive all dividends in cash by sending written instructions or by contacting PFPC, as dividend disbursing agent, at the address set forth below. Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the plan agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of our company for you. If you wish for all dividends declared on your common shares of our company to be automatically reinvested pursuant to the plan, please contact your broker.

The plan agent will open an account for each common stockholder under the plan in the same name in which such common stockholder’s common shares are registered. Whenever we declare a dividend or other distribution payable in cash, non-participants in the plan will receive cash and participants in the plan will receive the equivalent in common shares. The common shares will be acquired by the plan agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from us, or newly issued common shares, or (ii) by purchase of outstanding common shares on the open market, or open-market purchases, on the NASDAQ Global Select Market or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share, a condition known as a market premium, the plan agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions, a condition known as market discount, the plan agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the plan agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner, or the last purchase date, to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that we will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the plan agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the plan agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the plan agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the plan agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The plan agent maintains all stockholders’ accounts in the plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common shares in the account of each plan participant will be held by the plan agent on behalf of the plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the plan. The plan agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the plan.

There will be no brokerage charges with respect to common shares issued directly by us. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. For additional details, see “Tax Matters.” Participants that request a sale of shares through the plan agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

We reserve the right to amend or terminate the plan. There is no direct service charge to participants in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants.

All correspondence concerning the plan should be directed to the plan agent at PFPC Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

DESCRIPTION OF SHARES

General

Under the terms of our amended certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 40,034,983 shares were outstanding as of April 30, 2007, and 500 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of April 30, 2007.

Set forth below are our outstanding classes of capital stock as of April 30, 2007.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
BlackRock Kelso Capital Corporation	Common Stock	100,000,000	—	40,034,983

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our amended certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Vice Chairman, Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws.

Limitations of liability and indemnification

Under our amended certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. Upon the completion of this offering, our

Board of Directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

We have agreed with the underwriters not to sell any shares of our common stock that we own for a period of 180 days from the date of this prospectus, as described below. Holding has also agreed with the underwriters not to sell any shares of our common stock that it owns for a period of 18 months from the date of this prospectus, also as described below. These agreements, referred to as “lock-up agreements,” may be waived: (i) in the case of the lock-up agreement between us and the underwriters, with the approval of the Representatives; or (ii) in the case of the lock-up agreement between the underwriters and Holding, by J.P. Morgan Securities Inc. After all of the lock-up agreements expire, an aggregate of additional shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. Notwithstanding the foregoing, we have agreed, and are permitted pursuant to the terms of our lock-up agreement, to file a shelf registration statement covering all of the shares of our common stock outstanding prior to this offering shortly after the completion of this offering. See “Description of Shares.”

Upon the completion of this offering, as a result of the issuance of 13,200,000 shares of common stock (assuming no exercise of the underwriters’ option to purchase additional shares), we will have 54,355,916 shares of our common stock outstanding, of which 41,155,916 shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. These share amounts include an estimated 1,120,933 shares resulting from the reinvestment by existing participants in our dividend reinvestment plan of a dividend paid on May 31, 2007 at an assumed net asset value equal to our actual net asset value at March 31, 2007.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities, provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risks—Risks related to this offering.”

REGULATION

We are a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations and foreign exchange rate. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	does not have any class of securities listed on a national securities exchange.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Eligible portfolio company

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:

•	does not have any class of securities listed on a national securities exchange;

•	is controlled by the BDC and has an affiliate of a BDC on its board of directors; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns 25% or more of the outstanding voting securities of the portfolio company.

In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC is seeking comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation—Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet certain diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

As an investment advisor registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

The Advisor has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to the Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by the Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. The Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our stockholders. If there is any possibility that a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

BlackRock Kelso Capital Corporation

40 East 52nd Street

New York, NY 10022

Other

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, reviewed these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designated a chief compliance officer to be responsible for administering the policies and procedures.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2007, we paid brokerage commissions totaling approximately $26,000. Subject to policies established by our Board of Directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly on brokerage or research services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our stockholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. Stockholders are urged to consult their own tax advisers to determine the tax consequences to them of investing in our shares.

Taxation of the company

We intend to qualify each year to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualify public traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have not received SEC Certification, but it is possible that we will receive SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50 percent value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed five percent of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1) at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) at least 98 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use the our fiscal year); and

(3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not qualify as a RIC or do not satisfy the Annual Distribution Requirement, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a corporation even if we would otherwise qualify as a RIC.

Company investments

We may make certain investments which would subject us to special provisions of the Code that, among other things, may defer the use of certain deductions or losses and affect the holding period of securities held by us and the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to our overall investment activities, generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Taxation of U.S. stockholders

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the U.S., (2) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. holders should refer to “Non-U.S. Stockholders” below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Distributions we pay to you from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The maximum tax rate on long-term capital gains of individuals is reduced generally to 15% for such gains realized before January 1, 2011. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Backup Withholding.    We are required in some circumstances to backup withhold on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Taxation of non-U.S. stockholders

The following discussion only applies to non-U.S. stockholders. A “Non-U.S. stockholder” is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In this latter case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. However, for taxable years beginning before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by us to certain non-U.S. stockholders are eligible for an exemption from the 30% federal withholding tax provided that certain requirements are satisfied and that we elect to follow certain procedures. It is uncertain whether we will follow those procedures. Interest-related dividends generally are dividends derived from certain interest income earned by us that would not be subject to such tax if earned by non-U.S. stockholders directly. Short-term capital gain dividends generally are dividends derived from the excess of our net short-term capital gains over net long-term capital losses. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding.    A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

UNDERWRITING

We are offering the common shares described in this prospectus through a number of Underwriters. J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC are acting as book-running managers of this offering and as Representatives of the Underwriters. We have entered into an underwriting agreement with the Underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the Underwriters, and each Underwriter has separately agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of common shares listed next to its name in the following table:

Name	Number of Shares
J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Wachovia Capital Markets, LLC
Bear, Stearns & Co. Inc.
UBS Securities LLC

Total	13,200,000

The Underwriters are committed to purchase all the common shares offered by us if they purchase any shares. The underwriting agreement also provides that if an Underwriter defaults, the purchase commitments of non-defaulting Underwriters may also be increased or the offering may be terminated.

The Underwriters propose to offer the common shares directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $         per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $         per share from the initial public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the Underwriters. Sales of shares made outside of the United States may be made by affiliates of the Underwriters.

The Underwriters have an option to buy up to 1,980,000 additional common shares from us to cover sales of shares by the Underwriters which exceed the number of shares specified in the table above. The Underwriters have 30 days from the date of this prospectus to exercise this over-allotment option. If any shares are purchased with this over-allotment option, the Underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional common shares are purchased, the Underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

The underwriting fee is equal to the public offering price per common share less the amount paid by the Underwriters to us per common share. The underwriting fee is $            per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the Underwriters assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares.

	Without over-allotment exercise	With full over-allotment exercise
Per Share	$	$
Total	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $1,500,000.

We have agreed that, with limited exceptions, for a period of 180 days after the date of this prospectus, we may not, without the prior written consent of the Representatives, (1) file with the SEC a registration statement under the Securities Act relating to any common shares or securities convertible into or exchangeable or exercisable for any common shares, (2) offer, pledge, announce the intention to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any common shares or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common shares, whether any such transaction described in clause (2) or (3) above is to be settled by delivery of common shares or such other securities, in cash or otherwise.

Holding has entered into a lock-up agreement with the Underwriters prior to the commencement of this offering pursuant to which Holding, with limited exceptions, for a period of 18 months after the date of this prospectus, may not, without the prior written consent of J.P. Morgan Securities Inc., (1) offer, pledge, announce the intention to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any common shares (including, without limitation, common shares which may be deemed to be beneficially owned by Holding in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common shares or such other securities, in cash or otherwise.

We have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

Our common shares are expected to be listed on the NASDAQ Global Select Market under the symbol “BKCC.”

In connection with this offering, the Underwriters may engage in stabilizing transactions, which involves making bids for, purchasing and selling common shares in the open market for the purpose of preventing or retarding a decline in the market price of the common shares while this offering is in progress.

These stabilizing transactions may include making short sales of the common shares, which involves the sale by the Underwriters of a greater number of common shares than they are required to purchase in this offering, and purchasing common shares on the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the Underwriters’ over-allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount.

The Underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the Underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the Underwriters may purchase shares through the over-allotment option.

A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market that could adversely affect investors who purchase in this offering. To the extent that the Underwriters create a naked short position, they will purchase shares in the open market to cover the position.

The Underwriters have advised us that, pursuant to Regulation M of the Securities Act, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common shares, including the imposition of penalty bids. This means that if the representatives of the Underwriters purchase common shares in the open market in stabilizing transactions or to cover short sales, the representatives can require the Underwriters that sold those shares as part of this offering to repay the underwriting discount received by them.

These activities may have the effect of raising or maintaining the market price of the common shares or preventing or retarding a decline in the market price of the common shares, and, as a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. If the Underwriters commence these activities, they may discontinue them at any time. The Underwriters may carry out these transactions on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Prior to this offering, there has been no public market for the common shares.

Neither we nor the Underwriters can assure investors that an active trading market will develop for the common shares, or that the shares will trade in the public market at or above the initial public offering price.

At our request, certain of the Underwriters have reserved up to 660,000 common shares being offered by this prospectus for sale, directly or indirectly, to our directors, employees and certain other related parties to the Advisor. The sales will be made by Citigroup Global Markets Inc. through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any reserved shares not so purchased will be offered by the Underwriters to the general public on the same terms as the other shares. Any employees or other persons (and any entities through which such persons may invest in the shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 25 days after the date of this prospectus.

Some of the Underwriters and their affiliates have provided in the past to Kelso, BlackRock, their affiliates, their and our respective portfolio companies and us, and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services for Kelso, BlackRock, their affiliates, their and our respective portfolio companies and us, in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates have invested in private funds sponsored by Kelso or BlackRock, and they may do so in the future.

Affiliates of each of the Underwriters are agents and/or lenders under our credit facility and may receive a portion of the net proceeds from this offering in such capacities. Affiliates of certain of the Underwriters have beneficial ownership interests in our common stock that individually do not exceed 5% of our outstanding common stock. An affiliate of J.P. Morgan Securities Inc. serves as trustee for certain employee benefit plans that have beneficial ownership interests in our common stock that in aggregate represent approximately 14% of our outstanding common stock. See “Control Persons and Principal Stockholders.”

Merrill Lynch & Co., Inc. is the ultimate parent company of one of the underwriters participating in the offering of common stock described in this prospectus. Merrill Lynch & Co., Inc. owns no more, on a fully diluted basis, than 49.8% of the total capital stock of BlackRock, Inc., and no more than 45% of BlackRock, Inc.’s voting power. BlackRock, Inc. is the ultimate parent company of the Administrator and an entity that is a significant investor in the Advisor.

This offering is being conducted in accordance with Rule 2810 of the NASD Rules.

The principal address of J.P. Morgan Securities Inc. is 277 Park Avenue, New York, New York 10172. The principal address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of Wachovia Capital Markets, LLC is 301 South College Street, 4th Floor, Charlotte, North Carolina 28288. The principal address of Bear, Stearns & Co. Inc. is 383 Madison Avenue, New York, New York 10179. The principal address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

United Kingdom

Each underwriter has represented and agreed that (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of the shares in circumstances in which section 21(1) of FSMA does not apply; and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, or Relevant Member State, each underwriter has represented and agreed that with, effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, or the Relevant Implementation Date, it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time under the following exemptions under the Prospectus Directive:

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•	by the underwriters to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the lead underwriter or

•	in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

CUSTODIAN AND TRANSFER AGENT

PFPC, a subsidiary of PNC, provides administrative and accounting services to us under a sub-administration and accounting services agreement. PFPC Trust Company, a subsidiary of PNC, provides custodian services to us pursuant to a custodian services agreement. Also, PFPC provides transfer agency and compliance support services to us under a transfer agency agreement and a compliance support services agreement, respectively. For the services provided to us by PFPC and its affiliates, PFPC is entitled to an annual fee equal to a percentage of our average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly.

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Sutherland Asbill & Brennan LLP, Washington, DC. Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP involved in the representation of the Company beneficially own approximately 12,700 shares of our common stock at April 30, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our financial statements as of December 31, 2006 and 2005, and for the year ended December 31, 2006 and the period July 25, 2005 (inception of operations) through December 31, 2005 included in this prospectus have been so included in reliance on the report of Deloitte & Touche LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2 , including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment advisor’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

BlackRock Kelso Capital Corporation:

We have audited the accompanying statements of assets and liabilities of BlackRock Kelso Capital Corporation (the “Company”), including the schedules of investments, as of December 31, 2006 and 2005, and the related statements of operations, changes in net assets, and cash flows for the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005 (“period ended December 31, 2005”). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2006 and 2005 by correspondence with the custodian, the management of the investment funds and the brokers; where replies were not received from the brokers, alternative procedures were performed. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations, changes in its net assets, and cash flows for the year ended December 31, 2006 and period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York

March 6, 2007

BlackRock Kelso Capital Corporation

Statements of Assets and Liabilities

	December 31, 2006	December 31, 2005
Assets:
Cash and cash equivalents (amortized cost of $3,036,413 and $288,984,387)	$3,036,413	$288,972,347
Investments, at value (amortized cost of $716,844,625 and $250,184,074)	718,730,964	250,436,350
Affiliate investments, at value (amortized cost of $35,437,060 and $0)	35,437,060	—
Receivable for investments sold	—	996,250
Foreign currency, at value (cost of $119,714 and $0)	126,375	—
Interest receivable	7,759,464	1,656,131
Dividends receivable	43,270	—
Prepaid expenses and other assets	1,125,838	165,363

Total Assets	$766,259,384	$542,226,441

Liabilities:
Payable for investments purchased	$16,260,000	$4,198,296
Unrealized depreciation on forward foreign currency contracts	475,204	—
Credit facility payable	164,000,000	—
Dividend distributions payable	15,803,510	7,073,318
Legal fees (offering costs) payable	—	587,080
Base management fees payable	2,157,082	455,329
Incentive management fees payable	4,443,298	—
Accrued administrative services expenses	366,354	508,950
Interest payable on credit facility	152,793	—
Other accrued expenses and payables	801,221	698,619

Total Liabilities	204,459,462	13,521,592

Net Assets:
Common stock, par value $.001 per share, 40,000,000 common shares authorized, 37,627,405 and 35,366,589 issued and outstanding	37,627	35,367
Paid-in capital in excess of par	563,233,775	529,298,432
Distributions in excess of net investment income	(3,392,549)	(870,327)
Accumulated net realized gain	497,795	1,141
Net unrealized appreciation	1,423,274	240,236

Total Net Assets	561,799,922	528,704,849

Total Liabilities and Net Assets	$766,259,384	$542,226,441

Net Asset Value Per Share	$14.93	$14.95

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Operations

	Year ended December 31, 2006	July 25, 2005* through December 31, 2005**

Investment Income:
Interest income	$53,309,078	$9,969,835
Dividend income	461,223	34,791
Other income	122,134	—

Total investment income	53,892,435	10,004,626

Expenses:
Base management fees	11,094,308	4,669,844
Incentive management fees	4,443,298	—
Administrative services	760,188	508,950
Professional fees	486,359	333,969
Director fees	286,113	233,508
Investment advisor expenses	469,287	138,405
Insurance	167,610	108,374
Interest and other credit facility expenses	279,432	—
Organizational	—	57,056
Other	327,872	86,451

Expenses before management fee waiver	18,314,467	6,136,557
Base management fee waiver	(4,314,255)	(2,334,922)

Net expenses	14,000,212	3,801,635

Net Investment Income	39,892,223	6,202,991

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	777,548	1,141
Foreign currency	(298,151)	—

Net realized gain (loss)	479,397	1,141

Net change in unrealized appreciation (depreciation):
Investments	1,634,063	252,276
Foreign currency translations	(463,067)	—
Cash equivalents	12,040	(12,040)

Net change in unrealized appreciation (depreciation)	1,183,036	240,236

Net realized and unrealized gain	1,662,433	241,377

Net Increase in Net Assets Resulting from Operations	$41,554,656	$6,444,368

Earnings Per Share	$1.13	$0.18

Basic and Diluted Weighted-Average Shares Outstanding	36,632,218	35,366,589

*	Inception of operations.

**	Certain amounts have been reclassified from administrative services expenses to other expenses to conform to the current year’s presentation.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Changes in Net Assets

	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Net Increase in Net Assets Resulting from Operations:
Net investment income	$39,892,223	$6,202,991
Net change in unrealized appreciation (depreciation)	1,183,036	240,236
Net realized gain (loss)	479,397	1,141

Net increase in net assets resulting from operations	41,554,656	6,444,368

Dividend Distributions to Stockholders from:
Net investment income	(42,117,435)	(7,073,318)
Net realized gains	(279,753)	—

Total dividend distributions	(42,397,188)	(7,073,318)

Capital Share Transactions:
Proceeds from shares sold	810,000	530,498,845
Less offering costs	—	(1,165,046)
Reinvestment of dividends	33,127,605

Net increase in net assets resulting from capital share transactions	33,937,605	529,333,799

Total Increase in Net Assets	33,095,073	528,704,849
Net assets at beginning of period	528,704,849	—

Net assets at end of period	$561,799,922	$528,704,849

Capital Share Activity:
Shares issued from subscriptions	54,000	35,366,589
Shares issued from reinvestment of dividends	2,206,816	—

Total increase in shares	2,260,816	35,366,589

Distributions in Excess:
Distributions in excess of net investment income	$(3,392,549)	$(870,327)

*	Inception of operations.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Cash Flows

	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Operating Activities:
Net increase in net assets resulting from operations	$41,554,656	$6,444,368
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from dispositions (purchases) of short-term investments—net	106,990,928	(106,043,189)
Purchases of long-term investments	(745,727,828)	(144,808,218)
Purchases of foreign currency—net	(413,610)	—
Proceeds from sales/repayments of long-term investments	138,404,643	1,021,610
Net change in unrealized appreciation on investments	(1,634,063)	(252,276)
Net change in unrealized depreciation on foreign currency translations	463,067	—
Net realized gain on investments	(777,548)	(1,141)
Net realized loss on foreign currency	298,151	—
Amortization of premium/discount—net	(986,586)	(353,136)
Decrease (increase) in receivable for investments sold	996,250	(996,250)
Increase in interest receivable	(6,103,333)	(1,656,131)
Increase in dividends receivable	(43,270)	—
Increase in prepaid expenses and other assets	(960,475)	(165,363)
Increase in payable for investments purchased	12,061,704	4,198,296
(Decrease) increase in legal fees (offering costs) payable	(587,080)	587,080
Increase in base management fees payable	1,701,753	455,329
Increase in incentive management fees payable	4,443,298	—
(Decrease) increase in accrued administrative services expenses payable	(142,596)	508,950
Increase in interest payable on credit facility	152,793	—
Increase in other accrued expenses and payables	102,602	698,619

Net cash used in operating activities	(450,206,544)	(240,361,452)

Financing Activities:
Net proceeds from issuance of common stock Cash	810,000	109,615,859
Contribution of short-term investments and cash equivalents	—	419,717,940
Dividend distributions paid	(33,666,996)	—
Dividend distributions reinvested	33,127,605	—
Borrowings under credit facility	279,000,000	—
Repayments under credit facility	(115,000,000)	—

Net cash provided by financing activities	164,270,609	529,333,799

Net (decrease) increase in cash and cash equivalents	(285,935,934)	288,972,347
Cash and cash equivalents, beginning of period	288,972,347	—

Cash and cash equivalents, end of period	$3,036,413	$288,972,347

Supplemental disclosure of cash flow information:
Cash interest paid during period	$19,911	$—

*	Inception of operations.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
Subordinated Debt/Corporate Notes—28.0%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired 10/20/06(c)	Glass Yarns/ Fibers	$15,000,000		$15,000,000	$15,037,500
Al Solutions, Inc., 16.00% (12.00% cash, 4.00% PIK), 12/29/13(d)	Metals	22,000,000		22,000,000	22,000,000	(e)
American Residential Services L.L.C., 15.00% (12.00% cash, 3.00% PIK), 9/28/13	HVAC/ Plumbing Services	20,000,000		20,000,000	20,000,000	(e)
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	40,026,667		40,026,667	39,876,567
Lucite International Luxembourg Finance S.àr.l., PIK Loan, 12.52% PIK (EURIBOR + 9.00%/Q), 7/14/14(f)	Chemicals	13,411,203	(f)	16,526,817	17,391,819
Mattress Giant Corporation, 13.00% (11.00% cash, 2.00% PIK), 8/1/12	Bedding—Retail	13,667,000		13,539,811	13,667,000
MediMedia USA, Inc., 11.38%, 11/15/14, acquired 11/1/06(c)	Information Services	8,000,000		8,081,672	8,380,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	14,000,000		14,000,000	14,000,000	(e)
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	7,000,000		7,000,000	7,017,500

Total Subordinated Debt/Corporate Notes				156,174,967	157,370,386

Senior Secured Loans—103.5%(g)
ALM Media, Inc., Second Lien, 11.11% (LIBOR + 5.75%), 3/7/11	Publishing	39,750,000		39,752,039	39,716,888
American Safety Razor Company, LLC, Second Lien, 11.72% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	10,125,000
Applied Tech Products Corp. et al., Tranche A, First Lien, 11.87% (LIBOR + 4.50% cash, 2.00% PIK), 10/24/10	Plastic Packaging	4,251,515		4,226,310	4,226,310	(e)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 16.37% (LIBOR + 9.00% cash, 2.00% PIK), 4/24/11	Plastic Packaging	1,951,515		1,935,706	1,935,706	(e)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 19.87% (LIBOR + 6.30% cash, 8.20% PIK), 10/24/11	Plastic Packaging	737,955		656,283	656,283	(e)
Bankruptcy Management Solutions, Inc., Second Lien, 11.60% (LIBOR + 6.25%), 7/31/13	Software	24,937,500		24,937,500	25,249,219

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Benchmark Medical Holdings Inc., First Lien, 9.14% (LIBOR + 3.75%), 12/27/12	Rehabilitation Centers	$1,980,000	$1,980,000	$1,920,600
Benchmark Medical Holdings, Inc., Second Lien, 12.87% (LIBOR + 7.50%), 6/27/13	Rehabilitation Centers	9,000,000	9,000,000	8,730,000
Cambridge International, Inc., Second Lien, 11.86% (LIBOR + 6.50%), 11/11/13	Metal Conveyor Belts	20,500,000	20,312,576	20,295,000
Cannondale Bicycle Corporation, Second Lien, 12.35% (LIBOR + 7.00%), 6/5/10	Bicycles/ Apparel	10,000,000	10,000,000	10,000,000	(e)
Champion Energy Corporation et al., First Lien, 10.36% (LIBOR + 5.00%), 6/29/11	Heating and Oil Services	15,000,000	15,000,000	15,000,000	(e)
Champion Energy Corporation et al., Second Lien, 16.00% (12.00% cash, 4.00% PIK), 6/30/12	Heating and Oil Services	20,206,689	19,932,133	19,932,133	(e)
Data Transmission Network Corporation, Second Lien, 13.36% (LIBOR + 8.00%), 9/10/13	Information Services	4,000,000	4,000,000	4,000,000
Delta Air Lines, Inc., Term Loan B, First Lien, 10.12% (LIBOR + 4.75%), 3/16/08	Airlines	1,000,000	1,000,000	1,015,938
Deluxe Entertainment Services Group Inc., Second Lien, 13.61% (LIBOR + 8.25%), 7/28/11	Entertainment	16,000,000	16,000,000	16,440,000
DynaVox Systems LLC, Term Loan B, First Lien, 8.88% (LIBOR + 3.50%), 6/30/11	Augmentative Communication Products	3,491,250	3,467,793	3,491,250
DynaVox Systems LLC, Term Loan C, First Lien, 10.38% (LIBOR + 5.00%), 12/13/11	Augmentative Communication Products	1,750,000	1,738,195	1,750,000
Eight O’Clock Coffee Company et al., Second Lien, 11.88% (LIBOR + 6.50%), 7/31/13	Coffee Distributor	14,000,000	14,000,000	14,210,000
Electrical Components International Holdings Company, Second Lien, 11.88% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	20,100,000
Event Rentals, Inc., First Lien, 11.00% (Base Rate + 2.75%), 12/19/13	Party Rentals	15,000,000	14,850,704	15,000,000
Event Rentals, Inc., Acquisition Loan (Unfunded), First Lien, 0.75%, 12/19/09	Party Rentals	15,000,000	15,000,000	15,000,000
Facet Technologies, LLC, Second Lien, 12.37% (LIBOR + 7.00%), 1/26/12	Medical Devices	27,000,000	27,000,000	27,000,000	(e)
Fitness Together Franchise Corporation, First Lien, 11.62% (LIBOR + 6.25%), 7/14/12	Personal Fitness	13,900,000	13,834,539	13,834,539	(e)
Gleason Corporation, Second Lien, 10.88% (LIBOR + 5.50%), 12/30/13	Gear Production Machinery	16,000,000	16,000,000	16,090,000
Haggar Clothing Co., Second Lien, 12.40% (LIBOR + 7.00%), 11/1/11	Apparel	2,500,000	2,479,861	2,500,000

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 9.12% (LIBOR + 3.75%), 2/27/12	Automobile Repair	$3,719,780	$3,716,355	$3,719,780
Heartland Automotive Services II Inc. et al., Acquisition Loan (Funded), First Lien, 9.38%, (LIBOR + 4.00%), 2/27/12	Automobile Repair	1,740,000	1,740,000	1,740,000
Heartland Automotive Services II Inc. et al., Acquisition Loan (Unfunded), First Lien, 0.75%, 2/27/08	Automobile Repair	1,260,000	1,260,000	1,260,000
HIT Entertainment, Inc., Second Lien, 10.86% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	1,009,688
International Radiology Group, L.L.C. et al., First Lien, 8.60% (LIBOR + 3.25%), 6/30/11	Healthcare Management Services	4,920,455	4,876,235	4,920,455
International Radiology Group, L.L.C. et al., Second Lien, 12.35% (LIBOR + 7.00%), 6/30/12	Healthcare Management Services	10,000,000	9,908,440	10,000,000
Isola USA Corp., First Lien, 10.12% (LIBOR + 4.75%), 12/18/12	Electronics	10,000,000	9,850,206	9,800,100
Isola USA Corp., Second Lien, 13.12% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	25,000,000
Kaz, Inc. et al., M&E Loan, First Lien, 9.85% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(e)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	40,000,000	40,000,000	40,000,000	(e)
MacAndrews Deluxe Holdings LLC, First Lien, 13.00%, 7/28/11	Entertainment	14,000,000	14,000,000	14,052,500
MCCI Group Holdings, LLC, Second Lien, 14.25% (Base Rate + 6.00%), 6/21/13	Healthcare Services	29,000,000	28,927,836	29,000,000
Oriental Trading Company, Inc., Second Lien, 11.47% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	3,000,000
Precision Parts International Services Corp. et al., First Lien, 9.24% (LIBOR + 3.75%), 9/30/11	Automotive Parts	4,915,181	4,915,181	4,915,181
Premier Yachts, Inc. et al., Term A, First Lien 9.10% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	7,761,904	7,725,431	7,723,094
Premier Yachts, Inc. et al., Term B, First Lien, 12.35% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,750,000	1,741,702	1,741,250
Prism Business Media Holdings, Inc., Second Lien, 11.38% (LIBOR + 6.00%), 9/30/13	Information Services	11,000,000	10,990,588	10,990,837
Professional Paint, Inc., Second Lien, 11.13% (LIBOR + 5.75%), 5/31/13	Paint and Coatings	16,000,000	16,000,000	16,120,000
QTC Acquisition Inc., Second Lien, 11.85% (LIBOR + 6.50%), 5/10/13	Disability Evaluations	23,000,000	22,940,221	23,057,500

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Robertson Aviation, L.L.C., First Lien, 8.92% (LIBOR + 3.50%), 4/19/13	Aviation Fuel Systems	$4,603,817	$4,593,121	$4,626,836
Stolle Machinery Company, LLC, Second Lien, 11.36% (LIBOR + 6.00%), 9/29/13	Canning Machinery	8,500,000	8,500,000	8,585,000
Sunrise Medical LTC LLC et al., Second Lien, 11.87% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,436,000
Total Safety U.S. Inc., Second Lien, 11.85% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	9,045,000
United Subcontractors, Inc., Second Lien, 12.86% (LIBOR + 7.25%), 6/27/13	Building and Construction	10,000,000	10,000,000	9,500,000
Wastequip, Inc., Second Lien, 10.85% (LIBOR + 5.50%), 7/15/12	Waste Management Equipment	500,000	500,000	502,500
Wembley, Inc., Second Lien, 9.70% (LIBOR + 4.25%), 8/23/12	Gaming	1,000,000	1,000,000	1,012,500
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 11.36% (LIBOR + 6.00%), 3/30/11	Restaurants	7,350,000	7,350,000	7,114,000	(e)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 14.36% (LIBOR + 9.00%), 3/30/11	Restaurants	8,000,000	8,000,000	7,678,000	(e)

Total Senior Secured Loans			581,038,955	581,769,087

Preferred Stock—2.1%
Facet Holdings Corp., Class A, 12.00% PIK	Medical Devices	900	900,000	900,000	(e)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(e)
Tygem Holdings, Inc., 8.00%(d)	Metals	10,789,367	10,826,867	10,826,867	(e)

Total Preferred Stock			11,914,367	11,914,367

Common Stock—1.0%(h)
Facet Holdings Corp.	Medical Devices	10,000	100,000	100,000	(e)
Fitness Together Holdings, Inc.	Personal Fitness	62,500	62,500	62,500	(e)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	2,050,000	(e)
Tygem Holdings, Inc.(d)	Metals	3,596,456	3,608,956	3,608,956	(e)

Total Common Stock			5,821,456	5,821,456

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Limited Partnership Interest—0.1%(h)
ARS Co-Investors, L.P.(i)	HVAC/Plumbing Services	—	$324,216	$324,216	(e)

Equity Warrants—0.2%(h)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(e)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(e)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	50,900	(e)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(e)
Champion Energy Corporation, expire 6/29/16	Heating and Oil Services	15,900	300,000	300,000	(e)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	56,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	512,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	64,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	24,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	9,000	(e)

Total Equity Warrants			1,055,112	1,015,900

TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			756,329,073	758,215,412
UNEARNED INCOME—(0.7)%			(4,047,388)	(4,047,388)

TOTAL INVESTMENTS—134.2%			$752,281,685	754,168,024

OTHER ASSETS & LIABILITIES (NET)—(34.2)%				(192,368,102)

NET ASSETS—100.0%				$561,799,922

(a)	Unaudited.

(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership interest and equity warrants.

(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 5.4% of net assets at December 31, 2006.

(d)	These securities are considered “controlled” investments under the Investment Company Act of 1940. The aggregate fair value of these investments (net of unearned income) is $35,437,060, or 6.3% of net assets, at December 31, 2006.

(e)	Fair value of this investment determined by or under the direction of our Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $221,405,554, or 39.4% of net assets, at December 31, 2006.

(f)	Non-U.S. company. Principal amount is denominated in Euro (€).

(g)

Approximately 83% of the senior secured loans to our portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Offered Rate (EURIBOR), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of December 31, 2006 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(h)	Non-income producing securities.

(i)	The Company is the sole limited partner in ARS Co-Investors, L.P., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2005

Portfolio Company(a)	Industry(b)	Principal Amount or Number of Shares/Units	Cost(c)	Fair Value
SHORT-TERM INVESTMENTS—20.1%
Asset-Backed Security—2.8%
RACERS Trust, Series 2005-17-O, 4.39% (LIBOR + 0.02%/Q), 8/21/06, acquired 8/29/05(d)	Asset-Backed Security	$15,000,000	$15,000,000	$15,006,300

Certificates of Deposit—5.7%
DEFPA BANK plc, New York, 4.53%, 10/16/06	Banking	15,000,000	15,000,000	14,961,713
Washington Mutual Bank N.A., 4.46%, 3/28/06	Banking	15,000,000	15,000,000	14,999,820

Total Certificates of Deposit		$30,000,000	30,000,000	29,961,533

Commercial Paper—11.6%
Barclays US Funding Corp., 4.24%, 2/3/06	Banking	$26,000,000	25,900,019	25,900,019
BNP Paribas (Canada), 3.83%, 1/24/06	Banking	1,500,000	1,496,397	1,496,397
Credit Suisse First Boston USA, Inc., 3.83%, 1/27/06	Securities Broker and Dealer	8,000,000	7,978,626	7,978,626
Morgan Stanley & Co. Incorporated, 4.08%, 8/4/06	Securities Broker and Dealer	26,000,000	26,000,000	26,003,120

Total Commercial Paper		61,500,000	61,375,042	61,378,162

TOTAL SHORT-TERM INVESTMENTS		$106,500,000	106,375,042	106,345,995

LONG-TERM INVESTMENTS—27.3%
Subordinated Debt / Corporate Notes—1.3%
First Mercury Holdings, Inc., 12.33% (LIBOR + 8.00%/Q), 8/15/12, acquired 8/12/05(d)	Insurance	$1,800,000	1,782,965	1,831,500
InSight Health Services Corp., 9.17% (LIBOR + 5.25%/Q), 11/1/11, acquired 9/16/05(d)	Diagnostic Imaging	2,500,000	2,488,066	2,375,000
Select Medical Holdings Corporation, 9.93% (LIBOR + 5.75%/S), 9/15/15, acquired 9/15/05(d)	Specialty Hospitals	2,500,000	2,500,000	2,512,500

Total Subordinated Debt/Corporate Notes		$6,800,000	6,771,031	6,719,000

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2005

Portfolio Company(a)	Industry(b)	Principal Amount or Number of Shares/Units	Cost(c)	Fair Value

Senior Secured Loans—24.8%(e)
Applied Tech Products Corp. et al., Tranche A, First Lien, 8.91% (LIBOR + 4.50%), 10/24/10	Plastic Packaging	$4,251,515	$4,219,701	$4,219,629	(f)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 13.41% (LIBOR + 9.00%), 4/24/11	Plastic Packaging	1,951,515	1,932,040	1,932,000	(f)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 16.91% (LIBOR + 6.30% cash, 6.20% PIK), 10/24/11	Plastic Packaging	696,970	598,331	598,145	(f)
Benchmark Medical Holdings Inc., First Lien, 9.00% (Base Rate + 1.75%), 12/27/12	Rehabilitation Centers	2,000,000	2,000,000	2,015,000
Benchmark Medical Holdings Inc., Second Lien, 13.00% (Base Rate + 5.75%), 6/27/13	Rehabilitation Centers	9,000,000	9,000,000	9,000,000
Bushnell Performance Optics, First Lien, 7.53% (LIBOR + 3.00%), 8/19/11	Leisure Products	1,000,000	1,000,000	1,012,469
Cannondale Bicycle Corporation, Second Lien, 11.53% (LIBOR + 7.00%), 6/5/10	Bicycles/ Apparel	10,000,000	10,000,000	10,000,000	(f)
Champion Energy Corporation et al., First Lien, 13.38% (LIBOR + 9.00%), 6/30/09	Heating and Oil Services	18,000,000	18,000,000	18,000,000	(f)
Clean Earth Inc., Tranche B, First Lien, 7.39% (LIBOR + 3.00%), 10/17/11	Environmental Services	1,500,000	1,500,000	1,515,000
Delta Air Lines, Inc., Term Loan B, First Lien, 11.01% (LIBOR + 6.50%), 3/16/08	Airlines	1,000,000	1,000,000	1,036,750
Eight O’Clock Coffee Company, First Lien, 7.44% (LIBOR + 3.00%), 11/14/11	Coffee Distributor	3,000,000	3,000,000	3,022,500
Eight O’Clock Coffee Company, Second Lien, 11.44% (LIBOR + 7.00%), 11/14/12	Coffee Distributor	12,000,000	12,000,000	12,000,000
Event Rentals, Inc., First Lien, 9.94% (LIBOR + 5.25%), 11/17/11	Party Rentals	14,454,545	14,454,545	14,454,545	(f)
Event Rentals, Inc., Acquisition Loan (Funded), First Lien, 9.92% (LIBOR + 5.25%), 11/17/11	Party Rentals	9,847,159	9,847,159	9,847,159	(f)
Event Rentals, Inc., Acquisition Loan (Unfunded), First Lien, 0.50%, 11/18/07	Party Rentals	2,198,295	2,198,295	2,198,295	(f)
Haggar Clothing Co., Second Lien, 11.51% (LIBOR + 7.00%), 11/1/11	Apparel	2,500,000	2,500,000	2,500,000
The Hertz Corporation, Tranche B, First Lien, 8.50% (Base Rate + 1.25%), 12/21/12	Automobile and Equipment Rental	2,000,000	2,000,000	2,022,500

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2005

Portfolio Company(a)	Industry(b)	Principal Amount or Number of Shares/Units	Cost(c)	Fair Value
HIT Entertainment, Inc., Second Lien, 9.71% (LIBOR + 5.50%), 2/26/13	Entertainment	$1,000,000	$1,000,000	$990,000
Houghton International Inc., First Lien, 9.25% (Base Rate + 2.00%), 12/15/11	Specialty Chemicals	5,000,000	5,000,000	5,043,750
MD Beauty, Inc., Second Lien, 11.25% (LIBOR + 7.00%), 2/18/13	Cosmetics	3,000,000	3,000,000	3,022,500
Metaldyne Corporation et al., First Lien, 8.58% (LIBOR + 4.50%), 12/31/09	Automotive Parts	998,741	988,476	1,001,237
NTELOS Inc., Second Lien, 9.39% (LIBOR + 5.00%), 2/24/12	Telecommunications	2,000,000	1,984,276	2,020,000
PBI Media, Inc., Second Lien, 10.24% (LIBOR + 6.00%), 9/30/13	Information Services	6,000,000	5,990,032	5,940,000
Precision Parts International Services Corp. et al., First Lien, 7.98% (LIBOR + 3.75%), 9/30/11	Automotive Parts	3,000,000	3,000,000	3,022,501
QTC Acquisition Inc., Second Lien, 10.84% (LIBOR + 6.50%), 5/10/13	Disability Evaluations	10,000,000	10,000,000	10,075,000
US Investigations Services, Inc., Tranche B, First Lien, 7.00% (LIBOR + 2.50%), 10/14/12	Investigative Services	1,995,000	1,995,000	1,999,988
U.S. Security Holdings, Inc., First Lien, 7.27% (LIBOR + 3.25%), 2/29/12	Security Services	983,400	983,400	990,776
Wastequip, Inc., Second Lien, 10.53% (LIBOR + 6.00%), 7/15/12	Waste Management Equipment	500,000	500,000	506,250
Wembley, Inc., Second Lien, 7.83% (LIBOR + 3.75%), 8/23/12	Gaming	1,000,000	1,000,000	1,006,250

Total Senior Secured Loans		$130,877,140	130,691,255	130,992,244

Closed-End Funds—1.4%
Eaton Vance Floating-Rate Income Trust	Closed-End Fund	175,000	2,988,408	2,952,250
Nuveen Floating Rate Income Fund	Closed-End Fund	94,400	1,159,147	1,188,496
PIMCO Floating Rate Strategy Fund	Closed-End Fund	170,000	2,997,026	3,036,200

Total Closed-End Funds			7,144,581	7,176,946

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2005

Portfolio Company(a)	Industry(b)	Principal Amount or Number of Shares/Units	Cost(c)	Fair Value

Equity Warrants—0.0%(g)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	$470	$—	$—	(f)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(f)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,114	90,114	(f)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(f)

Total Equity Warrants			90,114	90,114

TOTAL LONG-TERM INVESTMENTS INCLUDING UNEARNED INCOME			144,696,981	144,978,304
UNEARNED INCOME—(0.2)%			(887,949)	(887,949)

TOTAL LONG-TERM INVESTMENTS			143,809,032	144,090,355

TOTAL INVESTMENTS—47.4%			$250,184,074	250,436,350

OTHER ASSETS & LIABILITIES (NET)—52.6%				278,268,499

NET ASSETS—100.0%				$528,704,849

(a)	None of our portfolio companies are “controlled” or “affiliated” as defined in the Investment Company Act of 1940.

(b)	Unaudited.

(c)	Represents amortized cost for fixed income securities and unearned income, and cost for closed-end funds and equity warrants.

(d)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 4.1% of net assets at December 31, 2005.

(e)	Approximately 98% of the senior secured loans to our portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest rate reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of December 31, 2005 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(f)	Fair value of this investment determined by or under the direction of our Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $60,451,938, or 11.4% of net assets, at December 31, 2005.

(g)	Equity warrants are non-income producing securities.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements

1. Organization

BlackRock Kelso Capital Corporation (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement (the “Offering”) of 35,366,589 shares of its common stock, par value $.001 per share (the “Common Stock”), at a price of $15.00 per share. Net proceeds from the Offering of $529,333,799 reflect the payment of a placement fee of $507,407 and legal fees and other offering costs of $657,639.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

2. Significant accounting policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The significant accounting policies consistently followed by the Company are:

(a)	Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors. Because the Company expects that there will not be a readily available market value for many of the investments in its portfolio, the Company expects to value many of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to the Company’s investments for which market quotations are not readily available, the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Investment Advisor”), responsible for the portfolio investment;

(ii)	Preliminary valuation conclusions are then documented and discussed with senior management;

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

(iii)	To the extent determined by the audit committee of the Board of Directors, independent valuation firms engaged by the Board of Directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

(iv)	The audit committee of the Board of Directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

(v)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to the financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

The carrying value of the Company’s financial instruments approximate fair value. The carrying value of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturity. The carrying value of the Company’s credit facility payable approximates fair value because it bears interest at a variable rate, based on current market.

(b)	Cash equivalents include short-term investments in money market instruments with remaining maturities when purchased of three months or less.

(c)	Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase.

(d)	Gains or losses on the sale of investments are calculated using the specific identification method.

(e)	Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Interest income is not accrued if collection is deemed doubtful or the related investment is in default. For loans and debt securities with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the loan balance and which generally becomes due at maturity, PIK interest is not accrued if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned income. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis.

(f)	Organizational costs of the Company were expensed as incurred. Offering costs were charged against paid-in capital.

(g)	The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from federal income and excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of investment company taxable income, as defined by the Code. To avoid federal

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains).

In accordance with GAAP, book and tax basis differences relating to distributions to stockholders and other permanent book and tax differences are reclassified to capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(h)	Dividends and distributions to common stockholders are recorded on the ex-date. The amount to be paid out as a dividend is determined by the Board of Directors. Dividends declared by the Company since July 25, 2005 (inception of operations) were as follows:

Dividend amount per share outstanding	Record date	Pay date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash dividends.

(i)	The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

Details of open forward foreign currency contracts at December 31, 2006 were as follows.

Foreign Currency Sold	Settlement Date	Amount Sold	US$ Value at Settlement Date	US$ Value at December 31, 2006	Unrealized Depreciation
Euro	January 10, 2007	12,900,000 Sold	$16,572,631	$17,027,725	$455,094
Euro	January 10, 2007	500,000 Sold	$639,880	$659,990	$20,110

There were no open forward foreign currency contracts at December 31, 2005.

(j)	Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of each month; and

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

The Company isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of investments held at period end. Similarly, the Company isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio investments sold during the period.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(k)	Recently Issued Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board, or FASB, issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that the Company recognize in its financial statements the impact of a tax position, and if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening accumulated (distributions in excess of) net investment income. The Company is currently evaluating the impact of adopting FIN 48 on its financial statements. At this time, the impact to the Company’s financial statements has not been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements. At this time, the impact to the Company’s financial statements has not been determined.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in the current year financial statements. The SAB requires registrants to quantify misstatements using both a balance sheet and an income statement approach and evaluate whether either approach results in quantifying a misstatement that, when all relevant quantitative and qualitative factors are considered, is material. SAB 108 does not change the guidance in SAB 99, Materiality, when evaluating the materiality of misstatements. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material impact in the Company’s financial statements.

3. Agreements and related party transactions

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Investment Advisor, under which the Investment Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Advisor receives a base management fee (the “Management Fee”) from the Company at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage. For services rendered under the Management Agreement during the period commencing from July 25, 2005, the closing of the Offering (the “Closing”), through July 25, 2006, the Management Fee was payable monthly in arrears. For services rendered under the Management Agreement after that time, the Management Fee is paid quarterly in arrears.

The Investment Advisor has contractually agreed to waive its rights to receive one-half of the amount of the Management Fee the Investment Advisor would otherwise be entitled to receive from the Company until the first

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

date on which 90% of the assets of the Company are invested in portfolio companies in accordance with the Company’s investment objective, excluding investments in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment, or the first anniversary of the Closing, whichever is sooner (the “Ramp-Up Date”). The Ramp-Up Date occurred on July 25, 2006. Thereafter, the Investment Advisor has agreed to waive, until such time as the Company has completed an initial public offering of its Common Stock and listed its Common Stock on a national securities exchange or market (collectively, the “Public Market Event”), one-quarter of the amount of the Management Fee the Investment Advisor would otherwise be entitled to receive from the Company. In addition, the Investment Advisor has agreed to (a) waive Management Fees for any calendar year in excess of approximately $11.9 million until the earlier of (i) such time as the Company has completed the Public Market Event or (ii) the fourth anniversary of the Company’s inception of operations and (b) waive Management Fees in excess of approximately $5.6 million during the fifth year of the Company’s operations unless the Company has completed the Public Market Event.

For the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Investment Advisor earned $6,780,053 and $2,334,922, respectively, in base management fees, net of the waiver provision, from the Company.

The Management Agreement provides that the Investment Advisor or its affiliates may be entitled to an incentive management fee (the “Carried Interest”) under certain circumstances. The determination of the Carried Interest, as described in more detail below, will result in the Investment Advisor or its affiliates receiving no Carried Interest payments if returns to Company stockholders, as described in more detail below, do not meet an 8.0% annualized rate of return and will result in the Investment Advisor or its affiliates receiving less than the full amount of the Carried Interest percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return. The determination of the Carried Interest is subject to any applicable limitations under the 1940 Act and the Investment Advisers Act of 1940.

Commencing on the Ramp-Up Date, the Company will pay to the Investment Advisor or its affiliates at the same time as, and not in advance of, any distributions in respect of the Company’s Common Stock, (i) 50% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Stock of the Company exceed an 8% annualized rate of return on net asset value until the Investment Advisor or its affiliates have received from the Company an amount equal to 20% of the sum of the cumulative amounts distributed pursuant to this paragraph and the cumulative amounts of net income (including realized capital gains in excess of realized capital losses) in excess of net unrealized capital depreciation distributed to the holders of the Company’s Common Stock, and (ii) thereafter an amount equal to 20% of the sum of the amount distributed pursuant to this paragraph and the cumulative amounts of net income (including realized capital gains in excess of realized capital losses) in excess of net unrealized capital depreciation distributed to the holders of the Company’s Common Stock. After the Public Market Event, if any, the amounts above will be measured and paid quarterly on a rolling four-quarter basis and will take into account any decrease in net unrealized depreciation during the measurement period to the extent such decrease did not exceed the net amount of capital depreciation at the beginning of such period and does not exceed the excess of cumulative realized capital gains over cumulative realized capital losses.

For the period from July 25, 2006 through December 31, 2006, the Investment Advisor earned $4,443,298 in incentive management fees, or Carried Interest, from the Company. No incentive management fees were earned prior to July 25, 2006.

The Management Agreement provides that the Company will reimburse the Investment Advisor for costs and expenses incurred by the Investment Advisor for office space rental, office equipment and utilities allocable

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

to the performance by the Investment Advisor of its duties under the Management Agreement, as well as any costs and expenses incurred by the Investment Advisor relating to any non-investment advisory, administrative or operating services provided by the Investment Advisor to the Company. For the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company incurred $469,287 and $138,405, respectively, for costs and expenses reimbursable to the Investment Advisor under the Management Agreement.

No person who is an officer, director or employee of the Investment Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Investment Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Company has also entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. The PNC Financial Services Group, Inc. (“PNC”) is a significant stockholder of the ultimate parent of the Administrator. For the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company incurred $588,741 and $435,483, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

From time to time, the Investment Advisor or the Administrator may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Investment Advisor or the Administrator, as the case may be, for such amounts paid on its behalf. Reimbursements to the Investment Advisor for the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, were $1,053,392 and $0, respectively. Reimbursements to the Administrator for the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, were $33,829 and $198,875, respectively.

PFPC Inc. (“PFPC”), a subsidiary of PNC, provides administrative and accounting services to the Company pursuant to a Sub-Administration and Accounting Services Agreement. PFPC Trust Company, another subsidiary of PNC, provides custodian services to the Company pursuant to a Custodian Services Agreement. Also, PFPC provides transfer agency and compliance support services to the Company pursuant to a Transfer Agency Agreement and a Compliance Support Services Agreement, respectively. For the services provided to the Company by PFPC and its affiliates, PFPC is entitled to an annual fee of 0.02% of the Company’s average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. PFPC Trust Company may charge the Company additional fees for cash overdraft balances or for sweeping excess cash balances.

For the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company accrued $216,365 and $83,919, respectively, for administrative, accounting, custodian and transfer agency services fees payable to PFPC and its affiliates under the related agreements.

On July 25, 2005, in connection with the closing of the Offering, the Company issued approximately 33,333,333 shares of its common stock to BlackRock Kelso Capital Holding LLC, an entity for which the Investment Advisor serves as manager, in exchange for total consideration of $500,000,000 ($15.00 per share), consisting of $80,282,060 in cash and a portfolio of short-term investments and cash equivalents valued at $419,717,940. The transaction was effected in accordance with the Company’s valuation procedures governing securities transactions with affiliates and was ratified by the Board of Directors.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

On March 8, 2006, our Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of our common stock to certain existing and future employees of the Investment Advisor at a price per share equal to the greater of $15.00 or our most recently determined net asset value per share at the time of sale. Pursuant to this authorization, on April 1, 2006 we issued and sold to certain employees of the Investment Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, on February 1 and March 1, 2007, the Company issued and sold to certain employees of the Advisor in private placements a total of approximately 90,200 shares of common stock for aggregate proceeds of $1,353,000.

On August 10, 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of an unlimited number of shares of the Company’s common stock to the Investment Advisor at a price per share equal to the Company’s most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, on January 2, 2007, the Company issued and sold to the Advisor in a private placement 52,956 shares of common stock for aggregate proceeds of $790,665. Also pursuant to this authorization, on February 26, 2007, the Company issued and sold to the Advisor in a private placement approximately 133,333 shares of common stock for aggregate proceeds of $2,000,000.

At December 31, 2006, the Investment Advisor beneficially owned indirectly approximately 775,000 shares of the Company’s Common Stock, representing approximately 2.1% of the total shares outstanding. At December 31, 2006, other entities affiliated with the Administrator and PFPC beneficially owned indirectly approximately 2,475,000 shares of the Company’s Common Stock, representing approximately 6.6% of the total shares outstanding. These percentages of shares outstanding did not change appreciably from December 31, 2005. At December 31, 2006 and 2005, an entity affiliated with the Administrator and PFPC owned 36.5% of the members’ interests of the Investment Advisor.

On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that they had completed the plan entered into February 15, 2006 to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), and BlackRock to create a new independent asset management company with over $1 trillion in assets under management. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. As a result of the transaction, Merrill Lynch owns approximately 49% of the combined company (with a 45% voting interest therein). PNC retained approximately a 34% ownership of the combined company, and the remainder is held by employees and public stockholders. Prior to September 29, 2006, BlackRock was majority owned by PNC.

The Company earned $335,362 in interest income on investments in money market securities issued by MLIM or its former affiliates for the year ended December 31, 2006 and $337,180 for the period July 25, 2005 (inception of operations) through December 31, 2005. The Company held $26,750,000 in money market securities issued by MLIM or its former affiliates at December 31, 2005, representing approximately 5.1% of the Company’s net assets. No MLIM-affiliated investments were held by the Company at December 31, 2006. From time to time, former affiliates of MLIM may serve as broker/dealer or agent for the Company or for portfolio companies in which the Company invests. For the period July 25, 2005 (inception of operations) through December 31, 2006, the Company did not make any payments to former MLIM affiliates for such services.

4. Organizational expenses and offering costs

A portion of the proceeds of the Offering was used to pay organizational expenses and offering costs of $57,056 and $1,165,046, respectively, during the period from July 25, 2005 (inception of operations) through December 31, 2005. Organizational expenses were charged to expense as incurred. Offering costs have been charged against paid-in capital in excess of par.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

5. Earnings per share

The following information sets forth the computation of basic and diluted net increase in net assets per share (earnings per share) resulting from operations for the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005.

	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Numerator for basic and diluted net increase in net assets per share:	$41,554,656	$6,444,368
Denominator for basic and diluted weighted average shares:	36,632,218	35,366,589
Basic/diluted net increase in net assets per share resulting from operations:	$1.13	$0.18

*	Inception of operations.

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for the period because there were no common stock equivalents outstanding during the above periods.

6. Purchases and sales/repayments of investments

Excluding short-term investments, the Company’s purchases of investments for the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005 totaled $745,727,828 and $144,808,218, respectively. Sales/repayments of long-term investments for the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005 were $138,404,643 and $1,021,610, respectively.

7. Credit agreement and borrowings

On December 6, 2006, the Company entered into a Senior Secured Revolving Credit Agreement (the “Credit Agreement”) among the Company, the lenders party thereto and Citibank, N.A. (“Citibank”), as administrative agent for the lenders. Under the Credit Agreement, the lenders have agreed to extend credit to the Company in an aggregate principal amount not to exceed $225 million at any one time outstanding. The Credit Agreement is a four-year revolving facility (with a stated maturity date of December 6, 2010) and is secured by substantially all of the assets in the Company’s portfolio. Subject to certain exceptions, the interest rate payable under the Credit Agreement is 87.5 basis points over LIBOR. The Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders’ equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. In addition to the asset coverage ratio described above, borrowings under the Credit Agreement (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that will apply different advance rates to different types of assets in the Company’s portfolio. The Credit Agreement also includes an “accordion” feature that allows the Company to increase the size of the credit facility to a maximum of $500 million under certain circumstances. The Credit Agreement is used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

At December 31, 2006, the Company had $164,000,000 (at value) drawn on the revolving credit facility. The weighted average annual interest cost for the year ended December 31, 2006 was 7.39%, exclusive of 0.175% in commitment fees and of other prepaid expenses related to establishing the credit facility. At December 31, 2006, the Company had outstanding a conversion notice pursuant to which $50,000,000 of the amount drawn on the credit facility will be converted from a prime rate borrowing to a LIBOR borrowing effective as of January 2, 2007.

The average debt outstanding on the credit facility was $81,157,895 for the period that borrowings were outstanding from December 11, 2006 through December 31, 2006. The maximum amount borrowed during this period was $204,000,000. The remaining amount available under the facility was $61,000,000 at December 31, 2006.

At December 31, 2006, the Company was in compliance with all financial and operational covenants required by the Credit Agreement.

On February 8, 2007, the Company increased commitments under the Credit Facility to $400 million by adding new lenders. Additionally, the Company increased the ability to seek additional commitments under the Credit Facility to an aggregate amount not to exceed $1 billion.

8. Commitments and contingencies

At December 31, 2005, the Company had a $10 million commitment outstanding to fund a senior secured loan. There were no such commitments outstanding at December 31, 2006.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

9. Financial highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding during the year ended December 31, 2006 and during the period July 25, 2005 (inception of operations) through December 31, 2005.

	Year ended December 31, 2006	July 25, 2005* through December 31, 2005
Per Share Data:
Net asset value, beginning of period	$14.95	$—

Gross proceeds from Offering	—	15.00
Offering costs	—	(0.03)

Net proceeds from Offering	—	14.97

Net investment income	1.09	0.17
Net realized and unrealized gain	0.04	0.01

Total from investment operations	1.13	0.18

Less dividend distributions to stockholders from:
Net investment income	(1.14)	(0.20)
Net realized gains	(0.01)	—

Total dividend distributions	(1.15)	(0.20)

Net decrease in net assets	(0.02)	(0.02)

Net asset value, end of period	$14.93	$14.95

Total return(1)(2)	7.76%	1.00%
Ratios / Supplemental Data:
Ratio of expenses to average net assets
Before management fee waiver	3.31%	2.64% (3)
After management fee waiver	2.53%	1.63% (3)
Ratio of net investment income to average net assets	7.21%	2.67% (3)
Net assets, end of period	$561,799,922	$528,704,849
Portfolio turnover(2)	36%	2%

(1)	Total return is based on the change in net asset value per share during the period and takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.

(2)	Not annualized.

(3)	Annualized.

*	Inception of operations.

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

10. Affiliate investments

During the year ended December 31, 2006, the Company made investments in securities issued by companies considered to be “controlled” as defined by the Investment Company Act of 1940. No such investments were made during the fiscal period ended December 31, 2005.

Portfolio company	Investment	Par/shares	Percentage of equity held	Affiliated income earned during the year ended December 31, 2006		Fair value at December 31, 2006
Controlled investments—Majority owned:
Tygem Holdings, Inc.	Preferred Stock	10,789,367	70.2%	$—		$10,826,867
Tygem Holdings, Inc.(1)	Common Stock	3,596,456	70.2%	—		3,608,956
Al Solutions, Inc.(2)	Subordinated Debt	22,000,000	70.2%	20,729		22,000,000
	16.00%, 12/29/13
Less: Unearned Income Relating to Al Solutions, Inc. Subordinated Debt						(998,763)

Affiliate Investment Totals				$20,729	(3)	$35,437,060

(1)	Non-income producing security.

(2)	Tygem Holdings, Inc. owns all of the common stock of Al Solutions, Inc.

(3)	Amount is included in interest income of the accompanying Statement of Operations.

11. Federal tax information

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2006, attributable to transactions involving foreign securities and other differences between financial reporting and tax accounting, were reclassified for tax purposes as follows:

Increase accumulated net realized gain	$297,010
Decrease distributions in excess of net investment income	$(297,010)

The following reconciles net increase in net assets resulting from operations to taxable income for the year ended December 31, 2006:

Net increase in net assets resulting from operations	$41,554,656
Net unrealized appreciation not taxable	(1,183,036)
Post-October 31, 2006 foreign currency losses	524,730
Section 1256 foreign currency contracts mark-to-market	(475,204)
Origination, structuring, closing, commitment and other upfront fees currently taxable, deferred for book purposes	3,011,353
Expenses currently deductible	(4,117)

Taxable income before deductions for distributions	$43,428,382

BlackRock Kelso Capital Corporation

Notes to Financial Statements—(Continued)

At December 31, 2006, the cost of investments for tax purposes was $755,915,502, resulting in net unrealized appreciation of $2,299,910, which was comprised of gross unrealized appreciation and depreciation of $4,173,835 and $1,873,925, respectively. At December 31, 2005, the cost of investments for tax purposes was $251,072,023, resulting in net unrealized appreciation of $252,276, which was comprised of gross unrealized appreciation and depreciation of $514,853 and $262,577, respectively.

At December 31, 2006, the components of accumulated losses on a tax basis and reconciliation to accumulated losses on a book basis were as follows:

Undistributed ordinary income—net	$1,000,495
Undistributed net realized gains	104,929
Unrealized gains—net	1,423,274
Section 1256 foreign currency contracts mark-to-market	475,204
Origination, structuring, closing, commitment and other upfront fees currently taxable, deferred for book purposes	(3,899,302)
Post-October foreign currency losses	(524,730)
Expenses not currently deductible	(51,350)

Total accumulated losses—net, book basis	$(1,471,480)

The difference between book-basis unrealized gains and tax-basis unrealized losses is attributable to the book deferral of origination, structuring, closing, commitment and other upfront fees. Expenses not currently deductible are a book/tax temporary difference attributable to certain organizational expenses.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. The estimated tax character of distributions paid or declared during the year ended December 31, 2006 and during the period from July 25, 2005 (inception of operations) through December 31, 2005 was as follows:

Fiscal year/ period ended	Ordinary income	Amount per share*	Long-term capital gain	Amount per share*	Total distributions	Total amount per share*
December 31, 2006	$42,382,231	$1.15	$14,957	$0.00	$42,397,188	$1.15
December 31, 2005	$7,073,318	$0.20	—	—	$7,073,318	$0.20

*	Rounded to the nearest $0.01.

BlackRock Kelso Capital Corporation

Statements of Assets and Liabilities

	March 31, 2007 (Unaudited)	December 31, 2006
Assets:
Investments at fair value:
Non-affiliate investments (amortized cost of $879,388,660 and $716,844,625)	$884,394,607	$718,730,964
Control investments (amortized cost of $35,472,194 and $35,437,060)	35,463,238	35,437,060
Affiliate investments (amortized cost of $35,050,000)	35,116,660	—

Total investments at fair value	954,974,505	754,168,024
Cash and cash equivalents	5,330,578	3,036,413
Receivable for investments sold	287,500	—
Foreign currency, at value (cost of $121,505 and $119,714)	128,800	126,375
Interest receivable	13,011,041	7,759,464
Dividends receivable	303,747	43,270
Prepaid expenses and other assets	1,007,406	1,125,838

Total Assets	$975,043,577	$766,259,384

Liabilities:
Payable for investments purchased	$64,634,548	$16,260,000
Unrealized depreciation on forward foreign currency contracts	446,800	475,204
Credit facility payable	300,000,000	164,000,000
Dividend distributions payable	52,589	15,803,510
Base management fees payable	2,769,806	2,157,082
Incentive management fees payable	4,326,534	4,443,298
Accrued administrative services expenses	574,937	366,354
Interest payable on credit facility	2,677,869	152,793
Other accrued expenses and payables	888,880	801,221

Total Liabilities	376,371,963	204,459,462

Net Assets:
Common stock, par value $.001 per share, 100,000,000 and 40,000,000 common shares authorized, 40,034,983 and 37,627,405 issued and outstanding	40,035	37,627
Paid-in capital in excess of par	599,431,542	563,233,775
Distributions in excess of net investment income	(5,734,939)	(3,392,549)
Accumulated net realized gain	304,920	497,795
Net unrealized appreciation	4,630,056	1,423,274

Total Net Assets	598,671,614	561,799,922

Total Liabilities and Net Assets	$975,043,577	$766,259,384

Net Asset Value Per Share	$14.95	$14.93

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Operations (Unaudited)

	Three months ended March 31, 2007	Three months ended March 31, 2006*
Investment Income:
Interest income	$24,778,258	$8,479,492
Dividend income	260,477	151,918
Other income	13,495	102,000

Total investment income	25,052,230	8,733,410

Expenses:
Base management fees	3,693,075	2,664,878
Incentive management fees	3,692,649	—
Administrative services	218,703	288,345
Professional fees	146,591	213,917
Director fees	63,505	70,188
Investment advisor expenses	196,093	77,957
Insurance	40,931	36,539
Interest and credit facility fees	3,714,805	—
Amortization of debt issuance costs	62,705	—
Other	132,069	34,036

Expenses before management fee waiver	11,961,126	3,385,860
Base management fee waiver	(923,269)	(1,332,439)

Net expenses	11,037,857	2,053,421

Net Investment Income	14,014,373	6,679,989

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	22,027	(405,166)
Foreign currency	(214,902)	—

Net realized gain (loss)	(192,875)	(405,166)

Net change in unrealized appreciation:
Investments	3,177,312	834,193
Foreign currency translations	29,470	—
Cash equivalents	—	12,040

Net change in unrealized appreciation	3,206,782	846,233

Net realized and unrealized gain	3,013,907	441,067

Net Increase in Net Assets Resulting from Operations	$17,028,280	$7,121,056

Earnings Per Share	$0.44	$0.20

Basic and Diluted Weighted-Average Shares Outstanding	38,501,302	35,685,496

*	Certain amounts have been reclassified to conform to the current period’s presentation.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Changes in Net Assets (Unaudited)

	Three months ended March 31, 2007	Three months ended March 31, 2006
Net Increase in Net Assets Resulting from Operations:
Net investment income	$14,014,373	$6,679,989
Net change in unrealized appreciation	3,206,782	846,233
Net realized loss	(192,875)	(405,166)

Net increase in net assets resulting from operations	17,028,280	7,121,056

Dividend Distributions to Stockholders from:
Net investment income	(16,356,763)	(7,167,498)

Capital Share Transactions:
Proceeds from shares sold	4,145,067	—
Reinvestment of dividends	32,055,108	13,761,920

Net increase in net assets resulting from capital share transactions	36,200,175	13,761,920

Total Increase in Net Assets	36,871,692	13,715,478
Net assets at beginning of period	561,799,922	528,704,849

Net assets at end of period	$598,671,614	$542,420,327

Capital Share Activity:
Shares issued from subscriptions	273,904	—
Shares issued from reinvestment of dividends	2,133,674	918,484

Total increase in shares	2,407,578	918,484

Distributions in Excess:
Distributions in excess of net investment income	$(5,734,939)	$(1,357,835)

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Statements of Cash Flows (Unaudited)

	Three months ended March 31, 2007	Three months ended March 31, 2006
Operating Activities:
Net increase in net assets resulting from operations	$17,028,280	$7,121,056
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from dispositions of short-term investments—net	—	25,990,928
Purchases of long-term investments	(213,879,179)	(72,653,669)
Purchases of foreign currency—net	(226,377)	—
Proceeds from sales/repayments of long-term investments	16,541,581	6,256,303
Net change in unrealized appreciation on investments	(3,177,312)	(834,193)
Net change in unrealized depreciation on foreign currency translations	(29,470)	—
Net realized (gain) loss on investments	(22,027)	405,166
Net realized loss on foreign currency	214,902	—
Amortization of premium/discount—net	(269,543)	(377,301)
Amortization of debt issuance costs	62,705	—
(Increase) decrease in receivable for investments sold	(287,500)	996,250
Increase in interest receivable	(5,251,577)	(693,564)
Increase in dividends receivable	(260,477)	(30,658)
Decrease in prepaid expenses and other assets	118,432	112,300
Increase in payable for investments purchased	48,374,548	992,499
Decrease in legal fees (offering costs) payable	—	(2,627)
Increase in base management fees payable	612,724	5,423
Decrease in incentive management fees payable	(116,764)	—
Increase in accrued administrative services expenses payable	208,583	273,225
Increase in interest payable on credit facility	2,525,076	—
Increase (decrease) in other accrued expenses and payables	87,659	(96,279)

Net cash used in operating activities	(137,745,737)	(32,535,141)

Financing Activities:
Net proceeds from issuance of common stock	4,145,067	—
Dividend distributions paid	(32,160,273)	(14,238,536)
Dividend distributions reinvested	32,055,108	13,761,920
Borrowings under credit facility	428,000,000	—
Repayments under credit facility	(292,000,000)	—

Net cash provided by financing activities	140,039,902	(476,616)

Net increase (decrease) in cash and cash equivalents	2,294,165	(33,011,757)
Cash and cash equivalents, beginning of period	3,036,413	288,972,347

Cash and cash equivalents, end of period	$5,330,578	$255,960,590

Supplemental disclosure of cash flow information:
Cash interest paid during period	$1,194,086	$—

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)

March 31, 2007

Portfolio Company	Industry	Principal Amount or Number of Shares/Units		Cost(a)	Fair Value
Subordinated Debt/Corporate Notes—44.5%
A & A Manufacturing Co., Inc., 14.00% (12.00% cash, 2.00% PIK), 4/2/14	Protective Enclosures	$18,500,000		$18,500,000	$18,500,000	(b)
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired 10/20/06(c)	Glass Yarns/ Fibers	15,000,000		15,000,000	15,600,000
Al Solutions, Inc., 16.00% (12.00% cash, 4.00% PIK), 12/29/13(d)	Metals	22,000,000		22,000,000	22,000,000	(b)
American Residential Services L.L.C., 15.00% (12.00% cash, 3.00% PIK), 9/28/13	HVAC/ Plumbing Services	20,155,000		20,155,000	20,155,000	(b)
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	41,240,809		41,240,809	41,189,258
Big Dumpster Acquisition, Inc., 13.50% PIK, 7/5/15	Waste Management Equipment	30,000,000		30,000,000	30,000,000	(b)
Lucite International Luxembourg Finance S.àr.l., PIK Loan, 12.75% PIK (EURIBOR + 9.00%/Q), 7/14/14(e)	Chemicals	13,840,268	(e)	17,093,972	18,845,686
Marquette Transportation Company Holdings, LLC, 14.75% PIK, 3/21/14	Transportation	39,500,000		39,500,000	39,500,000	(b)
Mattress Giant Corporation, 13.00% (11.00% cash, 2.00% PIK), 8/1/12	Bedding—Retail	13,735,335		13,613,823	13,735,335
MediMedia USA, Inc., 11.38%, 11/15/14, acquired 11/1/06(c)	Information Services	8,000,000		8,079,966	8,400,000
Sentry Security Systems, LLC, 15.00% (12.00% cash, 3.00% PIK), 8/7/12	Security Services	10,000,000		10,000,000	10,000,000	(b)
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	14,000,000		14,000,000	14,000,000	(b)
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	7,000,000		7,000,000	7,052,500
Wastequip, Inc., 12.00% (10.00% cash, 2.00% PIK), 2/5/15	Waste Management Equipment	7,500,000		7,500,000	7,500,000	(b)

Total Subordinated Debt/Corporate Notes				263,683,570	266,477,779

Senior Secured Loans—108.1%(f)
ALM Media, Inc., Second Lien, 11.10% (LIBOR + 5.75%), 3/7/11	Publishing	43,814,417		43,816,336	43,814,417
American Safety Razor Company, LLC, Second Lien, 11.63% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	10,125,000

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2007

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
Applied Tech Products Corp. et al., Tranche A, First Lien, 12.36% (LIBOR + 5.00% cash, 2.00% PIK), 10/24/10	Plastic Packaging	$4,420,313	$4,396,755	$4,396,755	(b)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 16.36% (LIBOR + 9.00% cash, 2.00% PIK), 4/24/11	Plastic Packaging	2,043,805	2,028,910	2,028,910	(b)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 21.86% (LIBOR + 6.30% cash, 8.20% PIK), 10/24/11	Plastic Packaging	791,024	713,582	713,582	(b)
Bankruptcy Management Solutions, Inc., Second Lien, 11.60% (LIBOR + 6.25%), 7/31/13	Software	24,875,000	24,875,000	25,185,938
Benchmark Medical Holdings Inc., First Lien, 9.11% (LIBOR + 3.75%), 12/27/12	Rehabilitation Centers	1,975,000	1,975,000	1,836,750
Benchmark Medical Holdings, Inc., Second Lien, 12.87% (LIBOR + 7.50%), 6/27/13	Rehabilitation Centers	9,000,000	9,000,000	8,370,000
Cambridge International, Inc., Second Lien, 11.85% (LIBOR + 6.50%), 11/11/13	Metal Conveyor Belts	20,500,000	20,319,382	20,295,000
Cannondale Bicycle Corporation, Second Lien, 11.36% (LIBOR + 6.00%), 6/5/10	Bicycles/ Apparel	10,000,000	10,000,000	10,000,000	(b)
Champion Energy Corporation et al., First Lien, 10.35% (LIBOR + 5.00%), 6/29/11	Heating and Oil Services	15,000,000	15,000,000	15,000,000	(b)
Champion Energy Corporation et al., Second Lien, 16.00% (12.00% cash, 4.00% PIK), 6/30/12	Heating and Oil Services	20,608,309	20,346,201	20,346,201	(b)
Delta Air Lines, Inc., Term Loan B, First Lien, 10.11% (LIBOR + 4.75%), 3/16/08	Airlines	1,000,000	1,000,000	1,004,063
Deluxe Entertainment Services Group Inc., Second Lien, 13.60% (LIBOR + 8.25%), 7/28/11	Entertainment	16,000,000	16,000,000	16,520,000
DynaVox Systems LLC, Term Loan B, First Lien, 8.88% (LIBOR + 3.50%), 6/30/11	Augmentative Communication Products	3,482,478	3,460,363	3,482,478
DynaVox Systems LLC, Term Loan C, First Lien, 10.38% (LIBOR + 5.00%), 12/13/11	Augmentative Communication Products	1,750,000	1,738,783	1,750,000
Eight O’Clock Coffee Company et al., Second Lien, 11.88% (LIBOR + 6.50%), 7/31/13	Coffee Distributor	14,000,000	14,000,000	14,210,000
Electrical Components International Holdings Company, Second Lien, 11.88% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	20,150,000
Event Rentals, Inc., First Lien, 9.12% (LIBOR + 3.75%), 12/19/13	Party Rentals	14,962,500	14,818,846	14,962,500
Event Rentals, Inc., Acquisition Loan (Funded), First Lien, 10.96% (Base Rate + 3.00%), 12/19/13	Party Rentals	2,894,202	2,894,202	2,894,202

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2007

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
Event Rentals, Inc., Acquisition Loan (Unfunded), First Lien, 0.75%, 12/19/09	Party Rentals	$12,105,798	$12,105,798	$12,105,798
Facet Technologies, LLC, Second Lien, 12.38% (LIBOR + 7.00%), 1/26/12	Medical Devices	27,000,000	27,000,000	27,000,000	(b)
Fairway Group Holdings Corp. et al., Term B Loan, First Lien, 10.61% (LIBOR + 5.25%), 1/18/13	Retail Grocery	1,500,000	1,500,000	1,500,000	(b)
Fairway Group Holdings Corp. et al., Term C Loan, Second Lien, 13.00% (12.00% cash, 1.00% PIK), 1/18/14	Retail Grocery	11,513,420	11,513,420	11,513,420	(b)
Fitness Together Franchise Corporation, First Lien, 11.61% (LIBOR + 6.25%), 7/14/12	Personal Fitness	13,500,000	13,439,253	13,439,253	(b)
Gleason Corporation, Second Lien, 10.88% (LIBOR + 5.50%), 12/30/13	Gear Production Machinery	16,000,000	16,000,000	16,150,000
Haggar Clothing Co., Second Lien, 12.40% (LIBOR + 7.00%), 11/1/11	Apparel	2,500,000	2,480,888	2,500,000
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 9.11% (LIBOR + 3.75%), 2/27/12	Automobile Repair	3,683,898	3,680,668	3,674,688
Heartland Automotive Services II Inc. et al., Acquisition Loan (Funded), First Lien, 9.36%, (LIBOR + 4.00%), 2/27/12	Automobile Repair	1,740,000	1,740,000	1,735,650
Heartland Automotive Services II Inc. et al., Acquisition Loan (Unfunded), First Lien, 0.75%, 2/27/08	Automobile Repair	1,260,000	1,260,000	1,256,850
HIT Entertainment, Inc., Second Lien, 10.86% (LIBOR + 5.50%), 2/26/13	Entertainment	1,000,000	1,000,000	1,010,313
InterMedia Outdoor, Inc., Second Lien, 12.10% (LIBOR + 6.75%), 1/31/14	Printing/ Publishing	10,000,000	10,000,000	10,000,000	(b)
International Radiology Group, L.L.C. et al., First Lien, 8.57% (LIBOR + 3.25%), 6/30/11	Healthcare Management Services	4,880,682	4,839,252	4,880,682
International Radiology Group, L.L.C. et al., Second Lien, 12.32% (LIBOR + 7.00%), 6/30/12	Healthcare Management Services	10,000,000	9,912,546	10,000,000
Isola USA Corp., First Lien, 10.10% (LIBOR + 4.75%), 12/18/12	Electronics	9,975,000	9,831,824	9,950,063
Isola USA Corp., Second Lien, 13.10% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	25,000,000
J.G. Wentworth, LLC, Second Lien, 10.35% (LIBOR + 5.00%), 10/4/14	Financial Services	10,000,000	10,000,000	10,100,000
Kaz, Inc. et al., M&E Loan, First Lien, 9.88% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(b)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	40,111,111	39,540,130	39,540,130	(b)

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2007

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
MacAndrews Deluxe Holdings LLC, First Lien, 13.00%, 7/28/11	Entertainment	$14,000,000	$14,000,000	$14,081,662
MCCI Group Holdings, LLC, Second Lien, 12.36% (LIBOR + 7.00%), 6/21/13	Healthcare Services	29,000,000	28,930,584	29,000,000
Oriental Trading Company, Inc., Second Lien, 11.36% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	3,048,750
Penton Media, Inc. et al., Second Lien, 10.35% (LIBOR + 5.00%), 2/1/14(g)	Information Services	20,000,000	20,000,000	20,066,660
Precision Parts International Services Corp. et al., First Lien, 9.11% (LIBOR + 3.75%), 9/30/11	Automotive Parts	4,902,863	4,902,863	4,902,863
Premier Yachts, Inc. et al., Term A, First Lien, 9.10% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	8,521,386	8,486,506	8,478,778
Premier Yachts, Inc. et al., Term B, First Lien, 12.34% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,921,233	1,913,243	1,911,627
Professional Paint, Inc., Second Lien, 11.13% (LIBOR + 5.75%), 5/31/13	Paint and Coatings	16,000,000	16,000,000	16,160,000
QTC Acquisition Inc., Second Lien, 11.82% (LIBOR + 6.50%), 5/10/13	Disability Evaluations	23,000,000	22,942,565	23,057,500
Robertson Aviation, L.L.C., First Lien, 8.62% (LIBOR + 3.25%), 4/19/13	Aviation Fuel Systems	4,438,982	4,429,076	4,461,177
Stolle Machinery Company, LLC, Second Lien, 11.35% (LIBOR + 6.00%), 9/29/13	Canning Machinery	8,500,000	8,500,000	8,585,000
Sunrise Medical LTC LLC et al., Second Lien, 11.85% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,400,000
Total Safety U.S. Inc., Second Lien, 11.85% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	9,045,000
United Subcontractors, Inc., Second Lien, 12.62% (LIBOR + 7.25%), 6/27/13	Building and Construction	10,000,000	10,000,000	9,766,670
Wembley, Inc., Second Lien, 9.63% (LIBOR + 4.25%), 8/23/12	Gaming	1,000,000	1,000,000	1,007,500
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 11.35% (LIBOR + 6.00%), 3/30/11	Restaurants	7,100,000	7,100,000	6,972,000	(b)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 14.35% (LIBOR + 9.00%), 3/30/11	Restaurants	8,000,000	8,000,000	7,820,000	(b)
York Tape & Label, Inc. et al., Second Lien, 11.85% (LIBOR + 6.50%), 9/30/13	Printing/ Publishing	23,000,000	23,000,000	23,000,000	(b)

Total Senior Secured Loans			645,831,976	647,207,830

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2007

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
Preferred Stock—2.0%
Facet Holdings Corp., Class A, 12.00% PIK	Medical Devices	$900	$900,000	$900,000	(b)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(b)
Tygem Holdings, Inc., 8.00%(d)	Metals	10,789,367	10,826,867	10,826,867	(b)

Total Preferred Stock			11,914,367	11,914,367

Common Stock—1.8%(h)
BKC MTCH Blocker, Inc.(i)	Transportation	5,000,000	5,000,000	5,000,000	(b)
Facet Holdings Corp.	Medical Devices	10,000	100,000	150,000	(b)
Fitness Together Holdings, Inc.	Personal Fitness	62,500	62,500	67,500	(b)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	2,050,000	(b)
Tygem Holdings, Inc.(d)	Metals	3,596,456	3,608,956	3,600,000	(b)

Total Common Stock			10,821,456	10,867,500

Limited Partnership/Limited Liability Company Interests—3.7%
ARS Co-Investors, L.P.(h)(j)	HVAC/Plumbing Services	—	324,216	850,000	(b)
Big Dumpster Coinvestment, LLC(h)	Waste Management Equipment	—	5,333,333	5,333,333	(b)
Prism Business Media Holdings LLC(g)(h)	Information Services	68	15,050,000	15,050,000	(b)
Sentry Common Investors, LLC(h)	Security Services	147,271	147,271	147,271	(b)
Sentry Security Systems Holdings, LLC, 8.00%	Security Services	602,729	602,729	602,729	(b)

Total Limited Partnership/Limited Liability Company Interests			21,457,549	21,983,333

Equity Warrants—0.2%(h)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(b)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(b)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	4,000	(b)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(b)
Champion Energy Corporation, expire 6/29/16	Heating and Oil Services	15,900	300,000	335,000	(b)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	61,100	(b)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	711,230	(b)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	135,789	(b)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	80,423	(b)
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	49,330	(b)

Total Equity Warrants			1,055,112	1,376,872

BlackRock Kelso Capital Corporation

Schedules of Investments (Unaudited)—(Continued)

March 31, 2007

Portfolio Company	Industry	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value
TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			$954,764,030	$959,827,681
UNEARNED INCOME—(0.8)%			(4,853,176)	(4,853,176)

TOTAL INVESTMENTS—159.5%			$949,910,854	954,974,505

OTHER ASSETS & LIABILITIES (NET)—(59.5)%				(356,302,891)

NET ASSETS—100.0%				$598,671,614

(a)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants.

(b)	Fair value of this investment determined by or under the direction of the Company’s Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $399,214,147, or 66.7% of net assets, at March 31, 2007.

(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, the securities represent 5.2% of net assets at March 31, 2007.

(d)	These securities are considered “controlled” investments under the Investment Company Act of 1940 because the Company owns more than 25% of the portfolio company’s outstanding voting securities. For the three months ended March 31, 2007, for these portfolio companies there was interest income of $924,975 and dividend income of $222,980. The aggregate fair value of the investments (net of unearned income) in these portfolio companies is $35,463,238, or 5.9% of net assets, at March 31, 2007.

(e)	Non-U.S. company. Principal amount is denominated in Euro (€).

(f)	Approximately 87% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of March 31, 2007 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(g)	These securities are considered “affiliated” investments under the Investment Company Act of 1940 because the Company owns more than 5% (but not more than 25%) of the portfolio company’s outstanding voting securities. For the three months ended March 31, 2007, for these portfolio companies there were total purchases of $35,050,000, interest income of $275,631 and net unrealized gains of $66,600. The aggregate fair value of the investments (net of unearned income) in these portfolio companies is $35,116,660, or 5.9% of net assets, at March 31, 2007.

(h)	Non-income producing securities.

(i)	The Company is the sole stockholder of BKC MTCH Blocker, Inc., which is the beneficiary of less than 5% of the voting securities of Marquette Transportation Company Holdings, LLC.

(j)	The Company is the sole limited partner in ARS Co-Investors, L.P., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Schedules of Investments

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units		Cost(b)	Fair Value
Subordinated Debt/Corporate Notes—28.0%
AGY Holding Corp., Second Lien, 11.00%, 11/15/14, acquired 10/20/06(c)	Glass Yarns/ Fibers	$15,000,000		$15,000,000	$15,037,500
Al Solutions, Inc., 16.00% (12.00% cash, 4.00% PIK), 12/29/13(d)	Metals	22,000,000		22,000,000	22,000,000	(e)
American Residential Services L.L.C., 15.00% (12.00% cash, 3.00% PIK), 9/28/13	HVAC/ Plumbing Services	20,000,000		20,000,000	20,000,000	(e)
ASM Intermediate Holdings Corp. II, 12.00% PIK, 12/27/13	Marketing Services	40,026,667		40,026,667	39,876,567
Lucite International Luxembourg Finance S.àr.l., PIK Loan, 12.52% PIK (EURIBOR + 9.00%/Q), 7/14/14(f)	Chemicals	13,411,203	(f)	16,526,817	17,391,819
Mattress Giant Corporation, 13.00% (11.00% cash, 2.00% PIK), 8/1/12	Bedding—Retail	13,667,000		13,539,811	13,667,000
MediMedia USA, Inc., 11.38%, 11/15/14, acquired 11/1/06(c)	Information Services	8,000,000		8,081,672	8,380,000
TriMark Acquisition Corp., Second Lien, 11.50% (9.50% cash, 2.00% PIK), 11/30/13	Food Service Equipment	14,000,000		14,000,000	14,000,000	(e)
U.S. Security Holdings, Inc., 13.00% (11.00% cash, 2.00% PIK), 5/8/14, acquired 5/10/06(c)	Security Services	7,000,000		7,000,000	7,017,500

Total Subordinated Debt/Corporate Notes				156,174,967	157,370,386

Senior Secured Loans—103.5%(g)
ALM Media, Inc., Second Lien, 11.11% (LIBOR + 5.75%), 3/7/11	Publishing	39,750,000		39,752,039	39,716,888
American Safety Razor Company, LLC, Second Lien, 11.72% (LIBOR + 6.25%), 1/30/14	Consumer Products	10,000,000		10,000,000	10,125,000
Applied Tech Products Corp. et al., Tranche A, First Lien, 11.87% (LIBOR + 4.50% cash, 2.00% PIK), 10/24/10	Plastic Packaging	4,251,515		4,226,310	4,226,310	(e)
Applied Tech Products Corp. et al., Tranche B, Second Lien, 16.37% (LIBOR + 9.00% cash, 2.00% PIK), 4/24/11	Plastic Packaging	1,951,515		1,935,706	1,935,706	(e)
Applied Tech Products Corp. et al., Tranche C, Third Lien, 19.87% (LIBOR + 6.30% cash, 8.20% PIK), 10/24/11	Plastic Packaging	737,955		656,283	656,283	(e)
Bankruptcy Management Solutions, Inc., Second Lien, 11.60% (LIBOR + 6.25%), 7/31/13	Software	24,937,500		24,937,500	25,249,219
Benchmark Medical Holdings Inc., First Lien, 9.14% (LIBOR + 3.75%), 12/27/12	Rehabilitation Centers	1,980,000		1,980,000	1,920,600
Benchmark Medical Holdings, Inc., Second Lien, 12.87% (LIBOR + 7.50%), 6/27/13	Rehabilitation Centers	9,000,000		9,000,000	8,730,000

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Cambridge International, Inc., Second Lien, 11.86% (LIBOR + 6.50%), 11/11/13	Metal Conveyor Belts	$20,500,000	$20,312,576	$20,295,000
Cannondale Bicycle Corporation, Second Lien, 12.35% (LIBOR + 7.00%), 6/5/10	Bicycles/ Apparel	10,000,000	10,000,000	10,000,000	(e)
Champion Energy Corporation et al., First Lien, 10.36% (LIBOR + 5.00%), 6/29/11	Heating and Oil Services	15,000,000	15,000,000	15,000,000	(e)
Champion Energy Corporation et al., Second Lien, 16.00% (12.00% cash, 4.00% PIK), 6/30/12	Heating and Oil Services	20,206,689	19,932,133	19,932,133	(e)
Data Transmission Network Corporation, Second Lien, 13.36% (LIBOR + 8.00%), 9/10/13	Information Services	4,000,000	4,000,000	4,000,000
Delta Air Lines, Inc., Term Loan B, First Lien, 10.12% (LIBOR + 4.75%), 3/16/08	Airlines	1,000,000	1,000,000	1,015,938
Deluxe Entertainment Services Group Inc., Second Lien, 13.61% (LIBOR + 8.25%), 7/28/11	Entertainment	16,000,000	16,000,000	16,440,000
DynaVox Systems LLC, Term Loan B, First Lien, 8.88% (LIBOR + 3.50%), 6/30/11	Augmentative Communication Products	3,491,250	3,467,793	3,491,250
DynaVox Systems LLC, Term Loan C, First Lien, 10.38% (LIBOR + 5.00%), 12/13/11	Augmentative Communication Products	1,750,000	1,738,195	1,750,000
Eight O’Clock Coffee Company et al., Second Lien, 11.88% (LIBOR + 6.50%), 7/31/13	Coffee Distributor	14,000,000	14,000,000	14,210,000
Electrical Components International Holdings Company, Second Lien, 11.88% (LIBOR + 6.50%), 5/1/14	Electronics	20,000,000	20,000,000	20,100,000
Event Rentals, Inc., First Lien, 11.00% (Base Rate + 2.75%), 12/19/13	Party Rentals	15,000,000	14,850,704	15,000,000
Event Rentals, Inc., Acquisition Loan (Unfunded), First Lien, 0.75%, 12/19/09	Party Rentals	15,000,000	15,000,000	15,000,000
Facet Technologies, LLC, Second Lien, 12.37% (LIBOR + 7.00%), 1/26/12	Medical Devices	27,000,000	27,000,000	27,000,000	(e)
Fitness Together Franchise Corporation, First Lien, 11.62% (LIBOR + 6.25%), 7/14/12	Personal Fitness	13,900,000	13,834,539	13,834,539	(e)
Gleason Corporation, Second Lien, 10.88% (LIBOR + 5.50%), 12/30/13	Gear Production Machinery	16,000,000	16,000,000	16,090,000
Haggar Clothing Co., Second Lien, 12.40% (LIBOR + 7.00%), 11/1/11	Apparel	2,500,000	2,479,861	2,500,000
Heartland Automotive Services II Inc. et al., Term Loan A, First Lien, 9.12% (LIBOR + 3.75%), 2/27/12	Automobile Repair	3,719,780	3,716,355	3,719,780
Heartland Automotive Services II Inc. et al., Acquisition Loan (Funded), First Lien, 9.38%, (LIBOR + 4.00%), 2/27/12	Automobile Repair	1,740,000	1,740,000	1,740,000
Heartland Automotive Services II Inc. et al., Acquisition Loan (Unfunded), First Lien, 0.75%, 2/27/08	Automobile Repair	1,260,000	1,260,000	1,260,000

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
HIT Entertainment, Inc., Second Lien, 10.86% (LIBOR + 5.50%), 2/26/13	Entertainment	$1,000,000	$1,000,000	$1,009,688
International Radiology Group, L.L.C. et al., First Lien, 8.60% (LIBOR + 3.25%), 6/30/11	Healthcare Management Services	4,920,455	4,876,235	4,920,455
International Radiology Group, L.L.C. et al., Second Lien, 12.35% (LIBOR + 7.00%), 6/30/12	Healthcare Management Services	10,000,000	9,908,440	10,000,000
Isola USA Corp., First Lien, 10.12% (LIBOR + 4.75%), 12/18/12	Electronics	10,000,000	9,850,206	9,800,100
Isola USA Corp., Second Lien, 13.12% (LIBOR + 7.75%), 12/18/13	Electronics	25,000,000	25,000,000	25,000,000
Kaz, Inc. et al., M&E Loan, First Lien, 9.85% (LIBOR + 4.50%), 12/8/08	Consumer Products	3,000,000	3,000,000	3,000,000	(e)
Kaz, Inc. et al., First Lien, 16.00% (12.00% cash, 4.00% PIK), 12/8/11	Consumer Products	40,000,000	40,000,000	40,000,000	(e)
MacAndrews Deluxe Holdings LLC, First Lien, 13.00%, 7/28/11	Entertainment	14,000,000	14,000,000	14,052,500
MCCI Group Holdings, LLC, Second Lien, 14.25% (Base Rate + 6.00%), 6/21/13	Healthcare Services	29,000,000	28,927,836	29,000,000
Oriental Trading Company, Inc., Second Lien, 11.47% (LIBOR + 6.00%), 1/31/14	Party Supplies and Novelties	3,000,000	3,000,000	3,000,000
Precision Parts International Services Corp. et al., First Lien, 9.24% (LIBOR + 3.75%), 9/30/11	Automotive Parts	4,915,181	4,915,181	4,915,181
Premier Yachts, Inc. et al., Term A, First Lien 9.10% (LIBOR + 3.75%), 8/22/12	Entertainment Cruises	7,761,904	7,725,431	7,723,094
Premier Yachts, Inc. et al., Term B, First Lien, 12.35% (LIBOR + 7.00%), 8/22/13	Entertainment Cruises	1,750,000	1,741,702	1,741,250
Prism Business Media Holdings, Inc., Second Lien, 11.38% (LIBOR + 6.00%), 9/30/13	Information Services	11,000,000	10,990,588	10,990,837
Professional Paint, Inc., Second Lien, 11.13% (LIBOR + 5.75%), 5/31/13	Paint and Coatings	16,000,000	16,000,000	16,120,000
QTC Acquisition Inc., Second Lien, 11.85% (LIBOR + 6.50%), 5/10/13	Disability Evaluations	23,000,000	22,940,221	23,057,500
Robertson Aviation, L.L.C., First Lien, 8.92% (LIBOR + 3.50%), 4/19/13	Aviation Fuel Systems	4,603,817	4,593,121	4,626,836
Stolle Machinery Company, LLC, Second Lien, 11.36% (LIBOR + 6.00%), 9/29/13	Canning Machinery	8,500,000	8,500,000	8,585,000
Sunrise Medical LTC LLC et al., Second Lien, 11.87% (LIBOR + 6.50%), 12/28/13	Healthcare Equipment	14,400,000	14,400,000	14,436,000
Total Safety U.S. Inc., Second Lien, 11.85% (LIBOR + 6.50%), 12/8/13	Industrial Safety Equipment	9,000,000	9,000,000	9,045,000
United Subcontractors, Inc., Second Lien, 12.86% (LIBOR + 7.25%), 6/27/13	Building and Construction	10,000,000	10,000,000	9,500,000

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
Wastequip, Inc., Second Lien, 10.85% (LIBOR + 5.50%), 7/15/12	Waste Management Equipment	$500,000	$500,000	$502,500
Wembley, Inc., Second Lien, 9.70% (LIBOR + 4.25%), 8/23/12	Gaming	1,000,000	1,000,000	1,012,500
Westward Dough Operating Company, LLC, Term Loan A, First Lien, 11.36% (LIBOR + 6.00%), 3/30/11	Restaurants	7,350,000	7,350,000	7,114,000	(e)
Westward Dough Operating Company, LLC, Term Loan B, First Lien, 14.36% (LIBOR + 9.00%), 3/30/11	Restaurants	8,000,000	8,000,000	7,678,000	(e)

Total Senior Secured Loans			581,038,955	581,769,087

Preferred Stock—2.1%
Facet Holdings Corp., Class A, 12.00% PIK	Medical Devices	900	900,000	900,000	(e)
Fitness Together Holdings, Inc., Series A, 8.00% PIK	Personal Fitness	187,500	187,500	187,500	(e)
Tygem Holdings, Inc., 8.00%(d)	Metals	10,789,367	10,826,867	10,826,867	(e)

Total Preferred Stock			11,914,367	11,914,367

Common Stock—1.0%(h)
Facet Holdings Corp.	Medical Devices	10,000	100,000	100,000	(e)
Fitness Together Holdings, Inc.	Personal Fitness	62,500	62,500	62,500	(e)
MGHC Holding Corporation	Bedding—Retail	205,000	2,050,000	2,050,000	(e)
Tygem Holdings, Inc.(d)	Metals	3,596,456	3,608,956	3,608,956	(e)

Total Common Stock			5,821,456	5,821,456

Limited Partnership Interest—0.1%(h)
ARS Co-Investors, L.P.(i)	HVAC/Plumbing Services	—	324,216	324,216	(e)

Equity Warrants—0.2%(h)
ATEP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(e)
ATH Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(e)
ATPP Holdings, Inc., expire 10/24/15	Plastic Packaging	470	90,112	50,900	(e)
ATPR Holdings, Inc., expire 10/24/15	Plastic Packaging	470	—	—	(e)
Champion Energy Corporation, expire 6/29/16	Heating and Oil Services	15,900	300,000	300,000	(e)
Fitness Together Holdings, Inc., expire 7/14/16	Personal Fitness	105,263	56,000	56,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	49	512,000	512,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	16	64,000	64,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	16	24,000	24,000	(e)
Kaz, Inc., expire 12/8/16	Consumer Products	16	9,000	9,000	(e)

Total Equity Warrants			1,055,112	1,015,900

BlackRock Kelso Capital Corporation

Schedules of Investments—(Continued)

December 31, 2006

Portfolio Company	Industry(a)	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value
TOTAL INVESTMENTS INCLUDING UNEARNED INCOME			$756,329,073	$758,215,412
UNEARNED INCOME—(0.7)%			(4,047,388)	(4,047,388)

TOTAL INVESTMENTS—134.2%			$752,281,685	754,168,024

OTHER ASSETS & LIABILITIES (NET)—(34.2)%				(192,368,102)

NET ASSETS—100.0%				$561,799,922

(a)	Unaudited.

(b)	Represents amortized cost for fixed income securities and unearned income, and cost for preferred and common stock, limited partnership interest and equity warrants.

(c)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 5.4% of net assets at December 31, 2006.

(d)	These securities are considered “controlled” investments under the Investment Company Act of 1940 because the Company owns more than 25% of the portfolio company’s outstanding voting securities. For the year ended December 31, 2006, for these portfolio companies there was interest income of $20,729. The aggregate fair value of the investments (net of unearned income) in these portfolio companies is $35,437,060, or 6.3% of net assets, at December 31, 2006.

(e)	Fair value of this investment determined by or under the direction of the Company’s Board of Directors (see Note 2). The aggregate fair value of these investments (net of unearned income) is $221,405,554, or 39.4% of net assets, at December 31, 2006.

(f)	Non-U.S. company. Principal amount is denominated in Euro (€).

(g)	Approximately 83% of the senior secured loans to the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), Euro Interbank Offered Rate (EURIBOR), or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. Additionally, the borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate as of December 31, 2006 of all contracts within the specified loan facility. Current reset frequencies for floating rate instruments other than senior secured loans are indicated by Q (quarterly) or S (semiannually).

(h)	Non-income producing securities.

(i)	The Company is the sole limited partner in ARS Co-Investors, L.P., which is the beneficiary of less than 5% of the voting securities of American Residential Services L.L.C.

The accompanying notes are an integral part of these financial statements.

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)

1. Organization

BlackRock Kelso Capital Corporation (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement (the “Offering”) of 35,366,589 shares of its common stock, par value $.001 per share (the “Common Stock”), at a price of $15.00 per share. Net proceeds from the Offering of $529,333,799 reflect the payment of a placement fee of $507,407 and legal fees and other offering costs of $657,639.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The results of operations for interim periods are not necessarily indicative of results to be expected for the full year.

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These financial statements should be read in conjunction with the Company’s financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission (“SEC”) on March 29, 2007.

2. Significant accounting policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The significant accounting policies consistently followed by the Company are:

(a)

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors. Because the Company expects that there will not be a readily available market value for many of the investments in its portfolio, the Company expects to value many of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to the Company’s investments for which market quotations are not readily available, the Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Investment Advisor”), responsible for the portfolio investment;

(ii)	Preliminary valuation conclusions are then documented and discussed with senior management;

(iii)	To the extent determined by the audit committee of the Board of Directors, independent valuation firms engaged by the Board of Directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

(iv)	The audit committee of the Board of Directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

(v)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to the financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

The carrying value of the Company’s financial instruments approximate fair value. The carrying value of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. The carrying value of the Company’s credit facility payable approximates fair value because it bears interest at a variable rate, based on current market.

(b)	Cash equivalents include short-term investments in money market instruments with remaining maturities when purchased of three months or less.

(c)	Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase.

(d)	Gains or losses on the sale of investments are calculated using the specific identification method.

(e)

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Interest income is not accrued if collection is deemed doubtful or the related investment is in default. For loans and debt securities with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the loan balance and which generally becomes due at maturity, PIK interest is not accrued if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment. Unamortized origination, structuring, closing, commitment and other upfront fees are recorded as unearned

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

income. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis.

(f)	Organizational costs of the Company were expensed as incurred. Offering costs were charged against paid-in capital.

(g)	The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from federal income and excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of its income (both ordinary income and net capital gains).

In accordance with GAAP, book and tax basis differences relating to distributions to stockholders and other permanent book and tax differences are reclassified to capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(h)	Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors. Dividends declared by the Company since July 25, 2005 (inception of operations) were as follows:

Dividend amount per share outstanding	Record date	Pay date
$0.20	December 31, 2005	January 31, 2006
$0.20	March 15, 2006	March 31, 2006
$0.23	June 15, 2006	June 30, 2006
$0.30	September 15, 2006	September 29, 2006
$0.42	December 31, 2006	January 31, 2007
$0.42	March 15, 2007	March 30, 2007
$0.42	May 15, 2007	May 31, 2007

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash dividends.

(i)	The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

Details of open forward foreign currency contracts at March 31, 2007 and at December 31, 2006, respectively, were as follows:

Foreign Currency Sold	Settlement Date	Amount Sold	US$ Value at Settlement Date	US$ Value at March 31, 2007	Unrealized Depreciation
Euro	April 18, 2007	13,400,000 Sold	$17,503,522	$17,934,877	$431,355
Euro	April 18, 2007	500,000 Sold	$653,767	$669,212	$15,445

Foreign Currency Sold	Settlement Date	Amount Sold	US$ Value at Settlement Date	US$ Value at December 31, 2006	Unrealized Depreciation
Euro	January 10, 2007	12,900,000 Sold	$16,572,631	$17,027,725	$455,094
Euro	January 10, 2007	500,000 Sold	$639,880	$659,990	$20,110

(j)	Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of each month; and

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Company isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of investments held at period end. Similarly, the Company isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio investments sold during the period.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(k)	Debt issuance costs are being amortized over the life of the credit facility using the straight line method, which closely approximates the effective yield method.

(l)	Recently Issued Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board, or FASB, issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that the Company recognize in its financial statements the impact of a tax position, and if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the last day of the first reporting period beginning after December 15, 2006, which is March 31, 2007. The adoption of FIN 48 did not have a material impact on the Company’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements. At this time, the impact to the Company’s financial statements has not been determined.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The provisions of SFAS 159 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 159 on its financial statements. At this time, the impact to the Company’s financial statements has not been determined.

3. Agreements and related party transactions

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Investment Advisor, under which the Investment Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Advisor receives a base management fee (the “Management Fee”) from the Company at an annual rate of 2.0% of the Company’s total assets, including any assets acquired with the proceeds of leverage. For services rendered under the Management Agreement during the period commencing from July 25, 2005, the closing of the Offering (the “Closing”), through July 25, 2006, the Management Fee was payable monthly in arrears. For services rendered under the Management Agreement after that time, the Management Fee is paid quarterly in arrears.

The Investment Advisor has contractually agreed to waive its rights to receive one-half of the amount of the Management Fee the Investment Advisor would otherwise be entitled to receive from the Company until the first date on which 90% of the assets of the Company are invested in portfolio companies in accordance with the Company’s investment objective, excluding investments in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the date of investment, or the first anniversary of the Closing, whichever is sooner (the “Ramp-Up Date”). The Ramp-Up Date occurred on July 25, 2006. Thereafter, the Investment Advisor has agreed to waive, until such time as the Company has completed an initial public offering of its Common Stock and listed its Common Stock on a national securities exchange or market (collectively, the “Public Market Event”), one-quarter of the amount of the Management Fee the Investment Advisor would otherwise be entitled to receive from the Company. In addition, the Investment Advisor has agreed to (a) waive Management Fees for any calendar year in excess of a certain maximum until the earlier of (i) such time as the Company has completed the Public Market Event or (ii) the fourth anniversary of the Company’s inception of operations and (b) waive Management Fees in excess of a certain maximum during the fifth year of the Company’s operations unless the Company has completed the Public Market Event.

For the three months ended March 31, 2007, the Investment Advisor earned $2,769,806, in base management fees, net of the waiver provision, from the Company. For the three months ended March 31, 2006, the Investment Advisor earned $1,332,439 in such fees.

The Management Agreement provides that the Investment Advisor or its affiliates may be entitled to an incentive management fee (the “Carried Interest”) under certain circumstances. The determination of the Carried Interest, as described in more detail below, will result in the Investment Advisor or its affiliates receiving no Carried Interest payments if returns to Company stockholders, as described in more detail below, do not meet an 8.0% annualized rate of return and will result in the Investment Advisor or its affiliates receiving less than the full amount of the Carried Interest percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return.

For the period beginning on the Ramp-Up Date to the beginning of the calendar quarter in which the Public Market Event occurs, the Company has paid and, assuming the Company’s performance continues to exceed the hurdle rate, will pay the Investment Advisor Carried Interest equal to the amount by which the aggregate cumulative distributions and amounts distributable to stockholders out of taxable net income (including realized

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

capital gain) exceeds the cumulative combination of realized capital loss and net unrealized capital depreciation, if any, through the period of determination. The amount of the excess described in this paragraph is referred to as the pre-offering excess amount.

The Carried Interest for this period equals 50% of the pre-offering excess amount, until the cumulative Carried Interest payments for this period equals 20% of the pre-offering excess amount distributed or distributable to stockholders. Thereafter, the Carried Interest for this period equals an amount such that the cumulative Carried Interest payments to the Investment Advisor during this period equal 20% of the pre-offering excess amount.

For the period beginning on the first day of the calendar quarter in which the Public Market Event occurs and ending on the first anniversary of this date, assuming the Company’s performance exceeds the hurdle rate, the Company will pay the Investment Advisor Carried Interest equal to the amount by which the aggregate distributions and amounts distributable to stockholders out of taxable net income (including realized capital gains) exceeds the combination of (1) realized capital loss occurring during the period and (2) net unrealized capital depreciation, if any, occurring during the period. The amount of the excess described in this paragraph is referred to as the transition period excess amount.

The Carried Interest for this period will equal 50% of the transition period excess amount, until the cumulative Carried Interest payments for this period equals 20% of the transition period excess amount distributed or distributable to stockholders. Thereafter, the Carried Interest for this period will equal an amount such that the cumulative Carried Interest payments to the Investment Advisor during this period equal 20% of the sum of the transition period excess amount.

For each trailing four quarter period beginning on the last day of the calendar quarter in which the first anniversary of the Public Market Event occurs, assuming the Company’s performance exceeds the hurdle rate, the Company will pay the Investment Advisor Carried Interest if the aggregate distributions and amounts distributable to stockholders out of taxable net income (including realized capital gains) exceed the combination of (i) realized capital loss occurring during the period and (ii) unrealized capital depreciation, if any, occurring during the period. The amount of the excess described in this paragraph is referred to as the post-offering quarterly excess amount.

The Carried Interest for this period will equal 50% of the post-offering quarterly excess amount, until the cumulative Carried Interest payments for this period equals 20% of the post-offering quarterly excess amount distributed or distributable to stockholders. Thereafter, the Carried Interest for this period will equal an amount such that the cumulative Carried Interest payments to the Interest Advisor during this period equal 20% of the sum of the postoffering quarterly excess amount.

In addition to the foregoing, the amount of any Carried Interest payable from realized capital gains for any specified period will not exceed the amount permitted by the Investment Advisers Act of 1940 as interpreted from time to time by the SEC and its staff. As currently interpreted, the amount of Carried Interest payable from realized capital gain for any specified period is 20% of the Company’s realized capital gains for the period computed net of realized capital losses for the period (but excluding any realized capital loss that results from the conversion of unrealized capital depreciation from a prior period into a realized capital loss in the current period) and unrealized capital depreciation for the period.

For the three months ended March 31, 2007, the Investment Advisor earned $3,692,649 in incentive management fees, or Carried Interest, from the Company. No incentive management fees were earned prior to July 25, 2006.

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

The Management Agreement provides that the Company will reimburse the Investment Advisor for costs and expenses incurred by the Investment Advisor for office space rental, office equipment and utilities allocable to the performance by the Investment Advisor of its duties under the Management Agreement, as well as any costs and expenses incurred by the Investment Advisor relating to any non-investment advisory, administrative or operating services provided by the Investment Advisor to the Company. For the three months ended March 31, 2007, the Company incurred $196,093 for costs and expenses reimbursable to the Investment Advisor under the Management Agreement. For the three months ended March 31, 2006, the Company incurred $77,957 in such costs and expenses.

No person who is an officer, director or employee of the Investment Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Investment Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Company has also entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. The PNC Financial Services Group, Inc. (“PNC”) is a significant stockholder of the ultimate parent of the Administrator. For the three months ended March 31, 2007, the Company incurred $175,000 for administrative services expenses payable to the Administrator under the administration agreement. For the three months ended March 31, 2006, the Company incurred $246,575 in such expenses.

From time to time, the Investment Advisor or the Administrator may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Investment Advisor or the Administrator, as the case may be, for such amounts paid on its behalf. Reimbursements to the Investment Advisor and Administrator for the three months ended March 31, 2007 were $309,253 and $0, respectively. Reimbursements to the Investment Advisor and Administrator for the three months ended March 31, 2006 were $149,992 and $24,900, respectively.

PFPC Inc. (“PFPC”), a subsidiary of PNC, provides administrative and accounting services to the Company pursuant to a Sub-Administration and Accounting Services Agreement. PFPC Trust Company, another subsidiary of PNC, provides custodian services to the Company pursuant to a Custodian Services Agreement. Also, PFPC provides transfer agency and compliance support services to the Company pursuant to a Transfer Agency Agreement and a Compliance Support Services Agreement, respectively. For the services provided to the Company by PFPC and its affiliates, PFPC is entitled to an annual fee of 0.02% of the Company’s average net assets plus reimbursement of reasonable expenses, and a base fee, payable monthly. PFPC Trust Company may charge the Company additional fees for cash overdraft balances or for sweeping excess cash balances.

For the three months ended March 31, 2007, the Company incurred $58,703, for administrative, accounting, custodian and transfer agency services fees payable to PFPC and its affiliates under the related agreements. For the three months ended March 31, 2006, the Company incurred $55,409 for such fees payable to PFPC and its affiliates.

On July 25, 2005, in connection with the closing of the Offering, the Company issued approximately 33,333,333 shares of its common stock to BlackRock Kelso Capital Holding LLC, an entity for which the Investment Advisor serves as manager, in exchange for total consideration of $500,000,000 ($15.00 per share),

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

consisting of $80,282,060 in cash and a portfolio of short-term investments and cash equivalents valued at $419,717,940. The transaction was effected in accordance with the Company’s valuation procedures governing securities transactions with affiliates and was ratified by the Board of Directors.

In March 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of the Company’s common stock to certain existing and future officers and employees of the Investment Advisor at a price per share equal to the greater of $15.00 or the Company’s most recently determined net asset value per share at the time of sale. Pursuant to this authorization, in April 2006 the Company issued and sold to certain employees of the Investment Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, during the three months ended March 31, 2007, the Company issued and sold to certain officers and employees of the Investment Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,354,000.

In August 2006, the Company’s Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of the Company’s common stock to the Investment Advisor at a price per share equal to the Company’s most recently determined net asset value per share at the time of sale, such shares to be used by the Investment Advisor for employee compensation and other purposes. Pursuant to this authorization, during the three months ended March 31, 2007, the Company issued and sold to the Investment Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

At March 31, 2007 and December 31, 2006, respectively, the Investment Advisor beneficially owned indirectly approximately 1,043,000 and 775,000 shares of the Company’s Common Stock, representing approximately 2.6% and 2.1% of the total shares outstanding. At March 31, 2007 and December 31, 2006, respectively, other entities affiliated with the Administrator and PFPC beneficially owned indirectly approximately 2,615,000 and 2,475,000 shares of the Company’s Common Stock, representing approximately 6.5% and 6.6% of the total shares outstanding. At March 31, 2007 and December 31, 2006 an entity affiliated with the Administrator and PFPC owned 36.5% of the members’ interests of the Investment Advisor.

In September 2006, BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) completed the plan entered into February 2006 to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), and BlackRock to create a new independent asset management company with over $1 trillion in assets under management. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. As a result of the transaction, Merrill Lynch owns approximately 49% of the combined company (with a 45% voting interest therein). PNC retained approximately a 34% ownership of the combined company, and the remainder is held by employees and public stockholders. Prior to the merger, BlackRock was majority owned by PNC.

The Company earned $124,729 in interest income on investments in money market securities issued by MLIM or its former affiliates for the three months ended March 31, 2006. The Company held $4,885,000 in money market securities issued by MLIM or its former affiliates at March 31, 2006, representing approximately 0.9% of the Company’s net assets. No MLIM-affiliated investments were held by the Company during the three months ended March 31, 2007. From time to time, former affiliates of MLIM may serve as broker/dealer or agent for the Company or for portfolio companies in which the Company invests. For the three months ended March 31, 2007 and March 31, 2006, the Company did not make any payments to former MLIM affiliates for such services.

As described in Note 7, on February 8, 2007 the Company added several lenders to its credit facility in order to increase amounts available for borrowing thereunder. One of the new lenders was Merrill Lynch Capital Corporation (“MLCC”), a subsidiary of Merrill Lynch, with a lending commitment of $75,000,000. On April 16, 2007, MLCC’s commitment was increased by $25,000,000, to $100,000,000 in aggregate, pursuant to a

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

temporary (until October 15, 2007) increase of amounts available under the facility. The terms and conditions applicable to MLCC as a lender are identical to those of any other lender under the facility. In accordance with such terms, MLCC generally receives a pro rata share of any payments the Company makes under the credit facility for principal, interest or fees.

4. Net asset value per share

At March 31, 2007, the Company’s total net assets and net asset value per share were $598,671,614 and $14.95, respectively. This compares to total net assets and net asset value per share at December 31, 2006 of $561,799,922 and $14.93, respectively.

5. Earnings per share

The following information sets forth the computation of basic and diluted net increase in net assets per share (earnings per share) resulting from operations for the three months ended March 31, 2007 and March 31, 2006.

	Three months ended March 31, 2007	Three months ended March 31, 2006
Numerator for basic and diluted net increase in net assets per share	$17,028,280	$7,121,056
Denominator for basic and diluted weighted average shares	38,501,302	35,685,496
Basic/diluted net increase in net assets per share resulting from operations	$0.44	$0.20

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for the period because there were no common stock equivalents outstanding during the above periods.

6. Investments

Excluding short-term investments, purchases and sales/repayments of investments for the three months ended March 31, 2007 totaled $213,879,179 and $16,541,581, respectively. Purchases and sales/repayments of long-term investments for the three months ended March 31, 2006 were $72,653,669 and $6,256,303, respectively.

At March 31, 2007, investments and cash and cash equivalents consisted of the following, excluding unearned income:

	Amortized Cost	Fair Value
Cash and cash equivalents	$5,330,578	$5,330,578

Subordinated debt/corporate notes	263,683,570	266,477,779

Senior secured loans:
First lien	185,052,562	185,037,969
Second/other priority lien	460,779,414	462,169,861

Total senior secured loans	645,831,976	647,207,830

Preferred stock	11,914,367	11,914,367
Common stock	10,821,456	10,867,500
Limited partnership/limited liability company interests	21,457,549	21,983,333
Equity warrants	1,055,112	1,376,872

Total	$960,094,608	$965,158,259

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

At December 31, 2006, investments and cash and cash equivalents consisted of the following, excluding unearned income:

	Amortized Cost	Fair Value
Cash and cash equivalents	$3,036,413	$3,036,413

Subordinated debt/corporate notes	156,174,967	157,370,386

Senior secured loans:
First lien	183,865,772	183,529,833
Second/other priority lien	397,173,183	398,239,254

Total senior secured loans	581,038,955	581,769,087

Preferred stock	11,914,367	11,914,367
Common stock	5,821,456	5,821,456
Limited partnership interest	324,216	324,216
Equity warrants	1,055,112	1,015,900

Total	$759,365,486	$761,251,825

The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt investments.

The industry composition of the portfolio at fair value at March 31, 2007 and December 31, 2006 was as follows, excluding unearned income:

Industry	March 31, 2007	December 31, 2006
Printing, Publishing and Media	11.7%	7.2%
Manufacturing	11.6	6.6
Healthcare	10.4	13.3
Business Services	9.7	10.7
Consumer Products	8.8	11.2
Other Services	8.2	10.4
Electronics	6.3	7.9
Entertainment and Leisure	5.5	6.9
Transportation	4.7	0.1
Metals	3.8	4.8
Utilities	3.7	4.6
Retail	3.7	3.0
Chemicals	3.6	4.3
Beverage, Food and Tobacco	3.0	3.8
Homebuilding	2.7	3.4
Finance	1.1	0.0
Containers and Packaging	0.7	0.9
Aerospace and Defense	0.5	0.6
Textiles	0.3	0.3

Total	100.0%	100.0%

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

7. Credit agreement and borrowings

On December 6, 2006, the Company entered into a Senior Secured Revolving Credit Agreement (the “Credit Agreement”) and, on February 8, 2007, completed certain amendments thereto. Under the amended Credit Agreement, the lenders have agreed to extend credit to the Company in an aggregate principal amount not to exceed $400 million at any one time outstanding. The Credit Agreement is a four-year revolving facility (with a stated maturity date of December 6, 2010) and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. Subject to certain exceptions, the interest rate payable under the Credit Agreement is 87.5 basis points over LIBOR. The Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders’ equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries. In addition to the asset coverage ratio described above, borrowings under the Credit Agreement (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. The Credit Agreement also includes an “accordion” feature that allows the Company to increase the size of the credit facility to a maximum of $1 billion under certain circumstances. The Credit Agreement is used to supplement the Company’s equity capital to make additional portfolio investments and for other general corporate purposes.

At March 31, 2007, the Company had $300,000,000 drawn on the revolving credit facility versus $164,000,000 at December 31, 2006. The weighted average annual interest cost for the three months ended March 31, 2007 was 6.77%, exclusive of 0.175% in commitment fees and of other prepaid expenses related to establishing the credit facility.

The average debt outstanding on the credit facility was $220,484,436 during the three months ended March 31, 2007. The maximum amount borrowed during this period was $301,000,000. The remaining amount available under the facility was $100,000,000 at March 31, 2007 versus $61,000,000 at December 31, 2006.

At March 31, 2007 and December 31, 2006, respectively, the Company was in compliance with all financial and operational covenants required by the Credit Agreement.

On April 16, 2007, the Company increased commitments under the Credit Agreement to $500 million until October 15, 2007, on which date total commitments will revert to $400 million.

8. Commitments and contingencies

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

BlackRock Kelso Capital Corporation

Notes to Financial Statements (Unaudited)—(Continued)

9. Financial highlights

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding during the three months ended March 31, 2007 and during the three months ended March 31, 2006.

	Three months ended March 31, 2007	Three months ended March 31, 2006
Per Share Data:
Net asset value, beginning of period	$14.93	$14.95

Net investment income	0.36	0.19
Net realized and unrealized gain	0.08	0.01

Total from investment operations	0.44	0.20

Less dividend distributions to stockholders from net investment income	(0.42)	(0.20)

Net increase in net assets	0.02	—

Net asset value, end of period	$14.95	$14.95

Total return(1)(2)	2.97%	1.34%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(3)(4)	5.04%	1.56%
Ratio of credit facility related expenses to average net assets(3)	2.63%	—

Ratio of total expenses to average net assets(3)(4)	7.67%	1.56%
Ratio of net investment income to average net assets(3)	2.43%	5.06%
Net assets, end of period	$598,671,614	$542,420,327
Average debt outstanding	$220,484,436	—
Average debt per share(5)	$5.73	—
Portfolio turnover(2)	2%	4%

(1)	Total return is based on the change in net asset value per share during the period and takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(2)	Not annualized.

(3)	Annualized.

(4)	For the three months ended March 31, 2007 and March 31, 2006, the ratio of operating expenses before management fee waiver to average net assets is 5.68% and 2.56%, respectively, and the ratio of total expenses before management fee waiver to average net assets is 8.31% and 2.56%, respectively.

(5)	Average debt per share is calculated as average debt outstanding divided by the average shares outstanding during the period.

Common Stock

Preliminary Prospectus

JPMorgan

Citi

Merrill Lynch & Co.

Wachovia Securities

Bear, Stearns & Co. Inc.

UBS Investment Bank

Subject to completion, dated June 14, 2007

Through and including                         , 2007 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

Part C

OTHER INFORMATION

Item 25. Financial statements and exhibits

1.	Financial Statements

See the Index to Financial Statements on page F-1.

2.	Exhibits

(a)(1)	Certificate of Incorporation.(3)

(a)(2)	Certificate of Amendment to the Certificate of Incorporation.(7)

(b)	By-Laws.(3)

(d)	Form of Specimen Certificate.(1)

(e)	Dividend Reinvestment Plan.(4)

(g)	Investment Management Agreement.(2)

(h)	Form of Underwriting Agreement.(1)

(j)(1)	Custody Agreement.(4)

(j)(2)	Form of Foreign Custody Manager Agreement.(1)

(k)(1)	Form of Stock Transfer Agency Agreement.(4)

(k)(2)	Form of Administration Agreement.(4)

(k)(3)	Form of Sub-Administration and Accounting Services Agreement.(4)

(k)(4)	Senior Secured Revolving Credit Agreement.(5)

(k)(5)	Amendment No. 1 to Senior Secured Revolving Credit Agreement.(6)

(k)(6)	Amendment No. 2 to Senior Secured Revolving Credit Agreement.(8)

(l)	Opinion and Consent of Counsel to the Company.(1)

(n)(1)	Independent Registered Public Accounting Firm Consent.(1)

(n)(2)	Opinion of Independent Registered Public Accounting Firm Regarding “Senior Securities” Table.(9)

(r)(1)	Code of Ethics of the Company.(4)

(r)(2)	Code of Ethics of the Advisor.(1)

(1)	Filed herewith.

(2)	To be filed by amendment.

(3)	Incorporated by reference to our Form 10-12G/A as filed with the Securities and Exchange Commission on July 22, 2005.

(4)	Incorporated by reference to our Form 10-K as filed with the Securities and Exchange Commission on December 31, 2005.

(5)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on December 7, 2006.

(6)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on February 12, 2007.

(7)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on March 28, 2007.

(8)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on April 17, 2007.

(9)	Previously filed.

Item 26. Marketing arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this registration statement.

Item 27. Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee	$8,388

NASDAQ listing fee	5,000

Printing (other than certificates)	150,000

Engraving and printing certificates	13,000

Accounting fees and expenses	150,000

Legal fees and expenses	950,000

NASD fee	46,500

Miscellaneous fees and expenses	177,112

Total	$1,500,000

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons controlled by or under common control with the registrant

The following list sets forth each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940.

% of Voting Securities owned
Tygem Holdings, Inc. (Delaware)	70.2%

Item 29. Number of holders of shares

As of April 30, 2007:

Title of Class	Number of Record Holders

Common Stock, $0.001 par value	409

Item 30. Indemnification

The information contained under the heading “Description of Shares” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

We have agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and other connections of investment advisor

A description of any other business, profession, vocation or employment of a substantial nature in which the Advisor, and each managing director, director or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding the Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 000-51327), and is incorporated herein by reference.

Item 32. Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Kelso Capital Advisors LLC, 40 East 52nd Street, New York, NY 10022 and at the offices of the Registrant’s Custodian and Transfer Agent, PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153 and 301 Bellevue Parkway, Wilmington, DE 19809, respectively.

Item 33. Management services

Not Applicable.

Item 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment no. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 14th day of June, 2007.

By:	/S/ JAMES R. MAHER
Name: James R. Maher
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to the Registration Statement has been signed by the following persons in the capacities set forth below on the 14th day of June, 2007.

Name	Title

/S/ JAMES R. MAHER James R. Maher	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

/S/ FRANK D. GORDON Frank D. Gordon	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

* Jerrold B. Harris	Director

* William E. Mayer	Director

* François de Saint Phalle	Director

* Maureen K. Usifer	Director

*	Signed by Frank D. Gordon on behalf of those identified pursuant to his designation as an attorney-in-fact signed by each on March 2, 2007.

INDEX TO EXHIBITS

(a)(1)	Certificate of Incorporation.(3)
(a)(2)	Certificate of Amendment to the Certificate of Incorporation.(7)
(b)	By-Laws.(3)
(d)	Form of Specimen Certificate.(1)
(e)	Dividend Reinvestment Plan.(4)
(g)	Investment Management Agreement.(2)
(h)	Form of Underwriting Agreement.(1)
(j)(1)	Custody Agreement.(4)
(j)(2)	Form of Foreign Custody Manager Agreement.(1)
(k)(1)	Form of Stock Transfer Agency Agreement.(4)
(k)(2)	Form of Administration Agreement.(4)
(k)(3)	Form of Sub-Administration and Accounting Services Agreement.(4)
(k)(4)	Senior Secured Revolving Credit Agreement.(5)
(k)(5)	Amendment No. 1 to Senior Secured Revolving Credit Agreement.(6)
(k)(6)	Amendment No. 2 to Senior Secured Revolving Credit Agreement.(8)
(l)	Opinion and Consent of Counsel to the Company.(1)
(n)(1)	Independent Registered Public Accounting Firm Consent.(1)
(n)(2)	Opinion of Independent Registered Accounting Firm Regarding “Senior Securities” Table.(9)
(r)(1)	Code of Ethics of the Company.(4)
(r)(2)	Code of Ethics of the Advisor.(1)

(1)	Filed herewith.

(2)	To be filed by amendment.

(3)	Incorporated by reference to our Form 10-12G/A as filed with the Securities and Exchange Commission on July 22, 2005.

(4)	Incorporated by reference to our Form 10-K as filed with the Securities and Exchange Commission on December 31, 2005.

(5)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on December 7, 2006.

(6)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on February 12, 2007.

(7)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on March 28, 2007.

(8)	Incorporated by reference to our Form 8-K as filed with the Securities and Exchange Commission on April 17, 2007.

(9)	Previously filed.